UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2018

Item 1. Reports to Stockholders.

Semiannual Report 3/31/2018

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Global Strategic Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Aggregate Bond Index
6-Month	0.20%	-4.56%	-1.08%
1-Year	3.40	-1.51	1.20
5-Year	2.07	1.08	1.82
10-Year	4.09	3.59	3.63

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month- end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 0.20% during the reporting period, outperforming the -1.08% return provided by the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).

MARKET OVERVIEW

Markets continued to rally to close 2017. However, volatility reemerged during the first quarter of 2018. U.S. Treasury yields rose during the reporting period, flattening the yield curve and pricing in over two interest rate hikes by the Federal Reserve (the Fed) for 2018. Credit spreads were tighter across most sectors, fully absorbing the rise in rates and finishing the reporting period with positive returns. Despite the rise in short-term rates, the U.S. dollar (USD) weakened against most currencies in developed and emerging markets.

Global economic data stabilized during the reporting period. The cyclical uptick has been encouraging with improvements in global investment, trade, and industrial production. Business and consumer confidence are at cyclical highs in many countries at the end of the period. A major change in the outlook was a result of the fiscal stimulus in the U.S., comprising both tax cuts and spending promises. In our view, this stimulus could add to growth over the next two years. First quarter 2018 Eurozone data have cooled slightly, but after several quarters of upside surprises, some stabilization is not surprising. The underlying drivers of Eurozone growth are intact and we believe growth should remain around its current trend. Growth expectations remain upbeat with certain countries, like Canada, exceeding expectations. Latin America (LatAm) is a different story with growth being more challenged overall with the exception of Brazil. LatAm also faces a number of political challenges over the course of the year with elections in several countries and NAFTA negotiations.

The U.S. economy continued to perform well. On the inflation front, the negative surprise of the past year is behind us, and underlying inflation is converging toward the Fed’s 2% target. The Fed is on track to hike rates 3-4 times this year, with the first delivered this March. During the reporting period, Chairman Jay Powell was installed as the new head of the Federal Reserve, taking over from Janet Yellen. Under his leadership, the Federal Open Market Committee (FOMC) signaled that the Fed will remain cautious and will continue on a similar policy rate path.

FUND REVIEW

For the six-month reporting period, the Fund’s strongest absolute results stemmed from its exposure to emerging markets local rates (government bonds) and senior floating rate loans.

3 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Emerging market local debt performed well this reporting period. A new theme emerged in the first quarter of 2018; markets are pricing in a pause or, in some cases, the end of a monetary policy easing. This resulted in curves steepening from India and Russia to Brazil and Hungary, which we find more appealing than flatter yield curves. Flatter yield curves provide investors with fewer incentives to purchase longer-maturity bonds and typically reflect expectations of rising interest rates. We saw curves as steep as at they were in 2013. In the meantime, valuations remain attractive in our view as real yields in the belly of the curve are appealing from a risk / return vantage point. During the reporting period we tapped this premium by increasing the duration of our locally denominated bond holdings in some markets.

Solid economic fundamentals and positive earnings growth lead us to continue to like spread sectors, though we have reduced our exposure recently based on valuations and have rotated away from some of the higher beta sectors. We like senior floating rate loans for similar reasons. In addition, we believe loans should outperform other credit sectors should the Fed hike rates at a more aggressive pace than the market expects. During the reporting period, this positioning paid off and senior floating rate loans were additive to performance.

The most significant detractor from the Fund’s performance was its exposure to mortgages. As interest rate volatility increased during the reporting period, mortgages underperformed U.S. Treasuries.

STRATEGY & OUTLOOK

The current outlook for the global economy continues to be positive with synchronized global growth close to 3.5%. U.S. growth projections are being upgraded higher and world economic momentum seems to be stabilizing. We continue to expect 2018 to be a “risk-friendly” environment, but there are several global geopolitical and policy challenges. Credit fundamentals, outside of some distressed sectors like retail and fixed line telecom, continue to improve modestly due to earnings growth and a lack of capital expenditure. Higher commodity prices, driven by rising demand, even in oil, have had a positive effect especially on high yield and emerging market credits. Given our expectation that growth will stabilize around current levels, our outlook remains positive.

In our view, one potential headwind to prospective returns are valuations that are rich relative to historical levels, leaving little cushion for potential negative shocks. That valuations appear somewhat rich at this point in the cycle is not unusual, especially when growth is positive and fundamentals are improving. Chairman Powell is expected to continue former Chairwoman Yellen’s gradual approach to normalization.

Despite solid economic fundamentals and positive earnings growth, we continue to reduce exposure to spread sectors. We are

4 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

reducing some exposure to U.S. high-grade and have modestly increased exposure to emerging market local currency sovereign debt (on a hedged basis). We are also modifying the duration composition of the Fund to the front-end of the U.S. yield curve. Internationally, we expect strong performance from emerging market local bonds over the next few months as the growth differential continues to favor emerging market assets. From a valuation perspective, real yields remain at high enough levels to absorb further modest monetary tightening in developed markets.

Hemant Baijal[1] Portfolio Manager

Ruta Ziverte Portfolio Manager

1. Hemant Baijal became a Portfolio Manager in January 2018.

FUND UPDATE

Effective January 24, 2018, Hemant Baijal, SVP Team Leader and Senior Portfolio Manager, Global Debt team was named as Lead Portfolio Manager on the Fund. Krishna Memani, Ruta Ziverte and Chris Kelly have continued their roles as Co-Portfolio Managers on the Fund. The Fund will continue to be managed as a multi sector bond strategy, investing globally to deliver competitive income and yield within a risk-oriented framework.

Krishna Memani Portfolio Manager

Chris Kelly, CFA Portfolio Manager

5 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	40.0%

Investment Companies
Oppenheimer Institutional Government Money Market Fund	3.6
Oppenheimer Master Event-Linked Bond Fund, LLC	1.8
Oppenheimer Master Loan Fund, LLC	13.1
Oppenheimer Ultra-Short Duration Fund	1.0
Mortgage-Backed Obligations
Government Agency	11.0
Non-Agency	8.1
Foreign Government Obligations	15.3
Asset-Backed Securities	3.0
Preferred Stocks	1.1
Short-Term Notes	1.1
Over-the-Counter Interest Rate Swaptions Purchased	0.3
Structured Securities	0.3
Over-the-Counter Options Purchased	0.1
Common Stocks	0.1
Corporate Loans	0.1
Rights, Warrants and Certificates	—*

* Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2018, and are based on the total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	72.9%
Latin & South America	8.5
Asia	6.6
Middle East/Africa	4.3
Europe	4.5
Emerging Europe	3.2

Portfolio holdings and allocation are subject to change. Percentages are as of March 31, 2018, and are based on total market value of investments.

6 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

TOP TEN GEOGRAPHICAL HOLDINGS

United States	71.6%
India	2.6
Brazil	2.3
Argentina	2.3
Indonesia	2.0
South Africa	1.7
Russia	1.6
Canada	1.3
United Kingdom	1.0
Mexico	0.8

Portfolio holdings and allocation are subject to change. Percentages are as of March 31, 2018, and are based on total market value of investments. For more current Fund holdings, please visit oppenheimerrfunds.com.

7 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPSIX)	10/16/89	0.20%	3.40%	2.07%	4.09%
Class B (OPSGX)	11/30/92	0.07	2.60	1.27	3.51
Class C (OSICX)	5/26/95	0.08	2.62	1.30	3.34
Class I (OSIIX)	1/27/12	0.65	3.82	2.49	3.86*
Class R (OSINX)	3/1/01	0.33	3.14	1.79	3.74
Class Y (OSIYX)	1/26/98	0.32	3.64	2.32	4.31

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPSIX)	10/16/89	-4.56%	-1.51%	1.08%	3.59%
Class B (OPSGX)	11/30/92	-4.85	-2.35	0.93	3.51
Class C (OSICX)	5/26/95	-0.91	1.63	1.30	3.34
Class I (OSIIX)	1/27/12	0.65	3.82	2.49	3.86*
Class R (OSINX)	3/1/01	0.33	3.14	1.79	3.74
Class Y (OSIYX)	1/26/98	0.32	3.64	2.32	4.31

* Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/18
Class A	4.98%
Class B	4.42
Class C	4.45
Class I	5.60
Class R	4.96
Class Y	5.47

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 3/31/18
Class A	4.91%
Class B	4.36
Class C	4.39
Class I	5.55
Class R	4.90
Class Y	5.41

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after

8 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended March 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended March 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Actual	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During 6 Months Ended March 31, 2018
Class A	$ 1,000.00	$ 1,002.00	$ 4.95
Class B	1,000.00	1,000.70	8.97
Class C	1,000.00	1,000.80	8.77
Class I	1,000.00	1,006.50	2.96
Class R	1,000.00	1,003.30	6.21
Class Y	1,000.00	1,003.20	3.75

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.00	5.00
Class B	1,000.00	1,016.01	9.04
Class C	1,000.00	1,016.21	8.83
Class I	1,000.00	1,021.99	2.98
Class R	1,000.00	1,018.75	6.26
Class Y	1,000.00	1,021.19	3.79

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2018 are as follows:

Class	Expense Ratios
Class A	0.99%
Class B	1.79
Class C	1.75
Class I	0.59
Class R	1.24
Class Y	0.75

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

	Principal Amount	Value
Asset-Backed Securities—3.3%
American Credit Acceptance Receivables Trust:
Series 2014-4, Cl. D, 5.24%, 2/10/22[1]	$430,000	$430,367
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	209,240	209,448
Series 2015-3, Cl. C, 4.84%, 10/12/21[1]	1,625,000	1,643,837
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	550,000	557,033
Series 2016-4, Cl. B, 2.11%, 2/12/21[1]	985,000	983,130
Series 2017-3, Cl. B, 2.25%, 1/11/21[1]	305,000	303,350
Series 2017-4, Cl. B, 2.61%, 5/10/21[1]	476,000	473,948
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	1,347,000	1,342,103
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	1,747,000	1,735,164
AmeriCredit Automobile Receivables Trust:
Series 2015-2, Cl. D, 3.00%, 6/8/21	1,315,000	1,315,277
Series 2017-2, Cl. D, 3.42%, 4/18/23	2,270,000	2,262,517
Series 2017-4, Cl. D, 3.08%, 12/18/23	985,000	973,036
Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 2.427% [LIBOR01M+65], 8/16/21[1,2]	780,000	781,515
Series 2016-1, Cl. A1, 1.78%, 6/15/22	2,545,000	2,518,802
Series 2016-1, Cl. A2, 2.627% [LIBOR01M+85], 6/15/22[2]	4,605,000	4,638,424
Capital Auto Receivables Asset Trust:
Series 2014-1, Cl. D, 3.39%, 7/22/19	260,528	260,602
Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	290,000	287,514
Capital One Multi-Asset Execution Trust, Series 2016-A3, Cl. A3, 1.34%, 4/15/22	2,655,000	2,617,041
CarFinance Capital Auto Trust:
Series 2014-1A, Cl. D, 4.90%, 4/15/20[1]	1,005,000	1,011,992
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	110,610	110,351
CarMax Auto Owner Trust:
Series 2014-2, Cl. D, 2.58%, 11/16/20	1,365,000	1,364,931
Series 2015-2, Cl. D, 3.04%, 11/15/21	525,000	524,531
Series 2015-3, Cl. D, 3.27%, 3/15/22	1,805,000	1,807,186
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,370,000	1,368,672
Series 2016-3, Cl. D, 2.94%, 1/17/23	915,000	905,682
Series 2016-4, Cl. D, 2.91%, 4/17/23	2,040,000	2,014,937
Series 2017-1, Cl. D, 3.43%, 7/17/23	1,775,000	1,773,658
Series 2017-4, Cl. D, 3.30%, 5/15/24	750,000	743,361
Series 2018-1, Cl. D, 3.37%, 7/15/24	510,000	505,823
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	1,725,000	1,694,943
Series 2018-1, Cl. B, 3.09%, 6/16/25[1]	615,000	612,729
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]	175,000	174,369
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[1]	767,269	763,095
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	495,000	485,553
CPS Auto Receivables Trust:
Series 2013-C, Cl. D, 6.59%, 8/15/19[1]	620,000	623,086
Series 2017-C, Cl. A, 1.78%, 9/15/20[1]	413,162	411,411
Series 2017-C, Cl. B, 2.30%, 7/15/21[1]	740,000	733,903
Series 2017-D, Cl. B, 2.43%, 1/18/22[1]	1,255,000	1,242,481

12 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Asset-Backed Securities (Continued)
CPS Auto Receivables Trust: (Continued)
Series 2018-A, Cl. B, 2.77%, 4/18/22[1]	$975,000	$969,450
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	160,000	159,392
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	1,505,000	1,490,286
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]	915,000	912,284
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]	1,305,000	1,301,280
CWABS Asset-Backed Certificates Trust, Series 2005-14, Cl. 1A1, 2.102% [US0001M+23], 4/25/36[2]	58,422	58,561
Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	500,000	492,842
Discover Card Execution Note Trust:
Series 2012-A6, Cl. A6, 1.67%, 1/18/22	2,315,000	2,289,276
Series 2016-A1, Cl. A1, 1.64%, 7/15/21	4,225,000	4,197,100
Series 2016-A4, Cl. A4, 1.39%, 3/15/22	4,715,000	4,634,083
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	125,000	126,194
Series 2015-CA, Cl. D, 4.20%, 9/15/21[1]	310,000	313,993
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	695,497	697,875
Series 2016-CA, Cl. C, 3.02%, 11/15/21[1]	1,085,000	1,086,910
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,240,000	1,260,980
Series 2017-1, Cl. B, 2.36%, 3/15/21	1,155,000	1,151,974
Series 2017-2, Cl. B, 2.25%, 6/15/21	735,000	733,230
Series 2017-2, Cl. C, 2.75%, 9/15/23	810,000	805,786
Series 2017-3, Cl. C, 2.80%, 7/15/22	835,000	832,799
Series 2017-AA, Cl. C, 2.98%, 1/18/22[1]	920,000	920,567
Series 2017-AA, Cl. D, 4.16%, 5/15/24[1]	1,600,000	1,627,219
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	1,685,000	1,699,079
Series 2018-1, Cl. D, 3.81%, 5/15/24	1,000,000	1,002,620
DT Auto Owner Trust:
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	565,000	569,868
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	555,000	572,845
Series 2017-1A, Cl. C, 2.70%, 11/15/22[1]	405,000	403,612
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	1,120,000	1,116,924
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	1,160,000	1,181,256
Series 2017-2A, Cl. B, 2.44%, 2/15/21[1]	605,000	604,114
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	1,330,000	1,331,953
Series 2017-3A, Cl. B, 2.40%, 5/17/21[1]	1,055,000	1,050,111
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	1,245,000	1,258,448
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	1,410,000	1,396,686
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	1,035,000	1,031,810
Series 2018-1A, Cl. B, 3.04%, 1/18/22[1]	1,045,000	1,044,911
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	637,184	633,258
Evergreen Credit Card Trust, Series 2016-3, Cl. A, 2.277% [LIBOR01M+50], 11/16/20[1,2]	3,480,000	3,489,065
Exeter Automobile Receivables Trust, Series 2018-1A, Cl. B, 2.75%, 4/15/22[1]	1,050,000	1,042,908

13 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
First Investors Auto Owner Trust, Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	$2,110,000	$2,110,786
Flagship Credit Auto Trust:
Series 2014-1, Cl. D, 4.83%, 6/15/20[1]	130,000	131,476
Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	2,725,000	2,859,647
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[1]	2,625,681	2,616,564
GM Financial Automobile Leasing Trust, Series 2017-3, Cl. C, 2.73%, 9/20/21	850,000	842,154
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 5.172% [LIBOR01M+330], 9/27/21[1,2]	595,000	595,802
Series 2017-1, Cl. C, 3.422% [LIBOR01M+155], 6/27/22[1,2]	435,000	437,322
Series 2017-1, Cl. D, 4.172% [LIBOR01M+230], 6/27/22[1,2]	505,000	505,457
Santander Drive Auto Receivables Trust:
Series 2015-5, Cl. D, 3.65%, 12/15/21	2,420,000	2,443,761
Series 2016-2, Cl. D, 3.39%, 4/15/22	880,000	886,025
Series 2017-1, Cl. D, 3.17%, 4/17/23	1,215,000	1,208,115
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	2,460,000	2,517,960
Series 2017-3, Cl. D, 3.20%, 11/15/23	2,880,000	2,855,364
Series 2018-1, Cl. D, 3.32%, 3/15/24	750,000	740,543
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[1]	1,330,000	1,315,869
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	850,000	845,138
United Auto Credit Securitization Trust, Series 2018-1, Cl. C, 3.05%, 9/10/21[1]	1,620,000	1,613,806
Verizon Owner Trust, Series 2017-3A, Cl. A1A, 2.06%, 4/20/22[1]	1,340,000	1,322,874
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	832,794	829,798
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[1]	1,785,000	1,833,905
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	1,845,000	1,849,447
Series 2018-1A, Cl. C, 2.92%, 5/15/23[1]	1,095,000	1,089,725
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	2,075,000	2,072,915
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	1,195,000	1,186,999
Series 2016-B, Cl. A, 1.44%, 6/15/22	2,860,000	2,848,270
Series 2017-A, Cl. A, 2.12%, 3/15/24	3,060,000	3,016,451
Series 2017-B, Cl. A, 1.98%, 6/15/23	2,260,000	2,239,888
Series 2017-C, Cl. A, 2.31%, 8/15/24	2,980,000	2,930,463
Series 2018-A, Cl. A, 3.07%, 12/16/24	3,660,000	3,668,492
Total Asset-Backed Securities (Cost $137,644,215)		137,112,367

Mortgage-Backed Obligations—20.6%
Government Agency—11.8%
FHLMC/FNMA/FHLB/Sponsored—9.0%
Federal Home Loan Mortgage Corp. Gold Pool: 5.00%, 12/1/34	458,600	494,257

14 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp. Gold Pool: (Continued)
5.50%, 9/1/39	$1,153,123	$1,254,938
6.00%, 1/1/19-7/1/24	463,830	505,734
6.50%, 1/1/19-6/1/35	457,130	510,835
7.00%, 8/1/21-3/1/35	684,267	753,499
7.50%, 1/1/32-2/1/32	1,267,099	1,484,590
8.50%, 8/1/31	40,844	46,149
10.00%, 5/1/20	1,021	1,028
Federal Home Loan Mortgage Corp. Non Gold Pool:
10.00%, 4/1/20	1,504	1,504
10.50%, 5/1/20	9,028	9,278
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 65.793%, 4/1/27[3]	110,049	22,378
Series 192, Cl. IO, 99.999%, 2/1/28[3]	50,563	10,665
Series 205, Cl. IO, 52.442%, 9/1/29[3]	291,085	66,364
Series 206, Cl. IO, 0.00%, 12/15/29[3,4]	129,310	33,248
Series 207, Cl. IO, 0.00%, 4/1/30[3,4]	106,953	22,844
Series 214, Cl. IO, 0.00%, 6/1/31[3,4]	82,574	18,434
Series 243, Cl. 6, 9.67%, 12/15/32[3]	251,068	42,650
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	877,897	938,870
Series 151, Cl. F, 9.00%, 5/15/21	615	639
Series 1590, Cl. IA, 2.827% [LIBOR01M+105], 10/15/23[2]	634,830	648,050
Series 1674, Cl. Z, 6.75%, 2/15/24	24,787	26,454
Series 2034, Cl. Z, 6.50%, 2/15/28	7,268	8,193
Series 2042, Cl. N, 6.50%, 3/15/28	6,788	7,331
Series 2043, Cl. ZP, 6.50%, 4/15/28	759,954	840,614
Series 2053, Cl. Z, 6.50%, 4/15/28	6,366	7,177
Series 2116, Cl. ZA, 6.00%, 1/15/29	362,906	393,135
Series 2122, Cl. F, 2.227% [LIBOR01M+45], 2/15/29[2]	17,869	17,957
Series 2279, Cl. PK, 6.50%, 1/15/31	11,824	13,000
Series 2326, Cl. ZP, 6.50%, 6/15/31	102,146	110,735
Series 2344, Cl. FP, 2.727% [LIBOR01M+95], 8/15/31[2]	248,401	255,339
Series 2368, Cl. PR, 6.50%, 10/15/31	12,683	14,085
Series 2401, Cl. FA, 2.427% [LIBOR01M+65], 7/15/29[2]	29,673	30,165
Series 2412, Cl. GF, 2.727% [LIBOR01M+95], 2/15/32[2]	316,897	325,907
Series 2427, Cl. ZM, 6.50%, 3/15/32	497,393	554,810
Series 2451, Cl. FD, 2.777% [LIBOR01M+100], 3/15/32[2]	141,866	146,125
Series 2461, Cl. PZ, 6.50%, 6/15/32	55,589	60,704
Series 2464, Cl. FI, 2.777% [LIBOR01M+100], 2/15/32[2]	136,290	139,589
Series 2470, Cl. AF, 2.777% [LIBOR01M+100], 3/15/32[2]	228,887	235,758
Series 2470, Cl. LF, 2.777% [LIBOR01M+100], 2/15/32[2]	139,386	142,761
Series 2475, Cl. FB, 2.777% [LIBOR01M+100], 2/15/32[2]	190,899	195,340
Series 2517, Cl. GF, 2.777% [LIBOR01M+100], 2/15/32[2]	115,248	118,038
Series 2551, Cl. LF, 2.277% [LIBOR01M+50], 1/15/33[2]	17,555	17,661
Series 2635, Cl. AG, 3.50%, 5/15/32	195,005	195,461
Series 2668, Cl. AZ, 4.00%, 9/15/18	6,580	6,586
Series 2676, Cl. KY, 5.00%, 9/15/23	315,678	329,583
Series 2707, Cl. QE, 4.50%, 11/15/18	21,145	21,206

15 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2770, Cl. TW, 4.50%, 3/15/19	$8,014	$8,064
Series 3010, Cl. WB, 4.50%, 7/15/20	2,450	2,487
Series 3025, Cl. SJ, 18.236% [-3.667 x LIBOR01M+2,475], 8/15/35[2]	285,518	394,549
Series 3741, Cl. PA, 2.15%, 2/15/35	121,050	120,946
Series 3815, Cl. BD, 3.00%, 10/15/20	2,472	2,474
Series 3840, Cl. CA, 2.00%, 9/15/18	1,613	1,610
Series 3848, Cl. WL, 4.00%, 4/15/40	469,563	477,047
Series 3857, Cl. GL, 3.00%, 5/15/40	11,350	11,309
Series 3917, Cl. BA, 4.00%, 6/15/38	215,329	215,415
Series 4221, Cl. HJ, 1.50%, 7/15/23	484,137	474,215
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 46.442%, 3/15/28[3]	15,360	3,049
Series 2049, Cl. PL, 94.059%, 4/15/28[3]	83,812	16,899
Series 2074, Cl. S, 99.999%, 7/17/28[3]	69,766	7,994
Series 2079, Cl. S, 99.999%, 7/17/28[3]	124,880	16,983
Series 2177, Cl. SB, 99.999%, 8/15/29[3]	83,568	14,586
Series 2526, Cl. SE, 55.513%, 6/15/29[3]	152,690	24,032
Series 2682, Cl. TQ, 99.999%, 10/15/33[3]	592,972	89,533
Series 2795, Cl. SH, 78.978%, 3/15/24[3]	967,486	82,619
Series 2920, Cl. S, 99.999%, 1/15/35[3]	1,079,112	164,882
Series 2922, Cl. SE, 11.024%, 2/15/35[3]	71,284	9,784
Series 2981, Cl. AS, 5.778%, 5/15/35[3]	546,418	63,344
Series 2981, Cl. BS, 99.999%, 5/15/35[3]	1,217,622	180,938
Series 3004, Cl. SB, 99.999%, 7/15/35[3]	1,562,396	168,842
Series 3397, Cl. GS, 0.00%, 12/15/37[3,4]	347,173	59,734
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	132,543	10,130
Series 3450, Cl. BI, 14.395%, 5/15/38[3]	513,876	75,323
Series 3606, Cl. SN, 13.682%, 12/15/39[3]	269,543	35,566
Series 3659, Cl. IE, 0.00%, 3/15/19[3,4]	100,283	1,288
Series 3685, Cl. EI, 0.00%, 3/15/19[3,4]	7,638	78
Federal National Mortgage Assn.:
2.50%, 4/1/33[5]	15,585,000	15,263,605
3.00%, 4/1/33[5]	12,000,000	11,980,260
3.50%, 4/1/48[5]	84,105,000	84,230,891
4.00%, 4/1/48[5]	22,265,000	22,839,678
4.50%, 4/1/48[5]	193,635,000	202,712,289
5.00%, 4/1/48[5]	2,795,000	2,985,180
Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 99.999%, 12/25/41[3]	31,802,452	376,869
Series 2001-T3, Cl. IO, 99.999%, 11/25/40[3]	5,292,757	204,350
Federal National Mortgage Assn. Pool:
4.50%, 12/1/20	152,924	154,290
5.00%, 7/1/19-12/1/21	61,997	63,070
5.50%, 1/1/22-5/1/36	466,744	504,522
6.50%, 4/1/18-1/1/34	2,472,482	2,761,224

16 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn. Pool: (Continued)
7.00%, 9/1/21-4/1/34	$3,962,849	$4,499,820
7.50%, 2/1/27-3/1/33	1,969,293	2,261,539
8.50%, 7/1/32	6,409	6,535
9.50%, 3/15/21	4,764	4,828
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 99.999%, 5/25/23[3]	104,477	14,186
Series 247, Cl. 2, 99.999%, 10/25/23[3]	49,738	6,500
Series 252, Cl. 2, 99.999%, 11/25/23[3]	12,316	1,732
Series 254, Cl. 2, 99.999%, 1/25/24[3]	37,478	5,419
Series 301, Cl. 2, 13.876%, 4/25/29[3]	134,841	28,812
Series 303, Cl. IO, 84.538%, 11/25/29[3]	140,999	33,685
Series 313, Cl. 2, 99.999%, 6/25/31[3]	1,115,526	241,397
Series 319, Cl. 2, 99.999%, 2/25/32[3]	369,972	83,388
Series 321, Cl. 2, 16.964%, 4/25/32[3]	665,277	158,159
Series 324, Cl. 2, 0.00%, 7/25/32[3,4]	282,331	68,683
Series 328, Cl. 2, 0.00%, 12/25/32[3,4]	243,462	56,339
Series 331, Cl. 5, 99.999%, 2/25/33[3]	571,720	104,520
Series 332, Cl. 2, 0.00%, 3/25/33[3,4]	1,097,356	255,844
Series 334, Cl. 10, 1.684%, 2/25/33[3]	468,304	82,453
Series 334, Cl. 12, 0.00%, 3/25/33[3,4]	669,601	143,836
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	1,363,813	303,763
Series 345, Cl. 9, 0.00%, 1/25/34[3,4]	395,062	92,265
Series 351, Cl. 10, 0.00%, 4/25/34[3,4]	166,948	41,582
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	306,697	60,642
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	219,966	47,586
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	106,263	23,219
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	15,753	3,943
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	33,548	36,531
Series 1997-45, Cl. CD, 8.00%, 7/18/27	357,055	405,323
Series 1998-58, Cl. PC, 6.50%, 10/25/28	200,563	219,321
Series 1999-14, Cl. MB, 6.50%, 4/25/29	11,668	13,009
Series 1999-54, Cl. LH, 6.50%, 11/25/29	403,339	441,022
Series 2001-19, Cl. Z, 6.00%, 5/25/31	147,698	164,323
Series 2001-65, Cl. F, 2.472% [LIBOR01M+60], 11/25/31[2]	278,210	282,588
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	320,900	354,610
Series 2002-21, Cl. PE, 6.50%, 4/25/32	385,535	427,798
Series 2002-29, Cl. F, 2.872% [LIBOR01M+100], 4/25/32[2]	155,021	158,894
Series 2002-64, Cl. FJ, 2.872% [LIBOR01M+100], 4/25/32[2]	47,647	48,837
Series 2002-68, Cl. FH, 2.308% [LIBOR01M+50], 10/18/32[2]	97,980	98,440
Series 2002-81, Cl. FM, 2.372% [LIBOR01M+50], 12/25/32[2]	187,490	188,998
Series 2002-84, Cl. FB, 2.872% [LIBOR01M+100], 12/25/32[2]	31,142	31,885
Series 2003-100, Cl. PA, 5.00%, 10/25/18	24,987	25,027
Series 2003-11, Cl. FA, 2.872% [LIBOR01M+100], 9/25/32[2]	42,497	43,520
Series 2003-112, Cl. AN, 4.00%, 11/25/18	13,889	13,918
Series 2003-116, Cl. FA, 2.272% [LIBOR01M+40], 11/25/33[2]	102,105	102,215
Series 2003-84, Cl. GE, 4.50%, 9/25/18	2,241	2,244
Series 2004-25, Cl. PC, 5.50%, 1/25/34	23,247	23,495

17 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2005-31, Cl. PB, 5.50%, 4/25/35	$2,865,000	$3,104,954
Series 2005-71, Cl. DB, 4.50%, 8/25/25	697,336	715,393
Series 2006-11, Cl. PS, 17.705% [-3.667 x
LIBOR01M+2,456.67], 3/25/36[2]	323,561	477,477
Series 2006-46, Cl. SW, 17.337% [-3.667 x
LIBOR01M+2,419.92], 6/25/36[2]	414,474	583,231
Series 2008-75, Cl. DB, 4.50%, 9/25/23	38,148	38,235
Series 2009-113, Cl. DB, 3.00%, 12/25/20	87,306	87,400
Series 2009-36, Cl. FA, 2.812% [LIBOR01M+94], 6/25/37[2]	198,518	203,077
Series 2009-70, Cl. TL, 4.00%, 8/25/19	36,298	36,310
Series 2010-43, Cl. KG, 3.00%, 1/25/21	36,786	36,854
Series 2011-122, Cl. EC, 1.50%, 1/25/20	70,943	70,440
Series 2011-15, Cl. DA, 4.00%, 3/25/41	226,437	227,101
Series 2011-3, Cl. EL, 3.00%, 5/25/20	134,772	134,799
Series 2011-3, Cl. KA, 5.00%, 4/25/40	694,168	727,037
Series 2011-38, Cl. AH, 2.75%, 5/25/20	1,628	1,626
Series 2011-6, Cl. BA, 2.75%, 6/25/20	60,549	60,858
Series 2011-82, Cl. AD, 4.00%, 8/25/26	99,884	100,353
Series 2011-88, Cl. AB, 2.50%, 9/25/26	28,032	28,003
Series 2012-20, Cl. FD, 2.272% [LIBOR01M+40], 3/25/42[2]	1,030,906	1,031,818
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 35.097%, 11/18/31[3]	315,784	55,966
Series 2001-63, Cl. SD, 37.098%, 12/18/31[3]	9,060	1,464
Series 2001-68, Cl. SC, 81.638%, 11/25/31[3]	6,487	1,120
Series 2001-81, Cl. S, 46.681%, 1/25/32[3]	85,274	14,574
Series 2002-28, Cl. SA, 27.57%, 4/25/32[3]	74,509	12,575
Series 2002-38, Cl. SO, 57.867%, 4/25/32[3]	91,410	14,190
Series 2002-39, Cl. SD, 52.36%, 3/18/32[3]	142,220	25,288
Series 2002-48, Cl. S, 43.261%, 7/25/32[3]	112,984	20,145
Series 2002-52, Cl. SL, 34.108%, 9/25/32[3]	71,031	12,451
Series 2002-53, Cl. SK, 62.352%, 4/25/32[3]	88,653	16,145
Series 2002-56, Cl. SN, 44.206%, 7/25/32[3]	154,952	27,628
Series 2002-65, Cl. SC, 51.081%, 6/25/26[3]	281,811	36,979
Series 2002-77, Cl. IS, 52.206%, 12/18/32[3]	155,735	29,627
Series 2002-77, Cl. SH, 40.859%, 12/18/32[3]	117,889	20,083
Series 2002-89, Cl. S, 41.003%, 1/25/33[3]	868,307	160,880
Series 2002-9, Cl. MS, 34.537%, 3/25/32[3]	122,059	22,001
Series 2003-13, Cl. IO, 51.733%, 3/25/33[3]	659,678	157,160
Series 2003-26, Cl. DI, 42.894%, 4/25/33[3]	423,018	110,366
Series 2003-26, Cl. IK, 49.846%, 4/25/33[3]	74,133	16,851
Series 2003-33, Cl. SP, 99.999%, 5/25/33[3]	364,130	74,847
Series 2003-4, Cl. S, 20.701%, 2/25/33[3]	175,510	34,850
Series 2003-46, Cl. IH, 0.00%, 6/25/23[3,4]	51,234	4,954
Series 2004-56, Cl. SE, 8.629%, 10/25/33[3]	397,882	70,841
Series 2005-12, Cl. SC, 30.533%, 3/25/35[3]	33,711	4,219
Series 2005-14, Cl. SE, 47.961%, 3/25/35[3]	260,092	30,588

18 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security: (Continued)
Series 2005-40, Cl. SA, 99.999%, 5/25/35[3]	$1,526,500	$211,868
Series 2005-40, Cl. SB, 99.999%, 5/25/35[3]	667,287	82,627
Series 2005-52, Cl. JH, 31.468%, 5/25/35[3]	806,007	101,562
Series 2006-90, Cl. SX, 99.999%, 9/25/36[3]	1,604,235	228,156
Series 2007-88, Cl. XI, 0.00%, 6/25/37[3,4]	2,351,460	373,524
Series 2008-55, Cl. SA, 0.00%, 7/25/38[3,4]	115,522	11,960
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	8,002	390
Series 2010-95, Cl. DI, 8.646%, 11/25/20[3]	237,174	5,481
Series 2011-96, Cl. SA, 3.73%, 10/25/41[3]	411,072	59,850
Series 2012-134, Cl. SA, 3.674%, 12/25/42[3]	1,209,983	211,501
Series 2012-40, Cl. PI, 7.744%, 4/25/41[3]	3,095,878	482,597
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6.00%, 5/1/29	2,586	496
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 0.00%, 9/15/22[3,4]	2,201,493	1,660
Series 1995-2B, Cl. 2IO, 0.00%, 6/15/25[3,4]	246,656	4,447
Series 1995-3, Cl. 1IO, 0.00%, 9/15/25[3,4]	7,723,074	10,068
		380,029,234

GNMA/Guaranteed—2.8%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	352,370	370,626
8.00%, 1/15/28-9/15/28	250,949	264,673
Government National Mortgage Assn. II Pool:
2.75% [H15T1Y+150], 7/20/27[2]	2,422	2,498
3.50%, 4/1/48[5]	29,940,000	30,216,135
4.00%, 4/1/48[5]	60,820,000	62,499,247
4.50%, 4/1/48[5]	22,330,000	23,211,507
7.00%, 1/20/30	52,864	60,605
11.00%, 10/20/19	351	352
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17, Cl. AI, 42.154%, 4/16/37[3]	1,035,976	153,425
Series 2011-52, Cl. HS, 21.319%, 4/16/41[3]	1,837,901	224,305
		117,003,373

Non-Agency—8.8%
Commercial—4.1%
BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 3.41% [H15T1Y+210], 9/26/35[1,2]	106,199	106,682
Series 2012-RR6, Cl. RR6, 2.054%, 11/26/36[1]	135,156	134,506
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 10.10%, 1/15/51[3]	13,252,662	543,273
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[3,4,6,7]	77,929	1,799
CD Commercial Mortgage Trust:
Series 2016-CD2, Cl. AM, 3.668%, 11/10/49[8]	1,000,000	998,971
Series 2017-CD3, Cl. AS, 3.833%, 2/10/50	1,270,000	1,279,421

19 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 12.215%, 11/13/50[3]	$5,549,644	$359,423
Citigroup Commercial Mortgage Trust:
Series 2012-GC8, Cl. AAB, 2.608%, 9/10/45	774,469	770,851
Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	710,000	720,724
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C4, Cl. XA, 11.779%, 10/12/50[3]	15,576,591	1,194,170
COMM Mortgage Trust:
Series 2012-CR3, Cl. ASB, 2.372%, 10/15/45	142,045	140,567
Series 2012-LC4, Cl. A3, 3.069%, 12/10/44	305,289	305,888
Series 2013-CR13, Cl. ASB, 3.706%, 11/10/46	1,350,000	1,378,842
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	2,825,000	2,795,334
Series 2013-CR7, Cl. D, 4.285%, 3/10/46[1,8]	6,510,000	4,692,319
Series 2014-CR17, Cl. ASB, 3.598%, 5/10/47	1,750,000	1,786,521
Series 2014-CR20, Cl. ASB, 3.305%, 11/10/47	475,000	478,668
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	70,000	71,589
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	690,000	712,414
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	4,690,000	4,795,694
Series 2015-CR22, Cl. A2, 2.856%, 3/10/48	805,000	806,697
Series 2015-CR23, Cl. AM, 3.801%, 5/10/48	3,210,000	3,258,544
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[3,4]	7,310,578	432,117
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	1,775,000	1,761,152
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 2.042% [US0001M+22], 7/22/36[1,2]	920,000	879,269
FREMF Mortgage Trust:
Series 2012-K20, Cl. C, 3.87%, 5/25/45[1,8]	12,875,000	12,695,158
Series 2013-K25, Cl. C, 3.62%, 11/25/45[1,8]	1,975,000	1,928,283
Series 2013-K26, Cl. C, 3.599%, 12/25/45[1,8]	335,000	326,602
Series 2013-K27, Cl. C, 3.496%, 1/25/46[1,8]	4,187,000	4,059,806
Series 2013-K28, Cl. C, 3.49%, 6/25/46[1,8]	7,865,000	7,652,099
Series 2013-K29, Cl. C, 3.481%, 5/25/46[1,8]	4,700,000	4,569,999
Series 2013-K713, Cl. C, 3.164%, 4/25/46[1,8]	420,000	419,406
Series 2014-K714, Cl. C, 3.849%, 1/25/47[1,8]	200,000	198,338
Series 2014-K715, Cl. C, 4.125%, 2/25/46[1,8]	25,000	25,075
Series 2015-K44, Cl. B, 3.684%, 1/25/48[1,8]	7,345,000	7,196,671
Series 2015-K45, Cl. B, 3.591%, 4/25/48[1,8]	13,050,000	12,958,858
Series 2017-K62, Cl. B, 3.875%, 1/25/50[1,8]	840,000	840,571
Series 2017-K724, Cl. B, 3.487%, 11/25/23[1,8]	4,465,000	4,429,308
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[1]	3,160,000	3,169,145
GS Mortgage Securities Trust:
Series 2013-GC12, Cl. AAB, 2.678%, 6/10/46	255,000	253,155
Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	390,000	414,064
Series 2014-GC18, Cl. AAB, 3.648%, 1/10/47	620,000	631,839
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6, Cl. ASB, 3.144%, 5/15/45	1,016,666	1,020,722
Series 2012-LC9, Cl. A4, 2.611%, 12/15/47	160,000	157,797

20 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial (Continued)
JP Morgan Chase Commercial Mortgage Securities Trust: (Continued)
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	$2,345,000	$2,328,226
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	2,395,000	2,507,058
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	425,000	421,300
Series 2013-LC11, Cl. ASB, 2.554%, 4/15/46	368,350	364,473
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	1,685,000	1,722,421
Series 2016-JP3, Cl. A2, 2.435%, 8/15/49	1,580,000	1,548,191
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.688%, 7/25/35[8]	209,863	215,612
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.495%, 7/26/36[1,8]	10,400,934	9,979,988
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17, Cl. ASB, 3.705%, 1/15/47	525,000	535,387
Series 2014-C18, Cl. A3, 3.578%, 2/15/47	780,000	786,531
Series 2014-C19, Cl. ASB, 3.584%, 4/15/47	295,000	299,525
Series 2014-C24, Cl. B, 4.116%, 11/15/47[8]	1,655,000	1,669,040
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	2,980,000	3,049,625
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	3,770,000	3,800,727
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	1,755,000	1,716,198
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0.00%, 7/26/24[1,7,8]	53,870	39,951
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7, Cl. AAB, 2.469%, 2/15/46	730,832	724,422
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	1,565,000	1,553,679
Series 2014-C14, Cl. B, 4.633%, 2/15/47[8]	680,000	708,468
Series 2016-C30, Cl. AS, 3.175%, 9/15/49	2,865,000	2,729,525
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 10.036%, 12/15/50[3]	5,015,865	309,409
Morgan Stanley Re-Remic Trust:
Series 2012-R3, Cl. 1A, 3.021%, 11/26/36[1,8]	682,900	679,310
Series 2012-R3, Cl. 1B, 3.021%, 11/26/36[1,8]	12,299,257	11,340,175
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.352%, 6/26/46[1,8]	115,045	115,031
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 3.535%, 8/25/34[8]	8,046,673	8,095,873
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2017-C5, Cl. XA, 11.681%, 11/15/50[3]	9,828,554	682,243
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.895%, 5/10/63[1,8]	7,532,194	6,320,674
Wells Fargo Commercial Mortgage Trust:
Series 2015-C29, Cl. AS, 4.013%, 6/15/48[8]	2,090,000	2,126,488
Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	2,300,000	2,281,769
Series 2016-C37, Cl. AS, 4.018%, 12/15/49	2,465,000	2,524,589
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 9.939%, 12/15/50[3]	6,583,483	456,952
WF-RBS Commercial Mortgage Trust:
Series 2012-C7, Cl. E, 4.825%, 6/15/45[1,8]	660,000	538,164
Series 2013-C14, Cl. AS, 3.488%, 6/15/46	1,800,000	1,797,736
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	1,455,000	1,484,618

21 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
WF-RBS Commercial Mortgage Trust: (Continued)
Series 2014-C22, Cl. A3, 3.528%, 9/15/57	$320,000	$323,823
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[8]	1,135,000	1,172,266
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 27.01%, 3/15/44[1,3]	14,161,922	435,777
		170,737,575

Residential—4.7%
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 3.67% [H15T1Y+225], 2/25/36[2]	67,614	68,039
Chase Funding Trust, Series 2003-2, Cl. 2A2, 2.432% [US0001M+56], 2/25/33[2]	15,989	15,240
CHL Mortgage Pass-Through Trust:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	1,516,931	1,516,576
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	1,424,583	1,431,250
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 3.807%, 5/25/35[8]	1,859,680	1,874,478
Series 2006-AR1, Cl. 1A1, 4.28% [H15T1Y+240], 10/25/35[2]	534,695	539,468
Series 2009-8, Cl. 7A2, 3.755%, 3/25/36[1,8]	25,108,943	25,576,682
Series 2012-8, Cl. 1A1, 3.619%, 10/25/35[1,8]	234,464	235,313
Series 2014-8, Cl. 1A2, 2.112% [US0001M+29], 7/20/36[1,2]	1,635,000	1,543,955
Connecticut Avenue Securities:
Series 2014-C02, Cl. 1M1, 2.822% [US0001M+95], 5/25/24[2]	954,618	957,550
Series 2014-C03, Cl. 1M2, 4.872% [US0001M+300], 7/25/24[2]	2,423,205	2,592,141
Series 2016-C03, Cl. 1M1, 3.872% [US0001M+200], 10/25/28[2]	628,382	638,041
Series 2016-C07, Cl. 2M1, 3.172% [US0001M+130], 5/25/29[2]	1,460,387	1,466,607
Series 2017-C01, Cl. 1M2, 5.422% [US0001M+355], 7/25/29[2]	11,610,000	12,618,078
Series 2017-C02, Cl. 2M1, 3.022% [US0001M+115], 9/25/29[2]	3,764,437	3,790,836
Series 2017-C03, Cl. 1M1, 2.822% [US0001M+95], 10/25/29[2]	3,315,269	3,334,579
Series 2017-C04, Cl. 2M1, 2.722% [US0001M+85], 11/25/29[2]	1,929,869	1,937,898
Series 2017-C06, Cl. 1M1, 2.622% [US0001M+75], 2/25/30[2]	532,393	533,333
Series 2017-C07, Cl. 1M1, 2.522% [US0001M+65], 5/25/30[2]	1,542,112	1,542,452
Series 2017-C07, Cl. 1M2, 4.272% [US0001M+240], 5/25/30[2]	1,540,000	1,564,729
Series 2017-C07, Cl. 2M1, 2.522% [US0001M+65], 5/25/30[2]	597,920	598,230
Series 2018-C01, Cl. 1M1, 2.472% [US0001M+60], 7/25/30[2]	2,102,996	2,102,723
Series 2018-C02, Cl. 2M1, 2.522% [US0001M+65], 8/25/30[2]	915,000	887,063
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 2.007% [US0001M+23], 12/15/35[2]	79,347	72,146
Series 2006-H, Cl. 2A1A, 1.927% [US0001M+15], 11/15/36[2]	56,579	43,529
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.52%, 7/25/35[8]	323,934	326,877
Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[8]	183,779	185,113

22 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Residential (Continued)
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.182% [US0001M+31], 7/25/35[2]	$62,535	$62,507
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 1.972% [US0001M+10], 8/25/36[2]	3,861,435	2,052,100
RALI Trust, Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	59,291	53,445
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	5,092,420	4,826,788
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 6.122% [US0001M+425], 11/25/23[2]	2,517,130	2,801,581
Series 2014-DN1, Cl. M3, 6.372% [US0001M+450], 2/25/24[2]	2,085,000	2,424,789
Series 2014-DN2, Cl. M3, 5.472% [US0001M+360], 4/25/24[2]	2,160,000	2,421,936
Series 2014-HQ2, Cl. M2, 4.072% [US0001M+220], 9/25/24[2]	508,108	524,658
Series 2014-HQ2, Cl. M3, 5.622% [US0001M+375], 9/25/24[2]	12,790,000	14,786,616
Series 2015-HQA2, Cl. M2, 4.672% [US0001M+280], 5/25/28[2]	993,729	1,025,095
Series 2016-DNA1, Cl. M1, 3.322% [US0001M+145], 7/25/28[2]	49,630	49,669
Series 2016-DNA1, Cl. M2, 4.772% [US0001M+290], 7/25/28[2]	1,275,000	1,308,368
Series 2016-DNA3, Cl. M1, 2.972% [US0001M+110], 12/25/28[2]	324,568	324,878
Series 2016-DNA3, Cl. M3, 6.872% [US0001M+500], 12/25/28[2]	7,155,000	8,343,324
Series 2016-DNA4, Cl. M1, 2.672% [US0001M+80], 3/25/29[2]	553,550	554,594
Series 2016-DNA4, Cl. M3, 5.672% [US0001M+380], 3/25/29[2]	13,920,000	15,568,891
Series 2016-HQA3, Cl. M1, 2.672% [US0001M+80], 3/25/29[2]	2,238,518	2,243,154
Series 2016-HQA3, Cl. M3, 5.722% [US0001M+385], 3/25/29[2]	9,805,000	10,948,473
Series 2016-HQA4, Cl. M1, 2.672% [US0001M+80], 4/25/29[2]	1,656,778	1,657,445
Series 2016-HQA4, Cl. M3, 5.772% [US0001M+390], 4/25/29[2]	9,480,000	10,609,081
Series 2017-DNA1, Cl. M2, 5.122% [US0001M+325], 7/25/29[2]	11,970,000	12,930,176
Series 2017-HQA1, Cl. M1, 3.072% [US0001M+120], 8/25/29[2]	4,715,242	4,757,372
Series 2017-HQA2, Cl. M1, 2.672% [US0001M+80], 12/25/29[2]	1,469,666	1,473,869
Series 2017-HQA3, Cl. M1, 2.422% [US0001M+55], 4/25/30[2]	3,030,014	3,030,424
Series 2018-DNA1, Cl. M1, 2.322% [US0001M+45], 7/25/30[2]	3,571,956	3,557,045

23 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Residential (Continued)
Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2018-DNA1, Cl. M2, 3.672% [US0001M+180], 7/25/30[2]		$3,110,000	$3,081,894
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 3.449%, 10/25/33[8]		114,956	116,642
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 3.841%, 2/25/35[8]		2,425,140	2,484,111
Series 2005-AR15, Cl. 1A2, 3.557%, 9/25/35[8]		543,899	510,084
Series 2005-AR15, Cl. 1A6, 3.557%, 9/25/35[8]		5,190,898	5,013,889
Series 2005-AR4, Cl. 2A2, 3.934%, 4/25/35[8]		154,648	155,827
Series 2006-AR10, Cl. 1A1, 3.603%, 7/25/36[8]		456,725	446,722
Series 2006-AR10, Cl. 5A5, 3.495%, 7/25/36[8]		899,285	910,248
Series 2006-AR2, Cl. 2A3, 3.755%, 3/25/36[8]		3,252,024	3,286,748
Series 2006-AR7, Cl. 2A4, 3.41%, 5/25/36[8]		2,315,557	2,363,559
Series 2006-AR8, Cl. 2A1, 3.603%, 4/25/36[8]		1,667,596	1,693,310
			196,392,238
Total Mortgage-Backed Obligations (Cost $846,708,504)			864,162,420

Foreign Government Obligations—16.5%
Argentina—1.6%
Argentine Republic:
5.375% Sr. Unsec. Nts., 1/20/23[1]	EUR	1,265,000	1,623,123
5.875% Sr. Unsec. Nts., 1/11/28		13,985,000	13,179,114
6.50% Sr. Unsec. Nts., 2/15/23[1]		1,480,000	1,522,550
6.875% Sr. Unsec. Nts., 1/26/27		4,175,000	4,262,675
6.875% Sr. Unsec. Nts., 1/11/48		4,915,000	4,494,153
7.50% Sr. Unsec. Nts., 4/22/26		1,535,000	1,643,218
7.875% Sr. Unsec. Nts., 6/15/27[1]		2,015,000	2,095,600
9.125% Sr. Unsec. Nts., 3/16/24[1]		1,415,000	1,579,154
16.00% Bonds, 10/17/23	ARS	25,715,000	1,246,316
18.20% Unsec. Nts., 10/3/21	ARS	25,715,000	1,284,261
21.20% Bonds, 9/19/18	ARS	678,600,000	33,322,998
			66,253,162

Bahamas—0.0%
Commonwealth of the Bahamas, 6.00% Sr. Unsec. Nts., 11/21/28[1]		1,210,000	1,261,425

Belarus—0.0%
Republic of Belarus, 6.875% Sr. Unsec. Nts., 2/28/23[1]		1,305,000	1,385,659

Brazil—1.3%
Federative Republic of Brazil:
5.625% Sr. Unsec. Nts., 2/21/47		4,050,000	3,936,600
10.00% Unsec. Nts., 1/1/19	BRL	72,700,000	22,601,560
10.00% Unsec. Nts., 1/1/21	BRL	82,000,000	26,059,114
18.093% Unsec. Nts., 5/15/45[14]	BRL	2,050,000	2,122,069
			54,719,343

24 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Chile—0.5%
Republic of Chile, 4.50% Bonds, 3/1/21	CLP	12,431,500,000	$21,109,480

Colombia—0.6%
Republic of Colombia:
4.00% Sr. Unsec. Nts., 2/26/24		1,235,000	1,246,424
6.125% Sr. Unsec. Nts., 1/18/41		4,535,000	5,237,925
Series B, 7.50% Bonds, 8/26/26	COP	30,170,000,000	11,635,641
Series B, 10.00% Bonds, 7/24/24	COP	14,854,000,000	6,398,247
			24,518,237

Croatia—0.1%
Republic of Croatia, 3.875% Sr. Unsec. Nts., 5/30/22	EUR	3,590,000	4,913,760

Dominican Republic—0.2%
Dominican Republic:
5.95% Sr. Unsec. Nts., 1/25/27[1]		4,935,000	5,169,413
6.85% Sr. Unsec. Nts., 1/27/45[1]		2,600,000	2,811,250
			7,980,663

Ecuador—0.2%
Republic of Ecuador:
7.875% Sr. Unsec. Nts., 1/23/28[1]		3,620,000	3,498,549
8.875% Sr. Unsec. Nts., 10/23/27[1]		6,085,000	6,215,523
			9,714,072

Egypt—0.3%
Arab Republic of Egypt:
6.125% Sr. Unsec. Nts., 1/31/22[1]		2,705,000	2,804,041
6.588% Sr. Unsec. Nts., 2/21/28[1]		2,615,000	2,660,279
8.50% Sr. Unsec. Nts., 1/31/47[1]		3,970,000	4,435,760
16.00% Unsec. Nts., 12/12/20	EGP	72,000,000	4,150,030
			14,050,110

Gabon—0.1%
Gabonese Republic, 6.375% Bonds, 12/12/24[1]		4,705,000	4,682,999

Greece—0.5%
Hellenic Republic, 3.90% Bonds, 1/30/33	EUR	16,155,000	18,349,665

Honduras—0.1%
Republic of Honduras:
6.25% Sr. Unsec. Nts., 1/19/27[1]		1,325,000	1,407,110
8.75% Sr. Unsec. Nts., 12/16/20[1]		1,200,000	1,330,368
			2,737,478

Hungary—0.2%
Hungary:
5.75% Sr. Unsec. Nts., 11/22/23		2,676,000	2,961,128
Series 25/B, 5.50% Bonds, 6/24/25	HUF	489,160,000	2,387,025

25 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Hungary (Continued)
Hungary: (Continued)
Series 27/A, 3.00% Bonds, 10/27/27	HUF	1,050,000,000	$4,357,610
			9,705,763

India—1.3%
Republic of India:
6.79% Sr. Unsec. Nts., 5/15/27	INR	1,400,000,000	20,422,402
7.59% Sr. Unsec. Nts., 1/11/26	INR	1,400,000,000	21,400,188
8.20% Sr. Unsec. Nts., 9/24/25	INR	734,400,000	11,676,791
			53,499,381

Indonesia—1.6%
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[1]		1,480,000	1,510,118
4.55% Sr. Unsec. Nts., 3/29/26[1]		2,355,000	2,413,098
Republic of Indonesia:
3.85% Sr. Unsec. Nts., 7/18/27[1]		2,495,000	2,449,332
4.125% Sr. Unsec. Nts., 1/15/25[1]		1,260,000	1,272,403
Series FR53, 8.25% Sr. Unsec. Nts., 7/15/21	IDR	234,495,000,000	18,158,693
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	260,905,000,000	20,973,521
Series FR74, 7.50% Sr. Unsec. Nts., 8/15/32	IDR	287,520,000,000	21,432,170
			68,209,335

Iraq—0.1%
Republic of Iraq:
5.80% Unsec. Nts., 1/15/28[1]		1,520,000	1,456,160
6.752% Sr. Unsec. Nts., 3/9/23[1]		2,515,000	2,558,233
			4,014,393

Ivory Coast—0.3%
Republic of Cote d’Ivoire:
5.125% Sr. Unsec. Nts., 6/15/25[1]	EUR	2,700,000	3,493,788
5.25% Sr. Unsec. Nts., 3/22/30[1]	EUR	3,128,000	3,866,614
6.125% Sr. Unsec. Nts., 6/15/33[1]		3,220,000	3,079,054
6.625% Sr. Unsec. Nts., 3/22/48[1]	EUR	2,607,000	3,239,357
			13,678,813

Jamaica—0.1%
Commonwealth of Jamaica:
7.875% Sr. Unsec. Nts., 7/28/45		2,525,000	3,013,588
8.00% Sr. Unsec. Nts., 3/15/39		1,015,000	1,216,731
			4,230,319

Kazakhstan—0.1%
Republic of Kazakhstan, 4.875% Sr. Unsec. Nts., 10/14/44[1]		2,490,000	2,489,111

Malaysia—0.2%
Federation of Malaysia, 5.734% Sr. Unsec. Nts., 7/30/19	MYR	35,697,000	9,531,071

26 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Mexico—0.4%
United Mexican States:
3.75% Sr. Unsec. Nts., 1/11/28		$2,585,000	$2,502,926
Series M, 5.75% Bonds, 3/5/26	MXN	172,455,000	8,622,750
Series M, 8.00% Bonds, 11/7/47	MXN	57,735,000	3,317,178
			14,442,854

Mongolia—0.1%
Mongolia:
5.625% Sr. Unsec. Nts., 5/1/23[1]		1,850,000	1,829,879
8.75% Sr. Unsec. Nts., 3/9/24[1]		2,620,000	2,949,080
			4,778,959

Nigeria—0.2%
Federal Republic of Nigeria:
7.143% Sr. Unsec. Nts., 2/23/30[1]		1,850,000	1,924,925
7.696% Sr. Unsec. Nts., 2/23/38[1]		4,470,000	4,714,643
			6,639,568

Peru—0.5%
Republic of Peru:
5.70% Unsec. Nts., 8/12/24[1]	PEN	14,655,000	4,949,043
6.15% Sr. Unsec. Nts., 8/12/32[1]	PEN	11,630,000	3,980,203
6.35% Sr. Unsec. Nts., 8/12/28[1]	PEN	14,360,000	5,002,019
7.84% Sr. Unsec. Nts., 8/12/20[1]	PEN	20,000,000	6,928,609
			20,859,874

Poland—0.4%
Republic of Poland:
Series 0422, 2.25% Bonds, 4/25/22	PLN	37,200,000	10,928,127
Series 0727, 2.50% Bonds, 7/25/27	PLN	18,350,000	5,101,361
			16,029,488

Portugal—0.4%
Portuguese Republic, 4.10% Sr. Unsec. Nts., 2/15/45[1]	EUR	11,120,000	17,713,034

Romania—0.1%
Romania:
2.375% Sr. Unsec. Nts., 4/19/27[1]	EUR	2,495,000	3,142,716
3.875% Sr. Unsec. Nts., 10/29/35[1]	EUR	835,000	1,110,063
			4,252,779

Russia—1.3%
Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	480,415,000	8,762,652
Series 6211, 7.00% Bonds, 1/25/23	RUB	1,831,180,000	32,795,822
Series 6217, 7.50% Bonds, 8/18/21	RUB	674,770,000	12,172,598
			53,731,072

27 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Senegal—0.1%
Republic of Senegal:
6.25% Sr. Unsec. Nts., 7/30/24[1]		$1,470,000	$1,535,062
6.25% Unsec. Nts., 5/23/33[1]		1,320,000	1,304,160
6.75% Sr. Unsec. Nts., 3/13/48[1]		2,375,000	2,332,725
			5,171,947

Serbia—0.1%
Republic of Serbia, 5.875% Unsec. Nts., 12/3/18[1]		5,100,000	5,199,858

South Africa—1.6%
Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	62,500,000	5,355,073
Series 2030, 8.00% Bonds, 1/31/30	ZAR	95,000,000	7,815,723
Series 2037, 8.50% Bonds, 1/31/37	ZAR	264,900,000	21,810,441
Series 2048, 8.75% Bonds, 2/28/48	ZAR	30,000,000	2,506,803
Series R186, 10.50% Bonds, 12/21/26	ZAR	247,825,000	24,218,262
Series R214, 6.50% Bonds, 2/28/41	ZAR	60,000,000	3,909,879
			65,616,181

Sri Lanka—0.2%
Democratic Socialist Republic of Sri Lanka:
5.875% Sr. Unsec. Nts., 7/25/22[1]		3,720,000	3,780,193
6.00% Sr. Unsec. Nts., 1/14/19[1]		3,955,000	4,031,699
6.25% Sr. Unsec. Nts., 10/4/20[1]		1,225,000	1,273,067
			9,084,959

Thailand—0.3%
Kingdom of Thailand:
1.875% Sr. Unsec. Nts., 6/17/22	THB	176,600,000	5,689,993
2.125% Sr. Unsec. Nts., 12/17/26	THB	140,000,000	4,380,299
			10,070,292

Turkey—0.5%
Republic of Turkey:
8.80% Bonds, 11/14/18	TRY	30,930,000	7,631,956
10.60% Bonds, 2/11/26	TRY	14,000,000	3,220,287
10.70% Bonds, 2/17/21	TRY	21,155,000	4,997,455
11.00% Bonds, 2/24/27	TRY	25,430,000	5,949,330
			21,799,028

Ukraine—0.7%
Ukraine:
7.75% Sr. Unsec. Nts., 9/1/20		2,460,000	2,579,529
7.75% Sr. Unsec. Nts., 9/1/23		5,690,000	5,898,004
7.75% Sr. Unsec. Nts., 9/1/24		3,675,000	3,792,644
7.75% Sr. Unsec. Nts., 9/1/25		2,450,000	2,514,435
7.75% Sr. Unsec. Nts., 9/1/26		8,135,000	8,346,510

28 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Ukraine (Continued)
Ukraine: (Continued)
7.75% Sr. Unsec. Nts., 9/1/27		$7,030,000	$7,202,586
			30,333,708

Uruguay—0.2%
Oriental Republic of Uruguay:
5.10% Sr. Unsec. Nts., 6/18/50		7,270,000	7,469,925
9.875% Sr. Unsec. Nts., 6/20/22[1]	UYU	36,445,000	1,309,583
			8,779,508
Total Foreign Government Obligations (Cost $677,430,767)			691,537,348

Corporate Loans—0.2%
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 8.443% [LIBOR4+675], 1/30/19[2,9]		2,135,000	1,692,959
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.234% [LIBOR4+425], 6/23/23[2,5]		770,000	755,805
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 9.552% [LIBOR4+725], 4/16/20[2]		1,663,621	1,412,688
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.941% [LIBOR12+325], 10/25/20[2]		2,809,848	2,435,548
Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.81% [LIBOR12+400], 3/29/21[2]		666,616	643,008
Total Corporate Loans (Cost $7,083,200)			6,940,008

Corporate Bonds and Notes—43.1%
Consumer Discretionary—7.3%
Auto Components—0.3%
American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25		2,905,000	2,908,631
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26[6]		650,000	650,000
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]		2,145,000	2,236,163
Goodyear Tire & Rubber Co. (The), 5.00% Sr. Unsec. Nts., 5/31/26		1,940,000	1,893,925
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375% Sr. Sec. Nts., 12/15/23[1]		1,635,000	1,720,838
Lear Corp., 3.80% Sr. Unsec. Nts., 9/15/27		1,476,000	1,421,559
Tenneco, Inc., 5.00% Sr. Unsec. Nts., 7/15/26		810,000	787,968
			11,619,084

Automobiles—0.3%
Ford Motor Credit Co. LLC:
2.425% Sr. Unsec. Nts., 6/12/20		1,649,000	1,619,333
3.664% Sr. Unsec. Nts., 9/8/24		1,609,000	1,552,974
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43		630,000	693,206
General Motors Financial Co., Inc., 3.15% Sr. Unsec. Nts., 6/30/22		2,228,000	2,182,474

29 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Automobiles (Continued)
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	$633,000	$653,169
Jaguar Land Rover Automotive plc, 4.50% Sr. Unsec. Nts., 10/1/27[1]	3,510,000	3,321,337
Volkswagen Group of America Finance LLC, 2.45% Sr. Unsec. Nts., 11/20/19[1]	2,438,000	2,413,025
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[1]	1,016,000	1,031,240
		13,466,758

Distributors—0.1%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	2,959,000	2,959,000

Diversified Consumer Services—0.1%
KCA Deutag UK Finance plc, 9.625% Sr. Sec. Nts., 4/1/23[1,5]	700,000	706,125
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	1,990,000	1,535,683
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	3,944,000	3,815,820
		6,057,628

Hotels, Restaurants & Leisure—2.0%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	2,150,000	2,058,625
5.00% Sec. Nts., 10/15/25[1]	3,555,000	3,402,846
Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	2,190,000	2,124,300
5.00% Sr. Unsec. Nts., 4/1/25[1]	1,283,000	1,296,215
5.00% Sr. Unsec. Nts., 2/1/28[1]	2,115,000	2,075,344
Boyd Gaming Corp., 6.375% Sr. Unsec. Nts., 4/1/26	690,000	724,134
Boyne USA, Inc., 7.25% Sec. Nts., 5/1/25[1,5]	700,000	721,875
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25% Sr. Unsec. Nts., 10/15/25[1]	2,275,000	2,186,684
CEC Entertainment, Inc., 8.00% Sr. Unsec. Nts., 2/15/22	2,580,000	2,296,200
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50% Sr. Sec. Nts., 2/15/23[1]	1,410,000	1,452,300
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 4/1/25	1,800,000	1,836,000
Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[1]	1,070,000	1,140,219
Golden Nugget, Inc.:
6.75% Sr. Unsec. Nts., 10/15/24[1]	5,485,000	5,539,850
8.75% Sr. Sub. Nts., 10/1/25[1]	3,910,000	4,066,400
Hilton Domestic Operating Co., Inc., 4.25% Sr. Unsec. Nts., 9/1/24	1,455,000	1,414,987
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24	2,810,000	2,996,162
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	3,935,000	4,141,587
IRB Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/26[1]	705,000	692,733
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC: 4.75% Sr. Unsec. Nts., 6/1/27[1]	925,000	893,781

30 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC: (Continued) 5.25% Sr. Unsec. Nts., 6/1/26[1]	$2,915,000	$2,911,356
Melco Resorts Finance Ltd., 4.875% Sr. Unsec. Nts., 6/6/25[1]	3,450,000	3,307,414
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24	2,910,000	3,011,850
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	2,815,000	2,962,788
6.625% Sr. Unsec. Nts., 12/15/21	1,080,000	1,167,750
Mohegan Gaming & Entertainment, 7.875% Sr. Unsec. Nts., 10/15/24[1]	2,255,000	2,252,181
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	3,600,000	3,465,000
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	1,635,000	1,283,475
Premier Cruises Ltd., 11.00% Sr. Unsec. Nts., 3/15/08[1,7,9]	14,750,000	—
Royal Caribbean Cruises Ltd., 2.65% Sr. Unsec. Nts., 11/28/20	2,105,000	2,074,538
Scientific Games International, Inc.:
5.00% Sr. Sec. Nts., 10/15/25[1]	5,305,000	5,172,375
10.00% Sr. Unsec. Nts., 12/1/22	3,643,000	3,936,717
Silversea Cruise Finance Ltd., 7.25% Sr. Sec. Nts., 2/1/25[1]	1,445,000	1,535,313
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	1,455,000	1,420,444
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.875% Sr. Sec. Nts., 5/15/25[1]	3,585,000	3,423,675
Viking Cruises Ltd., 5.875% Sr. Unsec. Nts., 9/15/27[1]	1,420,000	1,349,000
Wyndham Hotels & Resorts, 5.375% Sr. Unsec. Nts., 4/15/26[1,5]	700,000	700,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25% Sr. Unsec. Nts., 5/15/27[1]	1,075,000	1,056,188
Wynn Macau Ltd.:
4.875% Sr. Unsec. Nts., 10/1/24[1]	355,000	347,013
5.50% Sr. Unsec. Nts., 10/1/27[1]	355,000	348,788
		82,786,107

Household Durables—1.0%
American Greetings Corp., 7.875% Sr. Unsec. Nts., 2/15/25[6]	2,890,000	2,926,125
AV Homes, Inc., 6.625% Sr. Unsec. Nts., 5/15/22	3,235,000	3,308,499
Beazer Homes USA, Inc.:
5.875% Sr. Unsec. Nts., 10/15/27	2,485,000	2,314,156
6.75% Sr. Unsec. Nts., 3/15/25	3,070,000	3,054,650
7.25% Sr. Unsec. Nts., 2/1/23	119,000	123,611
DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	2,172,000	2,139,973
KB Home, 7.625% Sr. Unsec. Nts., 5/15/23	3,025,000	3,342,625
Leggett & Platt, Inc., 3.50% Sr. Unsec. Nts., 11/15/27	1,187,000	1,143,305
Lennar Corp.:
4.50% Sr. Unsec. Nts., 4/30/24	220,000	216,150
4.75% Sr. Unsec. Nts., 5/30/25	2,635,000	2,605,356
M/I Homes, Inc., 5.625% Sr. Unsec. Nts., 8/1/25	2,135,000	2,088,991
Mattamy Group Corp., 6.50% Sr. Unsec. Nts., 10/1/25[1]	710,000	720,650
MDC Holdings, Inc., 6.00% Sr. Unsec. Nts., 1/15/43	2,130,000	2,004,863

31 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Household Durables (Continued)
Newell Brands, Inc., 5.00% Sr. Unsec. Nts., 11/15/23	$1,900,000	$1,951,261
PulteGroup, Inc.:
5.00% Sr. Unsec. Nts., 1/15/27	3,172,000	3,095,713
5.50% Sr. Unsec. Nts., 3/1/26	1,705,000	1,763,396
6.00% Sr. Unsec. Nts., 2/15/35	245,000	249,288
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[6]	2,700,000	2,800,440
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	2,387,000	2,375,065
4.875% Sr. Unsec. Nts., 3/15/27	835,000	816,213
William Lyon Homes, Inc.:
5.875% Sr. Unsec. Nts., 1/31/25	2,891,000	2,815,111
6.00% Sr. Unsec. Nts., 9/1/23[1]	1,405,000	1,409,391
		43,264,832

Internet & Catalog Retail—0.1%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	771,000	870,662
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	4,255,000	4,210,923
		5,081,585

Leisure Equipment & Products—0.1%
Proven Honour Capital Ltd., 4.125% Sr. Unsec. Nts., 5/6/26	2,295,000	2,231,192

Media—2.4%
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	1,905,000	1,971,675
Altice France SA:
6.00% Sr. Sec. Nts., 5/15/22[1]	1,075,000	1,052,156
7.375% Sr. Sec. Nts., 5/1/26[1]	705,000	674,156
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	1,835,000	1,814,356
5.875% Sr. Sub. Nts., 11/15/26	1,825,000	1,797,625
6.125% Sr. Sub. Nts., 5/15/27	1,440,000	1,422,000
AMC Networks, Inc., 4.75% Sr. Unsec. Nts., 8/1/25	1,425,000	1,376,735
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	3,338,000	3,705,180
Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[1]	725,000	732,670
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.00% Sr. Unsec. Nts., 3/1/23[1]	710,000	685,150
5.00% Sr. Unsec. Nts., 2/1/28[1]	1,890,000	1,781,325
5.125% Sr. Unsec. Nts., 5/1/27[1]	2,881,000	2,742,424
5.375% Sr. Unsec. Nts., 5/1/25[1]	530,000	523,375
5.75% Sr. Unsec. Nts., 2/15/26[1]	3,250,000	3,241,907
5.875% Sr. Unsec. Nts., 4/1/24[1]	650,000	663,000
5.875% Sr. Unsec. Nts., 5/1/27[1]	530,000	531,325
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]	1,351,000	1,378,020
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	1,460,000	1,448,758
Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20[1]	710,000	745,500

32 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Media (Continued)
Clear Channel Worldwide Holdings, Inc.:
Series B, 6.50% Sr. Unsec. Nts., 11/15/22	$4,115,000	$4,207,587
Series B, 7.625% Sr. Sub. Nts., 3/15/20	3,575,000	3,583,937
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	2,216,000	2,794,912
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	1,805,000	1,721,519
5.50% Sr. Unsec. Nts., 4/15/27[1]	2,180,000	2,092,800
10.875% Sr. Unsec. Nts., 10/15/25[1]	1,770,000	2,084,157
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	6,025,000	5,392,375
7.75% Sr. Unsec. Nts., 7/1/26	715,000	675,675
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	2,170,000	2,104,900
5.875% Sr. Unsec. Nts., 7/15/26[1]	4,790,000	4,670,250
iHeartCommunications, Inc., 9.00% Sr. Sec. Nts., 12/15/19	4,005,000	3,198,994
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	2,288,000	2,334,111
Lions Gate Capital Holdings LLC, 5.875% Sr. Unsec. Nts., 11/1/24	3,685,000	3,841,613
Live Nation Entertainment, Inc., 5.625% Sr. Unsec. Nts., 3/15/26[1]	1,400,000	1,421,000
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	705,000	689,137
Meredith Corp., 6.875% Sr. Unsec. Nts., 2/1/26[1]	640,000	658,400
Nexstar Broadcasting, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	2,465,000	2,421,123
Salem Media Group, Inc., 6.75% Sr. Sec. Nts., 6/1/24[1]	2,120,000	2,040,500
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	2,240,000	2,228,800
Sirius XM Radio, Inc., 5.375% Sr. Unsec. Nts., 7/15/26[1]	1,780,000	1,762,200
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	1,580,000	1,617,525
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	1,379,000	1,196,672
Townsquare Media, Inc., 6.50% Sr. Unsec. Nts., 4/1/23[1]	710,000	670,063
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	1,590,000	1,619,813
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	735,000	701,999
5.125% Sr. Sec. Nts., 2/15/25[1]	5,925,000	5,539,875
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]	2,335,000	2,256,194
5.50% Sr. Sec. Nts., 8/15/26[1]	2,095,000	2,041,305
Vrio Finco 1 LLC/Vrio Finco 2, Inc., 6.25% Sr. Sec. Nts., 4/4/23[1,5]	1,230,000	1,252,614
Ziggo Secured Finance BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	5,290,000	4,984,291
		100,091,678

Multiline Retail—0.1%
JC Penney Corp., Inc.:
5.65% Sr. Unsec. Nts., 6/1/20	6,000	6,172
5.875% Sr. Sec. Nts., 7/1/23[1]	1,130,000	1,086,213
7.40% Sr. Unsec. Nts., 4/1/37	710,000	479,250

33 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Multiline Retail (Continued)
JC Penney Corp., Inc.: (Continued)
8.625% Sec. Nts., 3/15/25[1]	$1,370,000	$1,291,225
		2,862,860

Specialty Retail—0.7%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	515,000	509,048
Claire’s Stores, Inc., 9.00% Sr. Sec. Nts., 3/15/19[1,9]	1,060,000	617,450
Freedom Mortgage Corp., 8.125% Sr. Unsec. Nts., 11/15/24[1]	1,065,000	1,094,287
GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[1]	1,810,000	1,828,100
6.75% Sr. Unsec. Nts., 3/15/21[1]	3,860,000	3,917,900
Guitar Center, Inc., 6.50% Sr. Sec. Nts., 4/15/19[1]	1,005,000	1,006,005
L Brands, Inc.:
5.25% Sr. Unsec. Nts., 2/1/28	705,000	665,344
5.625% Sr. Unsec. Nts., 2/15/22	2,312,000	2,410,260
6.875% Sr. Unsec. Nts., 11/1/35	6,270,000	6,113,250
Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[1]	1,425,000	1,432,125
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	2,377,000	2,346,293
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	1,320,000	1,311,750
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	2,467,000	2,367,711
Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27	1,800,000	1,746,000
		27,365,523

Textiles, Apparel & Luxury Goods—0.1%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	1,250,000	1,229,687
4.875% Sr. Unsec. Nts., 5/15/26[1]	1,460,000	1,423,500
Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	1,762,000	1,781,822
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	1,770,000	1,798,763
		6,233,772

Consumer Staples—1.9%
Beverages—0.2%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,198,000	1,793,759
Coca-Cola Icecek AS, 4.215% Sr. Unsec. Nts., 9/19/24[1]	1,250,000	1,217,580
Constellation Brands, Inc., 2.25% Sr. Unsec. Nts., 11/6/20	2,455,000	2,403,297
Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	1,018,000	999,445
2.10% Sr. Unsec. Nts., 7/15/21	2,432,000	2,334,976
4.20% Sr. Unsec. Nts., 7/15/46	347,000	328,720
		9,077,777

Food & Staples Retailing—0.7%
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24	2,190,000	1,973,737
Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	1,910,000	1,117,350
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	3,544,000	3,560,657

34 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Food & Staples Retailing (Continued)
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	$114,000	$113,210
6.80% Sr. Unsec. Nts., 12/15/18	812,000	835,100
6.90% Sr. Unsec. Nts., 4/15/38	614,000	760,495
New Albertsons LP, 7.45% Sr. Unsec. Nts., 8/1/29	2,195,000	1,766,975
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	5,295,000	5,457,068
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	1,460,000	1,470,950
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	3,955,000	4,004,437
Simmons Foods, Inc., 5.75% Sec. Nts., 11/1/24[1]	4,970,000	4,516,488
SUPERVALU, Inc.:
6.75% Sr. Unsec. Nts., 6/1/21	1,455,000	1,444,088
7.75% Sr. Unsec. Nts., 11/15/22	1,620,000	1,567,350
		28,587,905

Food Products—0.7%
Adecoagro SA, 6.00% Sr. Unsec. Nts., 9/21/27[1]	1,459,000	1,375,107
B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	720,000	672,300
Bunge Ltd. Finance Corp., 3.25% Sr. Unsec. Nts., 8/15/26	1,712,000	1,611,454
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	4,830,000	4,606,612
JBS USA LUX SA/JBS USA Finance, Inc.:
5.75% Sr. Unsec. Nts., 6/15/25[1]	3,775,000	3,539,062
6.75% Sr. Unsec. Nts., 2/15/28[1]	3,525,000	3,388,406
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	2,274,000	2,259,788
MHP Lux SA, 6.95% Sr. Unsec. Nts., 4/3/26[1,5]	1,360,000	1,359,728
Minerva Luxembourg SA, 5.875% Sr. Unsec. Nts., 1/19/28[1]	1,045,000	956,447
Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[1]	2,735,000	2,663,206
5.875% Sr. Unsec. Nts., 9/30/27[1]	710,000	669,175
Post Holdings, Inc.:
5.00% Sr. Unsec. Nts., 8/15/26[1]	655,000	623,888
5.75% Sr. Unsec. Nts., 3/1/27[1]	2,135,000	2,113,650
Sigma Finance Netherlands BV, 4.875% Sr. Unsec. Nts., 3/27/28[1]	2,580,000	2,586,450
TreeHouse Foods, Inc., 6.00% Sr. Unsec. Nts., 2/15/24[1]	1,592,000	1,607,920
		30,033,193

Household Products—0.1%
Kronos Acquisition Holdings, Inc., 9.00% Sr. Unsec. Nts., 8/15/23[1]	1,800,000	1,714,500
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	1,115,000	1,154,025
		2,868,525

Personal Products—0.1%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	2,360,000	2,424,900
Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	1,610,000	1,255,800
		3,680,700

35 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Tobacco—0.1%
BAT Capital Corp., 3.557% Sr. Unsec. Nts., 8/15/27[1]	$1,226,000	$1,174,780
Philip Morris International, Inc., 2.50% Sr. Unsec. Nts., 11/2/22	2,161,000	2,088,099
		3,262,879

Energy—7.1%
Energy Equipment & Services—1.1%
Bristow Group, Inc., 8.75% Sr. Sec. Nts., 3/1/23[1]	700,000	708,750
Calfrac Holdings LP, 7.50% Sr. Unsec. Nts., 12/1/20[1]	2,495,000	2,460,694
Ensco plc:
5.20% Sr. Unsec. Nts., 3/15/25	1,960,000	1,604,750
7.75% Sr. Unsec. Nts., 2/1/26	355,000	326,600
Eterna Capital Pte Ltd.:
6.00% Sr. Sec. Nts., 12/11/22[10]	2,625,000	2,848,125
8.00% Sr. Sec. Nts., 12/11/22[10]	2,635,000	2,656,828
Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25[1]	720,000	765,000
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	1,403,000	1,458,039
McDermott International, Inc., 8.00% Sec. Nts., 5/1/21[1]	2,995,000	3,073,619
Nabors Industries, Inc., 5.75% Sr. Unsec. Nts., 2/1/25[1]	1,255,000	1,185,975
Noble Holding International Ltd.:
7.75% Sr. Unsec. Nts., 1/15/24	650,000	606,125
7.875% Sr. Unsec. Nts., 2/1/26[1]	1,410,000	1,390,612
Parker Drilling Co., 6.75% Sr. Unsec. Nts., 7/15/22	1,565,000	1,220,700
Pertamina Persero PT, 5.625% Sr. Unsec. Nts., 5/20/43[1]	6,552,000	6,734,139
Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	4,200,000	3,643,500
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	1,335,000	1,258,237
Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[1]	1,355,000	1,379,305
SESI LLC, 7.75% Sr. Unsec. Nts., 9/15/24[1]	1,030,000	1,068,625
Shelf Drilling Holdings Ltd., 8.25% Sr. Unsec. Nts., 2/15/25[1]	705,000	709,406
Transocean, Inc.:
7.50% Sr. Unsec. Nts., 1/15/26[1]	710,000	701,125
9.00% Sr. Unsec. Nts., 7/15/23[1]	3,000,000	3,202,500
Trinidad Drilling Ltd., 6.625% Sr. Unsec. Nts., 2/15/25[1]	1,085,000	1,017,187
USA Compression Partners LP/USA Compression Finance Corp., 6.875% Sr. Unsec. Nts., 4/1/26[1]	1,050,000	1,068,375
Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24	3,901,000	3,579,168
		44,667,384

Oil, Gas & Consumable Fuels—6.0%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24	715,000	748,069
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	496,000	476,812
6.20% Sr. Unsec. Nts., 3/15/40	504,000	595,224

36 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Andeavor, 5.125% Sr. Unsec. Nts., 12/15/26	$2,247,000	$2,375,601
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
4.25% Sr. Unsec. Nts., 12/1/27	1,219,000	1,189,889
5.25% Sr. Unsec. Nts., 1/15/25	809,000	823,481
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	721,000	717,784
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	3,145,000	3,168,587
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[1]	1,140,000	1,236,900
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	1,860,000	1,646,100
Berry Petroleum Co. LLC, 7.00% Sr. Unsec. Nts., 2/15/26[1]	1,410,000	1,424,523
Bharat Petroleum Corp. Ltd., 4.00% Sr. Unsec. Nts., 5/8/25	1,455,000	1,433,108
Bill Barrett Corp., 8.75% Sr. Unsec. Nts., 6/15/25	2,135,000	2,316,475
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	2,832,000	2,803,174
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	663,000	626,670
California Resources Corp., 8.00% Sec. Nts., 12/15/22[1]	1,803,000	1,422,116
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
6.50% Sr. Unsec. Nts., 4/15/21	955,000	931,125
7.625% Sr. Unsec. Nts., 1/15/22	2,835,000	2,820,825
Centennial Resource Production LLC, 5.375% Sr. Unsec. Nts., 1/15/26[1]	1,035,000	1,018,181
Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27	1,430,000	1,424,637
7.00% Sr. Sec. Nts., 6/30/24	3,010,000	3,341,100
Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	1,360,000	1,373,600
8.00% Sec. Nts., 12/15/22[1]	665,000	704,069
8.00% Sr. Unsec. Nts., 1/15/25[1]	895,000	868,150
8.00% Sr. Unsec. Nts., 6/15/27[1]	710,000	679,825
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	2,853,000	2,826,169
Citadel LP, 5.375% Sr. Unsec. Nts., 1/17/23[1]	2,125,000	2,167,077
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	195,000	194,269
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12.00% Sec. Nts., 11/1/21	1,465,000	1,530,925
CNX Resources Corp.:
5.875% Sr. Unsec. Nts., 4/15/22	1,230,000	1,240,762
8.00% Sr. Unsec. Nts., 4/1/23	1,715,000	1,818,972
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	2,258,000	2,254,181
4.50% Sr. Unsec. Nts., 6/1/25	1,166,000	1,177,962
ConocoPhillips Co., 4.95% Sr. Unsec. Nts., 3/15/26	322,000	351,864
Continental Resources, Inc., 5.00% Sr. Unsec. Nts., 9/15/22	1,535,000	1,559,944
CrownRock LP/CrownRock Finance, Inc., 5.625% Sr. Unsec. Nts., 10/15/25[1]	1,425,000	1,414,312
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	2,750,000	2,818,750
DCP Midstream Operating LP, 2.70% Sr. Unsec. Nts., 4/1/19	625,000	621,875
Denbury Resources, Inc.:
5.00% Cv. Sr. Unsec. Nts., 12/15/23[1]	1,309,000	1,185,848

37 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Denbury Resources, Inc.: (Continued)
9.00% Sec. Nts., 5/15/21[1]	$1,560,000	$1,606,800
9.25% Sec. Nts., 3/31/22[1]	2,677,000	2,740,579
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	544,000	557,186
Endeavor Energy Resources LP/EER Finance, Inc.:
5.50% Sr. Unsec. Nts., 1/30/26[1]	870,000	867,825
5.75% Sr. Unsec. Nts., 1/30/28[1]	1,420,000	1,420,000
Energy Transfer Equity LP, 5.875% Sr. Sec. Nts., 1/15/24	10,000	10,350
Energy Transfer Partners LP:
5.30% Sr. Unsec. Nts., 4/15/47	723,000	680,159
6.625% [US0003M+415.5] Jr. Sub. Perpetual Bonds[2,11]	1,752,000	1,669,875
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	542,000	548,185
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	363,000	382,513
4.90% Sr. Unsec. Nts., 5/15/46	410,000	437,946
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	3,260,000	3,459,675
EP Energy LLC/Everest Acquisition Finance, Inc.:
8.00% Sr. Sec. Nts., 11/29/24[1]	2,105,000	2,126,050
8.00% Sec. Nts., 2/15/25[1]	4,840,000	3,254,900
9.375% Sec. Nts., 5/1/24[1]	3,349,000	2,398,721
EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	2,455,000	2,402,228
Extraction Oil & Gas, Inc., 7.375% Sr. Unsec. Nts., 5/15/24[1]	710,000	745,500
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50% Sec. Nts., 4/1/23[1]	3,600,000	2,934,000
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[1]	2,980,000	3,047,050
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00% Sr. Unsec. Nts., 5/15/23	1,525,000	1,509,750
6.25% Sr. Unsec. Nts., 5/15/26	2,840,000	2,712,200
6.50% Sr. Unsec. Nts., 10/1/25	2,135,000	2,102,975
Geopark Ltd., 6.50% Sr. Sec. Nts., 9/21/24[1]	1,140,000	1,147,125
Gran Tierra Energy International Holdings Ltd., 6.25% Sr. Unsec. Nts., 2/15/25[1]	2,845,000	2,788,100
Halcon Resources Corp., 6.75% Sr. Unsec. Nts., 2/15/25	1,425,000	1,407,187
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625% Sr. Unsec. Nts., 2/15/26[1]	2,125,000	2,098,437
Hidrovias International Finance Sarl, 5.95% Sr. Unsec. Nts., 1/24/25[1]	1,650,000	1,640,017
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/24[1]	710,000	727,750
Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23	1,785,000	1,936,438
Indigo Natural Resources LLC, 6.875% Sr. Unsec. Nts., 2/15/26[1]	2,115,000	2,003,962
Jones Energy Holdings LLC/Jones Energy Finance Corp.:
6.75% Sr. Unsec. Nts., 4/1/22	5,157,000	2,900,812
9.25% Sr. Sec. Nts., 3/15/23[1]	1,055,000	1,007,525
KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[1]	1,320,000	1,323,993

38 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
KazMunayGas National Co. JSC: (Continued)
6.375% Sr. Unsec. Nts., 4/9/21[1]		$4,005,000	$4,317,022
7.00% Sr. Unsec. Nts., 5/5/20[1]		3,675,000	3,949,706
Kinder Morgan, Inc.:
5.20% Sr. Unsec. Nts., 3/1/48		589,000	594,191
5.55% Sr. Unsec. Nts., 6/1/45		1,005,000	1,059,006
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[6]		1,300,000	1,342,250
Medco Platinum Road Pte Ltd., 6.75% Sr. Sec. Nts., 1/30/25[1]		2,405,000	2,302,388
MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]		1,435,000	1,397,331
7.00% Sr. Unsec. Nts., 3/31/24[1]		3,925,000	3,257,750
Moss Creek Resources Holdings, Inc., 7.50% Sr. Unsec. Nts., 1/15/26[1]		1,415,000	1,432,263
Murphy Oil Corp., 6.875% Sr. Unsec. Nts., 8/15/24		2,120,000	2,215,400
Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[1]		8,680,000	3,298,400
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24		1,485,000	1,574,100
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25		3,595,000	3,442,213
7.50% Sr. Unsec. Nts., 11/1/23		1,705,000	1,717,787
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44		711,000	744,717
Novatek OAO Via Novatek Finance DAC, 4.422% Sr. Unsec. Nts., 12/13/22[1]		1,515,000	1,530,302
NuStar Logistics LP, 5.625% Sr. Unsec. Nts., 4/28/27		990,000	962,775
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23		1,445,000	1,468,481
ONEOK Partners LP, 8.625% Sr. Unsec. Nts., 3/1/19		1,044,000	1,096,173
Parkland Fuel Corp., 6.00% Sr. Unsec. Nts., 4/1/26[1]		700,000	705,250
Parsley Energy LLC/Parsley Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/27[1]		1,065,000	1,067,663
PBF Holding Co. LLC/PBF Finance Corp.:
7.00% Sr. Sec. Nts., 11/15/23		1,685,000	1,752,400
7.25% Sr. Unsec. Nts., 6/15/25		1,355,000	1,410,894
PBF Logistics LP/PBF Logistics Finance Corp., 6.875% Sr. Unsec. Nts., 5/15/23[1]		710,000	722,425
PDC Energy, Inc., 5.75% Sr. Unsec. Nts., 5/15/26[1]		1,420,000	1,396,925
Peabody Energy Corp.:
6.00% Sr. Sec. Nts., 11/15/18[7,9,12]		3,195,000	3
6.375% Sr. Sec. Nts., 3/31/25[1]		1,440,000	1,499,400
10.00% Sr. Sec. Nts., 3/15/22[7,9,12]		5,950,000	6
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		6,285,000	6,183,183
5.299% Sr. Unsec. Nts., 1/27/25[1]		4,070,000	4,024,213
5.999% Sr. Unsec. Nts., 1/27/28[1]		3,512,000	3,481,270
6.125% Sr. Unsec. Nts., 1/17/22		2,095,000	2,243,745
6.75% Sr. Unsec. Nts., 1/27/41		912,000	891,480
7.375% Sr. Unsec. Nts., 1/17/27		1,195,000	1,295,978
8.375% Sr. Unsec. Nts., 5/23/21		484,000	551,942
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 2/21/24	EUR	1,220,000	1,592,566

39 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Petroleos Mexicanos: (Continued)
3.75% Sr. Unsec. Nts., 4/16/26	EUR	2,690,000	$3,401,684
5.35% Sr. Unsec. Nts., 2/12/28[1]		4,355,000	4,289,675
6.50% Sr. Unsec. Nts., 3/13/27		1,830,000	1,956,728
6.75% Sr. Unsec. Nts., 9/21/47		2,030,000	2,059,191
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25		1,193,000	1,168,206
Proven Glory Capital Ltd., 4.00% Sr. Unsec. Nts., 2/21/27		1,820,000	1,742,319
Puma International Financing SA, 5.00% Sr. Unsec. Nts., 1/24/26[1]		2,925,000	2,806,219
QEP Resources, Inc., 5.625% Sr. Unsec. Nts., 3/1/26		1,780,000	1,686,550
Reliance Industries Ltd., 7.00% Unsec. Nts., 8/31/22	INR	540,000,000	8,055,626
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20		6,175,000	6,175,000
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21		1,758,000	1,849,193
Saka Energi Indonesia PT, 4.45% Sr. Unsec. Nts., 5/5/24[1]		1,705,000	1,675,587
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23		4,270,000	3,135,781
7.25% Sr. Sec. Nts., 2/15/23[1]		705,000	710,288
7.75% Sr. Unsec. Nts., 6/15/21		1,245,000	1,151,625
SemGroup Corp./Rose Rock Finance Corp., 5.625% Sr. Unsec. Nts., 11/15/23		1,610,000	1,529,500
Shell International Finance BV, 4.00% Sr. Unsec. Nts., 5/10/46		875,000	881,157
Southwestern Energy Co., 7.50% Sr. Unsec. Nts., 4/1/26		710,000	720,650
SRC Energy, Inc., 6.25% Sr. Unsec. Nts., 12/1/25[1]		670,000	675,025
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25		1,440,000	1,378,800
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27		1,374,000	1,303,270
Sunoco LP/Sunoco Finance Corp.:
4.875% Sr. Unsec. Nts., 1/15/23[1]		885,000	855,131
5.50% Sr. Unsec. Nts., 2/15/26[1]		470,000	454,725
5.875% Sr. Unsec. Nts., 3/15/28[1]		1,062,000	1,028,813
SURA Asset Management SA, 4.375% Sr. Unsec. Nts., 4/11/27[1]		1,250,000	1,234,375
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.:
5.50% Sr. Unsec. Nts., 9/15/24[1]		1,850,000	1,891,625
5.50% Sr. Unsec. Nts., 1/15/28[1]		2,040,000	2,060,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.00% Sr. Unsec. Nts., 1/15/28[1]		2,135,000	2,044,263
Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/22[1]		1,830,000	1,916,468
TransCanada PipeLines Ltd., 7.625% Sr. Unsec. Nts., 1/15/39		521,000	724,370
TransMontaigne Partners LP/TLP Finance Corp., 6.125% Sr. Unsec. Nts., 2/15/26		355,000	357,663
Ultra Resources, Inc.:
6.875% Sr. Unsec. Nts., 4/15/22[1]		1,080,000	943,650
7.125% Sr. Unsec. Nts., 4/15/25[1]		1,415,000	1,165,606
Whiting Petroleum Corp., 6.625% Sr. Unsec. Nts., 1/15/26[1]		2,040,000	2,057,850
Williams Partners LP:
3.75% Sr. Unsec. Nts., 6/15/27		959,000	917,982
5.25% Sr. Unsec. Nts., 3/15/20		1,839,000	1,906,255

40 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Woodside Finance Ltd., 8.75% Sr. Unsec. Nts., 3/1/19[1]	$21,000	$22,142
WPX Energy, Inc., 8.25% Sr. Unsec. Nts., 8/1/23	2,420,000	2,722,500
		251,102,238

Financials—9.6%
Capital Markets—1.6%
Apollo Management Holdings LP, 4.00% Sr. Unsec. Nts., 5/30/24[1]	1,439,000	1,446,672
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[1]	1,020,000	978,770
Charles Schwab Corp. (The), 5.00% [US0003M+257.5] Jr. Sub. Perpetual Bonds[2,11]	3,448,000	3,373,581
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	1,364,000	1,360,278
Credit Suisse Group AG, 7.125% [USSW5+510.8] Jr. Sub. Perpetual Bonds[2,11]	3,225,000	3,374,156
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	1,075,000	1,099,528
Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]	2,875,000	3,137,775
10.75% Sr. Unsec. Nts., 9/1/24[6]	1,505,000	1,642,331
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[2,11]	3,227,000	3,307,675
Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]	4,335,000	4,299,778
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	1,451,000	1,398,589
3.75% Sr. Unsec. Nts., 2/25/26	1,395,000	1,372,150
5.00% [US0003M+287.4] Jr. Sub. Perpetual Bonds[2,11]	1,764,000	1,719,900
5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[2,11]	1,670,000	1,716,476
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375% Sr. Unsec. Nts., 12/15/25	1,305,000	1,314,787
Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[1]	1,770,000	1,836,964
Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr. Sub. Perpetual Bonds[1,2,11]	3,252,000	3,182,895
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	1,776,000	1,818,601
5.00% Sub. Nts., 11/24/25	2,236,000	2,340,622
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[2]	1,097,000	1,054,241
Pisces Midco, Inc., 8.00% Sec. Nts., 4/15/26[1,5]	350,000	350,000
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]	2,302,000	2,500,548
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	1,584,000	1,554,254
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]	1,090,000	1,054,575
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	2,748,000	2,746,688
Staples, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]	4,975,000	4,614,312
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	1,539,000	1,502,047

41 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Capital Markets (Continued)
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75% Sr. Unsec. Nts., 6/1/25[1]		$2,125,000	$2,127,656
TerraForm Power Operating LLC:
4.25% Sr. Unsec. Nts., 1/31/23[1]		1,770,000	1,705,838
5.00% Sr. Unsec. Nts., 1/31/28[1]		290,000	276,225
Trident Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 11/1/25[1]		2,125,000	2,077,188
UBS Group AG, 7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[2,11]		3,120,000	3,293,385
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]		926,000	930,235
4.253% Sr. Unsec. Nts., 3/23/28[1]		1,044,000	1,052,190
			67,560,910

Commercial Banks—3.7%
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[2]		2,800,000	2,817,343
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[7,9]		1,186,225	—
Australia & New Zealand Banking Group Ltd. (New York), 2.625% Sr. Unsec. Nts., 5/19/22		2,529,000	2,467,978
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% [USISDA05+516.8] Jr. Sub. Perpetual Bonds[1,2,11]		3,385,000	3,605,025
Banca Monte dei Paschi di Siena SpA, 5.375% [EUSA5+500.5] Sub. Nts., 1/18/28[2]	EUR	7,175,000	8,440,290
Banco Bilbao Vizcaya Argentaria SA, 6.125% [USSW5+387] Jr. Sub. Perpetual Bonds[2,11]		3,315,000	3,222,180
Banco do Brasil SA (Cayman), 3.875% Sr. Unsec. Nts., 10/10/22		7,955,000	7,717,543
Banco Mercantil del Norte SA (Grand Cayman):
6.875% [H15T5Y+503.5] Jr. Sub. Perpetual Bonds[1,2,11]		1,061,000	1,094,156
7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,2,11]		969,000	1,035,619
Banco Santander SA, 6.375% [USSW5+478.8] Jr. Sub. Perpetual Bonds[2,11]		3,315,000	3,368,497
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27		1,928,000	1,818,090
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[2]		1,327,000	1,311,611
3.97% [US0003M+107] Sr. Unsec. Nts., 3/5/29[2]		393,000	394,216
6.30% [US0003M+455.3] Jr. Sub. Perpetual Bonds[2,11]		3,792,000	4,076,400
7.75% Jr. Sub. Nts., 5/14/38		1,661,000	2,311,234
5.397% [US0003M+363] Jr. Sub. Perpetual Bonds, Series K2,11		2,512,000	2,515,140
Barclays plc:
4.375% Sr. Unsec. Nts., 1/12/26		2,345,000	2,351,416
7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[2,11]		3,140,000	3,343,158
BBVA Bancomer SA, 5.35% [H15T5Y+300] Sub. Nts., 11/12/29[1,2]		1,320,000	1,303,500
BNP Paribas SA, 7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,11]		3,110,000	3,347,137
CIT Group, Inc.:
4.125% Sr. Unsec. Nts., 3/9/21		1,150,000	1,158,625

42 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial Banks (Continued)
CIT Group, Inc.: (Continued)
5.25% Sr. Unsec. Nts., 3/7/25	$690,000	$708,161
5.80% [US0003M+397.2] Jr. Sub. Perpetual Bonds[2,11]	3,352,000	3,360,380
Citigroup, Inc., 6.125% [US0003M+447.8] Jr. Sub. Perpetual Bonds[2,11]	2,453,000	2,583,868
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	1,434,000	1,400,644
2.65% Sr. Unsec. Nts., 5/26/22	609,000	590,515
Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,2,11]	2,900,000	3,311,464
Fidelity Bank plc, 10.50% Sr. Unsec. Nts., 10/16/22[1]	1,550,000	1,604,064
Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub. Perpetual Bonds[2,11]	860,000	849,250
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	1,456,000	1,440,172
First Republic Bank, 4.375% Sub. Nts., 8/1/46	1,045,000	1,038,955
Glencore Funding LLC, 4.00% Sr. Unsec. Nts., 4/16/25[1]	1,398,000	1,372,793
Global Bank Corp., 4.50% Sr. Unsec. Nts., 10/20/21[1]	1,635,000	1,650,696
Globo Comunicacao e Participacoes SA, 5.125% Sr. Sec. Nts., 3/31/27[1]	1,445,000	1,412,487
HSBC Holdings plc, 6.375% [USISDA05+370.5] Jr. Sub. Perpetual Bonds[2,11]	3,210,000	3,258,150
Huntington Bancshares, Inc.:
3.15% Sr. Unsec. Nts., 3/14/21	1,568,000	1,560,994
5.70% [US0003M+288] Jr. Sub. Perpetual Bonds[2,11]	1,715,000	1,726,791
IDBI Bank Ltd. (DIFC Dubai), 5.00% Sr. Unsec. Nts., 9/25/19	1,040,000	1,056,900
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[2]	1,963,000	1,919,065
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[2]	3,893,000	3,864,636
6.125% [US0003M+333] Jr. Sub. Perpetual Bonds[2,11]	3,883,000	4,072,296
7.90% [US0003M+347] Jr. Sub. Perpetual Bonds, Series 1[2,11]	3,313,000	3,334,038
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]	3,010,000	3,100,300
Krung Thai Bank PCL (Cayman Islands), 5.20% [H15T5Y+353.5] Sub. Nts., 12/26/24[2]	1,330,000	1,359,505
Lloyds Banking Group plc, 6.413% [US0003M+149.5] Jr. Sub. Perpetual Bonds[1,2,11]	1,702,000	1,884,965
Regions Bank (Birmingham AL), 2.75% Sr. Unsec. Nts., 4/1/21	2,222,000	2,195,946
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	1,656,000	1,610,202
Royal Bank of Scotland Group plc:
3.498% [US0003M+148] Sr. Unsec. Nts., 5/15/23[2]	1,801,000	1,770,935
7.50% [USSW5+580] Jr. Sub. Perpetual Bonds[2,11]	3,245,000	3,382,913
Sberbank of Russia Via SB Capital SA, 5.50% [H15T5Y+402.3] Sub. Nts., 2/26/24[1,2]	3,890,000	3,933,763
Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,11]	3,140,000	3,348,025
Standard Chartered plc, 7.50% [USSW5+630.1] Jr. Sub. Perpetual Bonds[1,2,11]	3,105,000	3,291,300
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	1,100,000	1,050,165

43 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
SunTrust Banks, Inc.:
5.05% [US0003M+310.2] Jr. Sub. Perpetual Bonds[2,11]	$2,546,000	$2,536,453
5.125% [US0003M+278.6] Jr. Sub. Perpetual Bonds[2,11]	1,780,000	1,708,845
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	1,478,000	1,431,191
Turkiye Garanti Bankasi AS, 6.125% [USSW5+422] Sub. Nts., 5/24/27[1,2]	740,000	721,399
Turkiye Is Bankasi AS, 6.00% Sub. Nts., 10/24/22[1]	1,315,000	1,291,988
Turkiye Vakiflar Bankasi TAO, 5.625% Sr. Unsec. Nts., 5/30/22[1]	2,385,000	2,348,843
UBS Group Funding Switzerland AG, 5.00% [USSW5+243.2] Jr. Sub. Perpetual Bonds[2,11]	2,870,000	2,690,545
UniCredit SpA, 8.00% [USSW5+518] Jr. Sub. Perpetual Bonds[2,11]	3,125,000	3,263,244
US Bancorp:
3.10% Sub. Nts., 4/27/26	1,465,000	1,399,206
3.15% Sr. Unsec. Nts., 4/27/27	615,000	591,536
Wachovia Capital Trust III, 5.57% [US0003M+93] Jr. Sub. Perpetual Bonds[2,11]	3,394,000	3,385,685
Westpac Banking Corp. (New Zealand), 5.00% [USISDA05+288.8] Jr. Sub. Perpetual Bonds[2,11]	3,452,000	3,193,537
Yapi ve Kredi Bankasi AS:
5.85% Sr. Unsec. Nts., 6/21/24[1]	1,880,000	1,814,219
6.10% Sr. Unsec. Nts., 3/16/23[1]	2,500,000	2,484,450
Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[1]	1,660,000	1,716,589
		157,321,226

Consumer Finance—0.8%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]	1,545,000	1,510,237
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22	1,200,000	1,221,000
5.75% Sub. Nts., 11/20/25	3,370,000	3,484,748
8.00% Sr. Unsec. Nts., 11/1/31	1,140,000	1,396,500
American Express Co.:
2.50% Sr. Unsec. Nts., 8/1/22	998,000	963,338
4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[2,11]	2,499,000	2,514,619
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	993,000	964,775
5.50% [US0003M+307.6] Jr. Sub. Perpetual Bonds[2,11]	1,673,000	1,637,449
Minejesa Capital BV, 4.625% Sr. Sec. Nts., 8/10/30[1]	4,655,000	4,494,593
Navient Corp.:
5.50% Sr. Unsec. Nts., 1/15/19	1,060,000	1,074,310
5.875% Sr. Unsec. Nts., 10/25/24	1,223,000	1,204,655
6.50% Sr. Unsec. Nts., 6/15/22	1,425,000	1,474,875
6.625% Sr. Unsec. Nts., 7/26/21	1,475,000	1,537,688
6.75% Sr. Unsec. Nts., 6/25/25	1,865,000	1,895,306
Springleaf Finance Corp.:
5.625% Sr. Unsec. Nts., 3/15/23	2,125,000	2,090,469
6.125% Sr. Unsec. Nts., 5/15/22	2,150,000	2,196,440
6.875% Sr. Unsec. Nts., 3/15/25	1,390,000	1,398,688

44 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Consumer Finance (Continued)
Springleaf Finance Corp.: (Continued)
8.25% Sr. Unsec. Nts., 12/15/20		$1,465,000	$1,598,681
Terraform Global Operating LLC, 6.125% Sr. Unsec. Nts., 3/1/26[1]		2,110,000	2,131,100
			34,789,471

Diversified Financial Services—0.8%
Berkshire Hathaway Energy Co., 2.00% Sr. Unsec. Nts., 11/15/18		790,000	787,240
Charming Light Investments Ltd., 4.375% Sr. Unsec. Nts., 12/21/27[13]		1,180,000	1,129,416
Export-Import Bank of India:
7.35% Sr. Unsec. Nts., 5/18/22	INR	180,000,000	2,723,579
8.00% Sr. Unsec. Nts., 5/27/21	INR	720,000,000	11,093,518
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[6,7]	MXN	20,232,960	106,284
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		2,950,000	3,004,427
Park Aerospace Holdings Ltd.:
5.25% Sr. Unsec. Nts., 8/15/22[1]		355,000	349,125
5.50% Sr. Unsec. Nts., 2/15/24[1]		2,455,000	2,387,487
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		961,000	969,503
Rural Electrification Corp. Ltd.:
7.24% Sr. Unsec. Nts., 10/21/21	INR	360,000,000	5,412,096
7.60% Sr. Unsec. Nts., 4/17/21	INR	350,000,000	5,322,062
Voya Financial, Inc., 4.70% [US0003M+208.4] Jr. Sub. Nts., 1/23/48[1,2]		1,760,000	1,603,063
			34,887,800

Insurance—0.9%
Allstate Corp. (The), 3.774% [US0003M+193.5] Jr. Sub. Nts., 5/15/37[2]		1,756,000	1,734,050
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45		1,222,000	1,228,661
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24		1,121,000	1,152,683
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27[1]		646,000	600,098
Chubb Corp. (The), 3.972% [US0003M+225] Jr. Sub. Nts., 4/15/37[2]		1,756,000	1,759,863
Credivalores-Crediservicios SAS:
9.75% Sr. Unsec. Nts., 7/27/22[1]		1,865,000	1,917,220
9.75% Sr. Unsec. Nts., 7/27/22[13]		350,000	359,800
Genworth Holdings, Inc.:
7.625% Sr. Unsec. Nts., 9/24/21		650,000	628,875
7.70% Sr. Unsec. Nts., 6/15/20		1,420,000	1,409,350
Hartford Financial Services Group, Inc. (The), 3.964% [US0003M+212.5] Jr. Sub. Nts., 2/12/47[1,2]		1,790,000	1,743,013
Liberty Mutual Group, Inc., 5.03% [US0003M+290.5] Jr. Sub. Nts., 3/15/37[1,2]		775,000	764,344
Lincoln National Corp.:
3.80% Sr. Unsec. Nts., 3/1/28		1,425,000	1,414,356
4.242% [US0003M+235.75] Jr. Sub. Nts., 5/17/66[2]		1,826,000	1,766,947

45 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Insurance (Continued)
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[2]		$1,570,000	$1,535,649
MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[2,11]		3,014,000	3,088,566
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		1,851,000	1,886,446
Power Finance Corp. Ltd.:
7.27% Sr. Unsec. Nts., 12/22/26	INR	360,000,000	5,400,571
7.50% Sr. Unsec. Nts., 8/16/21	INR	360,000,000	5,433,534
Prudential Financial, Inc.:
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[2]		1,981,000	2,018,144
5.375% [US0003M+303.1] Jr. Sub. Nts., 5/15/45[2]		455,000	466,944
			36,309,114

Real Estate Investment Trusts (REITs)—1.2%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20		2,403,000	2,386,241
3.00% Sr. Unsec. Nts., 6/15/23		2,063,000	1,994,132
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[7,9,14]	MXN	17,961,653	—
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27		1,222,000	1,165,841
Digital Realty Trust LP:
3.40% Sr. Unsec. Nts., 10/1/20		209,000	210,347
5.875% Sr. Unsec. Nts., 2/1/20		860,000	897,623
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27		2,165,000	2,202,887
5.875% Sr. Unsec. Nts., 1/15/26		2,315,000	2,419,175
FelCor Lodging LP, 6.00% Sr. Unsec. Nts., 6/1/25		1,665,000	1,723,275
GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23		1,740,000	1,809,113
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]		2,915,000	2,802,044
Iron Mountain, Inc.:
4.875% Sr. Unsec. Nts., 9/15/27[1]		2,135,000	1,990,887
5.25% Sr. Unsec. Nts., 3/15/28[1]		1,420,000	1,343,675
iStar, Inc.:
5.00% Sr. Unsec. Nts., 7/1/19		1,160,000	1,164,402
5.25% Sr. Unsec. Nts., 9/15/22		2,135,000	2,070,950
6.00% Sr. Unsec. Nts., 4/1/22		3,660,000	3,678,300
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26		1,825,000	1,898,000
MPT Operating Partnership LP/MPT Finance Corp.:
5.00% Sr. Unsec. Nts., 10/15/27		2,135,000	2,098,278
6.375% Sr. Unsec. Nts., 3/1/24		855,000	902,042
Outfront Media Capital LLC/Outfront Media Capital Corp.,
5.875% Sr. Unsec. Nts., 3/15/25		2,990,000	3,042,325
SBA Communications Corp., 4.00% Sr. Unsec. Nts., 10/1/22[1]		2,140,000	2,059,750
Starwood Property Trust, Inc.:
4.75% Sr. Unsec. Nts., 3/15/25[1]		2,125,000	2,077,187
5.00% Sr. Unsec. Nts., 12/15/21		2,175,000	2,223,937

46 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]		$2,835,000	$2,884,613
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23		2,650,000	2,517,500
VEREIT Operating Partnership LP, 3.00% Sr. Unsec. Nts., 2/6/19		934,000	934,319
			48,496,843

Real Estate Management & Development—0.3%
Cleaver-Brooks, Inc., 7.875% Sr. Sec. Nts., 3/1/23[1]		1,065,000	1,108,931
Greystar Real Estate Partners LLC, 5.75% Sr. Sec. Nts., 12/1/25[1]		2,130,000	2,130,000
Hunt Cos., Inc., 6.25% Sr. Sec. Nts., 2/15/26[1]		2,115,000	2,047,045
Mattamy Group Corp., 6.875% Sr. Unsec. Nts., 12/15/23[1]		1,105,000	1,140,913
Realogy Group LLC/Realogy Co.-Issuer Corp., 4.875% Sr. Unsec. Nts., 6/1/23[1]		3,650,000	3,513,125
Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr. Unsec. Nts., 4/1/25[1]		2,545,000	2,586,356
			12,526,370

Thrifts & Mortgage Finance—0.3%
LIC Housing Finance Ltd., 7.45% Sr. Sec. Nts., 10/17/22	INR	180,000,000	2,710,251
Provident Funding Associates LP/PFG Finance Corp., 6.375% Sr. Unsec. Nts., 6/15/25[1]		1,070,000	1,076,687
Quicken Loans, Inc.:
5.25% Sr. Unsec. Nts., 1/15/28[1]		2,835,000	2,657,813
5.75% Sr. Unsec. Nts., 5/1/25[1]		3,850,000	3,859,625
Radian Group, Inc., 4.50% Sr. Unsec. Nts., 10/1/24		1,780,000	1,744,400
			12,048,776

Health Care—2.8%
Biotechnology—0.1%
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45		562,000	614,973
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25		1,403,000	1,391,407
5.00% Sr. Unsec. Nts., 8/15/45		249,000	259,951
			2,266,331

Health Care Equipment & Supplies—0.2%
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20		1,589,000	1,559,384
3.70% Sr. Unsec. Nts., 6/6/27		1,881,000	1,818,327
Boston Scientific Corp.:
3.85% Sr. Unsec. Nts., 5/15/25		584,000	588,252
4.00% Sr. Unsec. Nts., 3/1/28		1,476,000	1,477,626
DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]		1,250,000	1,259,375
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]		1,065,000	1,107,600

47 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	$475,000	$459,563
		8,270,127

Health Care Providers & Services—1.5%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	2,305,000	2,345,337
6.50% Sr. Unsec. Nts., 3/1/24	730,000	762,850
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	3,000,000	3,052,500
6.125% Sr. Unsec. Nts., 2/15/24	735,000	766,752
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	4,160,000	3,853,200
6.875% Sr. Unsec. Nts., 2/1/22	1,435,000	837,681
7.125% Sr. Unsec. Nts., 7/15/20	595,000	487,156
8.00% Sr. Unsec. Nts., 11/15/19	2,945,000	2,665,225
DaVita, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	700,000	678,335
5.125% Sr. Unsec. Nts., 7/15/24	3,875,000	3,790,234
Encompass Health Corp., 5.75% Sr. Unsec. Nts., 11/1/24	4,380,000	4,467,600
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	3,126,000	3,347,689
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	2,110,000	2,120,550
5.50% Sr. Sec. Nts., 6/15/47	1,690,000	1,637,187
5.875% Sr. Unsec. Nts., 2/15/26	700,000	714,000
7.50% Sr. Unsec. Nts., 2/15/22	6,600,000	7,268,250
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	1,585,000	1,596,888
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	1,575,000	1,553,361
LifePoint Health, Inc., 5.375% Sr. Unsec. Nts., 5/1/24	1,415,000	1,388,469
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]	2,645,000	2,612,004
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	2,675,000	2,725,156
Tenet Healthcare Corp.:
4.375% Sr. Sec. Nts., 10/1/21	1,430,000	1,412,125
6.75% Sr. Unsec. Nts., 2/1/20	665,000	687,444
6.75% Sr. Unsec. Nts., 6/15/23	4,700,000	4,617,750
7.50% Sec. Nts., 1/1/22[1]	1,450,000	1,533,375
8.125% Sr. Unsec. Nts., 4/1/22	2,380,000	2,490,075
UnitedHealth Group, Inc., 2.75% Sr. Unsec. Nts., 2/15/23	1,970,000	1,926,562
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	2,075,000	2,100,938
		63,438,693

Health Care Technology—0.1%
Telenet Finance Luxembourg Notes Sarl, 5.50% Sr. Sec. Nts., 3/1/28[1]	2,125,000	2,041,647

Life Sciences Tools & Services—0.1%
Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	1,764,000	1,854,565
Quintiles IMS, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[1]	2,296,000	2,292,281

48 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Life Sciences Tools & Services (Continued)
Thermo Fisher Scientific, Inc., 4.15% Sr. Unsec. Nts., 2/1/24	$877,000	$901,682
West Street Merger Sub, Inc., 6.375% Sr. Unsec. Nts., 9/1/25[1]	1,100,000	1,053,250
		6,101,778

Pharmaceuticals—0.8%
Concordia International Corp., 7.00% Sr. Unsec. Nts., 4/15/23[6]	1,745,000	126,512
Endo Dac/Endo Finance LLC/Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]	3,430,000	2,606,800
6.00% Sr. Unsec. Nts., 2/1/25[1]	660,000	476,850
Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]	4,610,000	3,515,125
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	870,000	830,850
5.50% Sr. Unsec. Nts., 4/15/25[1]	3,345,000	2,613,281
5.75% Sr. Unsec. Nts., 8/1/22[1]	2,810,000	2,416,600
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	1,100,000	1,130,250
Teva Pharmaceutical Finance Co. BV, 3.65% Sr. Unsec. Nts., 11/10/21	970,000	913,538
Teva Pharmaceutical Finance Netherlands III BV:
1.70% Sr. Unsec. Nts., 7/19/19	245,000	236,966
3.15% Sr. Unsec. Nts., 10/1/26	700,000	562,588
6.00% Sr. Unsec. Nts., 4/15/24[1]	2,055,000	1,997,363
Valeant Pharmaceuticals International, Inc.:
5.50% Sr. Unsec. Nts., 3/1/23[1]	890,000	782,087
5.50% Sr. Sec. Nts., 11/1/25[1]	2,480,000	2,423,580
5.875% Sr. Unsec. Nts., 5/15/23[1]	2,735,000	2,437,569
6.125% Sr. Unsec. Nts., 4/15/25[1]	3,600,000	3,120,300
7.00% Sr. Sec. Nts., 3/15/24[1]	2,160,000	2,259,900
7.25% Sr. Unsec. Nts., 7/15/22[1]	1,795,000	1,801,731
7.50% Sr. Unsec. Nts., 7/15/21[1]	2,090,000	2,113,513
9.00% Sr. Unsec. Nts., 12/15/25[1]	3,170,000	3,162,075
		35,527,478

Industrials—4.0%
Aerospace & Defense—0.8%
Arconic, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	1,420,000	1,449,287
Bombardier, Inc.:
6.00% Sr. Unsec. Nts., 10/15/22[1]	985,000	981,306
7.50% Sr. Unsec. Nts., 12/1/24[1]	2,125,000	2,204,688
7.50% Sr. Unsec. Nts., 3/15/25[1]	2,130,000	2,196,562
8.75% Sr. Unsec. Nts., 12/1/21[1]	4,640,000	5,109,800
DAE Funding LLC:
4.50% Sr. Unsec. Nts., 8/1/22[1]	1,360,000	1,293,700
5.00% Sr. Unsec. Nts., 8/1/24[1]	710,000	673,613
Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	972,000	966,090
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27[1]	1,300,000	1,251,185
KLX, Inc., 5.875% Sr. Unsec. Nts., 12/1/22[1]	700,000	723,835

49 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Aerospace & Defense (Continued)
Kratos Defense & Security Solutions, Inc., 6.50% Sr. Sec. Nts., 11/30/25[1]	$1,065,000	$1,103,606
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	873,000	941,969
Rolls-Royce plc, 2.375% Sr. Unsec. Nts., 10/14/20[1]	1,396,000	1,374,875
Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	645,000	633,040
4.30% Sr. Unsec. Nts., 3/1/24	894,000	925,294
TransDigm, Inc.:
6.375% Sr. Sub. Nts., 6/15/26	2,875,000	2,903,750
6.50% Sr. Sub. Nts., 7/15/24	1,420,000	1,459,050
Triumph Group, Inc.:
5.25% Sr. Unsec. Nts., 6/1/22	2,910,000	2,837,250
7.75% Sr. Unsec. Nts., 8/15/25	3,555,000	3,652,763
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[8]	506,000	505,578
		33,187,241

Air Freight & Couriers—0.1%
CEVA Group plc, 7.00% Sr. Sec. Nts., 3/1/21[1]	2,120,000	2,088,200

Airlines—0.1%
American Airlines Group, Inc., 4.625% Sr. Unsec. Nts., 3/1/20[1]	2,450,000	2,477,562
Azul Investments LLP, 5.875% Sr. Unsec. Nts., 10/26/24[1]	1,325,000	1,308,438
United Continental Holdings, Inc., 4.25% Sr. Unsec. Nts., 10/1/22	2,135,000	2,094,969
		5,880,969

Building Products—0.2%
Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	1,769,000	1,687,414
Jeld-Wen, Inc.:
4.625% Sr. Unsec. Nts., 12/15/25[1]	325,000	312,812
4.875% Sr. Unsec. Nts., 12/15/27[1]	315,000	298,463
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	1,683,000	1,622,806
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	2,935,000	2,986,362
USG Corp., 4.875% Sr. Unsec. Nts., 6/1/27[1]	815,000	825,188
		7,733,045

Commercial Services & Supplies—0.7%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	1,400,000	1,410,500
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22[6,10]	4,074,942	3,774,415
ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[10]	1,950,000	2,025,562
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[1]	2,845,000	2,645,850
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	3,660,000	3,714,900
Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	3,595,000	3,532,087
5.875% Sr. Unsec. Nts., 7/1/25	665,000	646,713
GFL Environmental, Inc., 5.625% Sr. Unsec. Nts., 5/1/22[1]	1,965,000	1,974,825
Republic Services, Inc., 3.80% Sr. Unsec. Nts., 5/15/18	2,331,000	2,333,355
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	3,540,000	3,690,273
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25[6]	710,000	741,950

50 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial Services & Supplies (Continued)
Waste Pro USA, Inc., 5.50% Sr. Unsec. Nts., 2/15/26[1]	$325,000	$321,750
West Corp.:
5.375% Sr. Unsec. Nts., 7/15/22[6]	1,815,000	1,828,613
8.50% Sr. Unsec. Nts., 10/15/25[1]	1,780,000	1,731,050
		30,371,843

Construction & Engineering—0.1%
AECOM, 5.125% Sr. Unsec. Nts., 3/15/27	1,420,000	1,375,625
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[1]	1,255,000	1,423,170
New Enterprise Stone & Lime Co., Inc., 6.25% Sr. Sec. Nts., 3/15/26[1]	700,000	702,625
Tutor Perini Corp., 6.875% Sr. Unsec. Nts., 5/1/25[1]	2,155,000	2,225,037
		5,726,457

Electrical Equipment—0.2%
Sensata Technologies BV:
4.875% Sr. Unsec. Nts., 10/15/23[1]	2,400,000	2,412,720
5.625% Sr. Unsec. Nts., 11/1/24[1]	2,950,000	3,093,813
Vertiv Group Corp., 9.25% Sr. Unsec. Nts., 10/15/24[1]	1,675,000	1,758,750
		7,265,283

Industrial Conglomerates—0.1%
Carlisle Cos., Inc., 3.75% Sr. Unsec. Nts., 12/1/27	1,300,000	1,263,163
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[1]	1,485,000	1,579,669
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	1,395,000	1,403,719
Tupras Turkiye Petrol Rafinerileri AS, 4.50% Sr. Unsec. Nts., 10/18/24[1]	1,325,000	1,267,018
		5,513,569

Machinery—0.6%
Allison Transmission, Inc.:
4.75% Sr. Unsec. Nts., 10/1/27[1]	715,000	675,675
5.00% Sr. Unsec. Nts., 10/1/24[1]	1,455,000	1,445,906
Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22[6]	3,030,000	3,045,150
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25% Sec. Nts., 3/15/24[1]	3,650,000	3,922,582
CNH Industrial NV, 3.85% Sr. Unsec. Nts., 11/15/27	1,298,000	1,260,268
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24	1,725,000	1,761,656
Ingersoll-Rand Global Holding Co. Ltd., 4.30% Sr. Unsec. Nts., 2/21/48	576,000	576,877
John Deere Capital Corp., 2.70% Sr. Unsec. Nts., 1/6/23	1,044,000	1,023,178
Navistar International Corp., 6.625% Sr. Unsec. Nts., 11/1/25[1]	1,780,000	1,784,450
Park-Ohio Industries, Inc., 6.625% Sr. Unsec. Nts., 4/15/27	780,000	811,200
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	651,000	649,779
Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[1]	1,430,000	1,433,575
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23	2,835,000	2,927,138
Wabash National Corp., 5.50% Sr. Unsec. Nts., 10/1/25[1]	710,000	694,025

51 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Machinery (Continued)
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26	$992,000	$951,809
		22,963,268

Marine—0.0%
Global Ship Lease, Inc., 9.875% Sr. Sec. Nts., 11/15/22[1]	710,000	714,615

Professional Services—0.2%
Brand Industrial Services, Inc., 8.50% Sr. Unsec. Nts., 7/15/25[1]	2,135,000	2,236,412
FTI Consulting, Inc., 6.00% Sr. Unsec. Nts., 11/15/22	4,540,000	4,676,200
IHS Markit Ltd., 4.00% Sr. Unsec. Nts., 3/1/26[1]	710,000	685,150
		7,597,762

Road & Rail—0.2%
Algeco Global Finance plc, 8.00% Sr. Sec. Nts., 2/15/23[1]	705,000	705,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]	2,065,000	1,979,819
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	341,000	377,048
DAE Funding LLC, 4.00% Sr. Unsec. Nts., 8/1/20[1]	710,000	694,025
Hertz Corp. (The):
5.875% Sr. Unsec. Nts., 10/15/20	530,000	526,025
7.375% Sr. Unsec. Nts., 1/15/21	710,000	707,337
Kazakhstan Temir Zholy National Co. JSC, 4.85% Sr. Unsec. Nts., 11/17/27[1]	570,000	569,655
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]	1,983,000	1,891,964
Rumo Luxembourg Sarl, 5.875% Sr. Unsec. Nts., 1/18/25[1]	1,620,000	1,602,788
		9,053,661

Trading Companies & Distributors—0.6%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	730,000	697,122
3.625% Sr. Unsec. Nts., 4/1/27	1,121,000	1,070,122
Aircastle Ltd., 5.00% Sr. Unsec. Nts., 4/1/23	730,000	754,637
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]	680,000	700,400
American Tire Distributors, Inc., 10.25% Sr. Sub. Nts., 3/1/22[1]	1,060,000	1,087,825
Fly Leasing Ltd., 5.25% Sr. Unsec. Nts., 10/15/24	1,425,000	1,382,250
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	1,962,000	1,863,578
H&E Equipment Services, Inc., 5.625% Sr. Unsec. Nts., 9/1/25	2,130,000	2,153,962
Herc Rentals, Inc., 7.50% Sec. Nts., 6/1/22[1]	1,413,000	1,515,442
ILFC E-Capital Trust I, 4.64% [30YR CMT+155] Jr. Sub. Nts., 12/21/65[1,2]	3,473,000	3,394,858
Standard Industries, Inc., 6.00% Sr. Unsec. Nts., 10/15/25[1]	2,720,000	2,801,600
United Rentals North America, Inc.:
4.625% Sr. Unsec. Nts., 10/15/25	1,942,000	1,893,450
4.875% Sr. Unsec. Nts., 1/15/28	1,753,000	1,696,028
5.875% Sr. Unsec. Nts., 9/15/26	3,650,000	3,809,688
		24,820,962

52 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Transportation Infrastructure—0.1%
Adani Abbot Point Terminal Pty Ltd., 4.45% Sr. Sec. Nts., 12/15/22[1]		$1,305,000	$1,231,005
GMR Hyderabad International Airport Ltd., 4.25% Sr. Sec. Nts., 10/27/27[1]		2,680,000	2,452,808
Jasa Marga Persero Tbk PT, 7.50% Sr. Unsec. Nts., 12/11/20[1]	IDR	24,180,000,000	1,804,632
			5,488,445

Information Technology—2.2%
Communications Equipment—0.2%
CommScope Technologies LLC, 6.00% Sr. Unsec. Nts., 6/15/25[1]		1,545,000	1,615,298
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[1]		1,325,000	1,406,885
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22		2,415,000	2,469,338
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28		1,799,000	1,813,135
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]		2,055,000	2,042,259
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]		875,000	834,531
ViaSat, Inc., 5.625% Sr. Unsec. Nts., 9/15/25[1]		710,000	687,138
			10,868,584

Electronic Equipment, Instruments, & Components—0.2%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28		1,696,000	1,643,443
CDW LLC/CDW Finance Corp.:
5.00% Sr. Unsec. Nts., 9/1/23		1,320,000	1,341,582
5.50% Sr. Unsec. Nts., 12/1/24		417,000	436,933
Itron, Inc., 5.00% Sr. Unsec. Nts., 1/15/26[1]		530,000	523,534
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27		1,888,000	1,890,831
TTM Technologies, Inc., 5.625% Sr. Unsec. Nts., 10/1/25[1]		2,135,000	2,129,662
			7,965,985

Internet Software & Services—0.3%
j2 Cloud Services LLC/j2 Global Co.-Obligor, Inc., 6.00% Sr. Unsec. Nts., 7/15/25[1]		2,140,000	2,201,525
Match Group, Inc., 5.00% Sr. Unsec. Nts., 12/15/27[1]		1,420,000	1,402,250
Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]		3,990,000	3,950,100
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27		2,844,000	2,737,350
5.25% Sr. Unsec. Nts., 4/1/25		759,000	774,180
			11,065,405

IT Services—0.8%
Booz Allen Hamilton, Inc., 5.125% Sr. Unsec. Nts., 5/1/25[1]		1,425,000	1,392,937
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26		1,133,000	1,094,682
Conduent Finance, Inc./Conduent Business Services LLC, 10.50% Sr. Unsec. Nts., 12/15/24[1]		3,510,000	4,128,637
DXC Technology Co., 4.75% Sr. Unsec. Nts., 4/15/27		1,857,000	1,928,722
Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/25[1]		2,835,000	2,884,613
Exela Intermediate LLC/Exela Finance, Inc., 10.00% Sr. Sec. Nts., 7/15/23[1]		2,135,000	2,169,694

53 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
IT Services (Continued)
Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18	$1,895,000	$1,896,111
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	1,215,000	1,219,556
5.75% Sec. Nts., 1/15/24[1]	2,745,000	2,772,450
7.00% Sr. Unsec. Nts., 12/1/23[1]	3,875,000	4,083,281
Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]	2,160,000	2,165,400
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[6]	2,460,000	2,496,900
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	3,415,000	3,467,250
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	1,548,000	1,546,667
		33,246,900

Semiconductors & Semiconductor Equipment—0.1%
Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47[1]	666,000	648,994
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	3,735,000	3,810,820
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	725,000	752,188
		5,212,002

Software—0.4%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	730,000	751,132
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	3,491,000	3,504,091
Dell International LLC/EMC Corp.:
5.875% Sr. Unsec. Nts., 6/15/21[1]	520,000	533,650
7.125% Sr. Unsec. Nts., 6/15/24[1]	2,190,000	2,339,946
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	1,775,000	1,779,438
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	1,211,000	1,260,954
Symantec Corp., 5.00% Sr. Unsec. Nts., 4/15/25[1]	1,385,000	1,399,862
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	1,625,000	1,772,266
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	3,270,000	3,286,350
VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	751,000	730,743
3.90% Sr. Unsec. Nts., 8/21/27	1,235,000	1,170,566
		18,528,998

Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	1,412,000	1,490,884
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]	2,505,000	2,555,100
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	1,535,000	1,596,400
NetApp, Inc., 2.00% Sr. Unsec. Nts., 9/27/19	1,114,000	1,097,047
		6,739,431

Materials—4.0%
Chemicals—1.2%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	918,000	892,075
4.125% Sr. Unsec. Nts., 3/15/35	466,000	455,314
Ashland LLC, 6.875% Sr. Unsec. Nts., 5/15/43	685,000	743,225

54 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Chemicals (Continued)
CF Industries, Inc.:
4.50% Sr. Sec. Nts., 12/1/26[1]		$2,272,000	$2,308,128
4.95% Sr. Unsec. Nts., 6/1/43		1,420,000	1,244,275
5.15% Sr. Unsec. Nts., 3/15/34		640,000	612,000
Chemours Co. (The):
5.375% Sr. Unsec. Nts., 5/15/27		685,000	688,425
6.625% Sr. Unsec. Nts., 5/15/23		1,220,000	1,285,575
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25% Sec. Nts., 6/15/23[1]		500,000	534,225
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20		5,065,000	4,748,437
10.375% Sr. Sec. Nts., 2/1/22[1]		1,995,000	1,940,137
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[1]		2,445,000	2,380,819
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]		1,445,000	1,479,969
Kraton Polymers LLC/Kraton Polymers Capital Corp.:
7.00% Sr. Unsec. Nts., 4/15/25[1]		720,000	748,800
10.50% Sr. Unsec. Nts., 4/15/23[1]		490,000	546,350
NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[1]		715,000	687,294
5.25% Sr. Unsec. Nts., 8/1/23[1]		635,000	641,350
Olin Corp.:
5.00% Sr. Unsec. Nts., 2/1/30		630,000	604,013
5.125% Sr. Unsec. Nts., 9/15/27		675,000	667,406
ONGC Videsh Ltd., 2.75% Sr. Unsec. Nts., 7/15/21	EUR	3,140,000	4,104,729
Petkim Petrokimya Holding AS, 5.875% Sr. Unsec. Nts., 1/26/23[1]		2,235,000	2,194,401
Platform Specialty Products Corp.:
5.875% Sr. Unsec. Nts., 12/1/25[1]		1,820,000	1,781,325
6.50% Sr. Unsec. Nts., 2/1/22[1]		1,135,000	1,156,281
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23		2,156,000	2,220,680
PQ Corp., 5.75% Sr. Unsec. Nts., 12/15/25[1]		710,000	704,675
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]		2,250,000	2,385,000
RPM International, Inc.:
3.75% Sr. Unsec. Nts., 3/15/27		649,000	633,041
4.25% Sr. Unsec. Nts., 1/15/48		590,000	559,073
Sherwin-Williams Co. (The), 3.95% Sr. Unsec. Nts., 1/15/26		1,287,000	1,309,869
Tronox Finance plc, 5.75% Sr. Unsec. Nts., 10/1/25[1]		1,420,000	1,384,500
Tronox, Inc., 6.50% Sr. Unsec. Nts., 4/15/26[1,5]		1,400,000	1,403,500
Valvoline, Inc., 4.375% Sr. Unsec. Nts., 8/15/25		1,125,000	1,094,063
Venator Finance Sarl/Venator Materials LLC, 5.75% Sr. Unsec. Nts., 7/15/25[1]		2,140,000	2,145,350
Yingde Gases Investment Ltd., 6.25% Sr. Unsec. Nts., 1/19/23[1]		4,225,000	4,165,923
			50,450,227

Construction Materials—0.3%
CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[1]		2,630,000	2,520,855

55 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Construction Materials (Continued)
James Hardie International Finance DAC:
4.75% Sr. Unsec. Nts., 1/15/25[1]	$1,778,000	$1,751,330
5.00% Sr. Unsec. Nts., 1/15/28[1]	360,000	351,000
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]	554,000	528,912
St. Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[1]	1,245,000	1,287,019
Summit Materials LLC/Summit Materials Finance Corp., 5.125% Sr. Unsec. Nts., 6/1/25[1]	715,000	695,337
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24	1,990,000	2,074,575
Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27	1,835,000	1,807,842
		11,016,870

Containers & Packaging—0.8%
ARD Securities Finance Sarl, 8.75% Sr. Sec. Nts., 1/31/23[1,10]	2,115,000	2,220,750
BWAY Holding Co., 7.25% Sr. Unsec. Nts., 4/15/25[1]	705,000	720,862
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]	3,040,000	3,062,800
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	2,010,000	1,999,950
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75% Sr. Unsec. Nts., 2/1/26[1]	705,000	683,850
Graphic Packaging International LLC, 4.125% Sr. Unsec. Nts., 8/15/24	655,000	646,813
International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	1,011,000	1,018,295
Klabin Finance SA, 4.875% Sr. Unsec. Nts., 9/19/27[1]	2,670,000	2,573,213
OI European Group BV, 4.00% Sr. Unsec. Nts., 3/15/23[1]	1,420,000	1,356,100
Owens-Brockway Glass Container, Inc., 5.00% Sr. Unsec. Nts., 1/15/22[1]	1,360,000	1,378,292
Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	1,991,000	2,079,455
Plastipak Holdings, Inc., 6.25% Sr. Unsec. Nts., 10/15/25[1]	2,135,000	2,140,338
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	2,185,000	2,208,926
7.00% Sr. Unsec. Nts., 7/15/24[1]	3,175,000	3,329,781
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	1,615,000	1,637,206
5.125% Sr. Unsec. Nts., 12/1/24[1]	1,915,000	1,957,896
6.875% Sr. Unsec. Nts., 7/15/33[1]	705,000	786,075
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	2,105,000	2,052,375
WestRock Co., 4.00% Sr. Unsec. Nts., 3/15/28[1]	1,169,000	1,171,261
		33,024,238

Metals & Mining—1.5%
ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24	2,735,000	2,781,358
AK Steel Corp.:
6.375% Sr. Unsec. Nts., 10/15/25	3,075,000	2,913,562
7.00% Sr. Unsec. Nts., 3/15/27	965,000	948,112
Alcoa Nederland Holding BV:
6.75% Sr. Unsec. Nts., 9/30/24[1]	710,000	763,250
7.00% Sr. Unsec. Nts., 9/30/26[1]	690,000	746,925

56 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Metals & Mining (Continued)
Aleris International, Inc.:
7.875% Sr. Unsec. Nts., 11/1/20	$2,500,000	$2,475,000
9.50% Sr. Sec. Nts., 4/1/21[1]	1,440,000	1,503,000
Allegheny Technologies, Inc., 7.875% Sr. Unsec. Nts., 8/15/23	1,425,000	1,555,031
Anglo American Capital plc, 3.625% Sr. Unsec. Nts., 9/11/24[1]	598,000	576,492
ArcelorMittal:
6.125% Sr. Unsec. Nts., 6/1/25	2,095,000	2,288,787
7.00% Sr. Unsec. Nts., 3/1/41	680,000	793,900
7.25% Sr. Unsec. Nts., 10/15/39	990,000	1,175,625
Coeur Mining, Inc., 5.875% Sr. Unsec. Nts., 6/1/24	2,145,000	2,142,319
Constellium NV, 6.625% Sr. Unsec. Nts., 3/1/25[1]	1,445,000	1,466,675
CSN Resources SA:
6.50% Sr. Unsec. Nts., 7/21/20[1]	341,000	332,373
7.625% Sr. Unsec. Nts., 2/13/23[1]	2,185,000	2,051,169
Eldorado Gold Corp., 6.125% Sr. Unsec. Nts., 12/15/20[1]	2,060,000	1,962,150
Ferroglobe plc/Globe Specialty Metals, Inc., 9.375% Sr. Unsec. Nts., 3/1/22[1]	1,685,000	1,756,612
First Quantum Minerals Ltd.:
6.50% Sr. Unsec. Nts., 3/1/24[1]	700,000	665,000
6.875% Sr. Unsec. Nts., 3/1/26[1]	700,000	666,750
7.25% Sr. Unsec. Nts., 4/1/23[1]	2,160,000	2,133,000
Freeport-McMoRan, Inc.:
3.10% Sr. Unsec. Nts., 3/15/20	630,000	625,306
4.55% Sr. Unsec. Nts., 11/14/24	1,420,000	1,402,250
5.40% Sr. Unsec. Nts., 11/14/34	1,750,000	1,671,757
5.45% Sr. Unsec. Nts., 3/15/43	620,000	573,314
Glencore Funding LLC, 3.125% Sr. Unsec. Nts., 4/29/19[1]	1,366,000	1,367,434
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	669,000	746,800
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	1,455,000	1,544,119
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19	2,645,000	2,663,198
Kinross Gold Corp., 4.50% Sr. Unsec. Nts., 7/15/27[1]	1,010,000	991,618
Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[1]	575,000	595,686
Metinvest BV, 9.373% Sr. Sec. Nts., 12/31/21[10]	1,289,024	1,355,177
Mountain Province Diamonds, Inc., 8.00% Sec. Nts., 12/15/22[1]	635,000	636,588
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125% Sec. Nts., 11/1/22[1]	1,725,000	1,763,813
Polyus Finance plc, 4.70% Sr. Unsec. Nts., 1/29/24[1]	2,618,000	2,585,267
Southern Copper Corp., 7.50% Sr. Unsec. Nts., 7/27/35	2,520,000	3,268,868
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]	890,000	921,150
Teck Resources Ltd.:
5.20% Sr. Unsec. Nts., 3/1/42	3,570,000	3,355,800
6.125% Sr. Unsec. Nts., 10/1/35	1,510,000	1,608,150
United States Steel Corp., 6.875% Sr. Unsec. Nts., 8/15/25	1,425,000	1,471,313
Vedanta Resources plc, 6.375% Sr. Unsec. Nts., 7/30/22[1]	1,330,000	1,357,930
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[6]	1,420,000	1,565,550
		63,768,178

57 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Paper & Forest Products—0.2%
Clearwater Paper Corp., 5.375% Sr. Unsec. Nts., 2/1/25[1]	$2,835,000	$2,707,425
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/231	443,000	451,826
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	2,184,000	2,194,920
Mercer International, Inc.:
5.50% Sr. Unsec. Nts., 1/15/26[1]	655,000	651,725
6.50% Sr. Unsec. Nts., 2/1/24	635,000	666,750
7.75% Sr. Unsec. Nts., 12/1/22	358,000	380,823
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[1]	2,840,000	2,989,384
		10,042,853

Telecommunication Services—2.3%
Diversified Telecommunication Services—1.4%
AT&T, Inc.:
3.40% Sr. Unsec. Nts., 8/14/24	1,018,000	1,024,082
4.35% Sr. Unsec. Nts., 6/15/45	1,120,000	1,025,668
5.15% Sr. Unsec. Nts., 2/14/50	747,000	756,154
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]	1,910,000	1,948,200
British Telecommunications plc, 9.125% Sr. Unsec. Nts., 12/15/30	2,012,000	2,943,893
CB Escrow Corp., 8.00% Sr. Unsec. Nts., 10/15/25[1]	710,000	664,737
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	2,150,000	1,951,125
Series Q, 6.15% Sr. Unsec. Nts., 9/15/19	635,000	654,050
Series S, 6.45% Sr. Unsec. Nts., 6/15/21	2,900,000	2,972,500
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	3,515,000	3,550,150
Cincinnati Bell Telephone Co. LLC, 6.30% Sr. Unsec. Nts., 12/1/28	1,420,000	1,384,500
Frontier Communications Corp.:
8.50% Sec. Nts., 4/1/26[1]	2,100,000	2,042,250
8.75% Sr. Unsec. Nts., 4/15/22	1,565,000	1,220,700
10.50% Sr. Unsec. Nts., 9/15/22	4,535,000	3,815,432
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23	475,000	385,937
7.25% Sr. Unsec. Nts., 10/15/20	1,305,000	1,213,650
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	1,385,000	768,675
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26	3,490,000	3,298,050
5.625% Sr. Unsec. Nts., 2/1/23	1,325,000	1,329,571
Qwest Capital Funding, Inc., 7.75% Sr. Unsec. Nts., 2/15/31	720,000	651,600
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	2,155,000	2,049,121
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	1,787,000	1,787,745
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	846,000	1,074,905
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	2,165,000	2,159,588
4.50% Sr. Unsec. Nts., 2/1/26	625,000	600,781
4.75% Sr. Unsec. Nts., 2/1/28	650,000	625,625
5.125% Sr. Unsec. Nts., 4/15/25	2,165,000	2,181,238
5.375% Sr. Unsec. Nts., 4/15/27	1,080,000	1,093,500

58 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
T-Mobile USA, Inc.: (Continued)
6.00% Sr. Unsec. Nts., 4/15/24	$2,925,000	$3,053,992
6.50% Sr. Unsec. Nts., 1/15/26	2,201,000	2,344,065
Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	1,129,000	1,018,318
5.15% Sr. Unsec. Nts., 9/15/23	565,000	610,075
Windstream Services LLC/Windstream Finance Corp.:
8.625% Sr. Sec. Nts., 10/31/25	2,039,000	1,896,270
8.75% Sr. Unsec. Nts., 12/15/24	801,000	478,598
Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[1]	715,000	699,806
6.00% Sr. Unsec. Nts., 4/1/23	3,920,000	4,047,400
		59,321,951

Wireless Telecommunication Services—0.9%
C&W Senior Financing DAC, 6.875% Sr. Unsec. Nts., 9/15/27[1]	1,580,000	1,580,000
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[1]	1,075,000	929,875
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5.00% Sr. Unsec. Nts., 8/1/21[1]	4,385,000	4,448,890
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28	2,805,479	2,626,630
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	5,555,000	5,464,731
7.00% Sr. Unsec. Nts., 3/1/20[1]	2,100,000	2,210,250
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24	7,085,000	6,925,588
7.625% Sr. Unsec. Nts., 3/1/26	2,100,000	2,055,375
7.875% Sr. Unsec. Nts., 9/15/23	5,445,000	5,574,319
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[6]	2,380,000	2,445,450
VEON Holdings BV, 4.95% Sr. Unsec. Nts., 6/16/24[1]	2,520,000	2,486,912
Wind Tre SpA, 5.00% Sr. Sec. Nts., 1/20/26	2,130,000	1,820,596
		38,568,616

Utilities—1.9%
Electric Utilities—1.0%
AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[1]	995,000	1,014,740
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[1]	1,145,000	1,155,019
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26	1,021,000	972,919
Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	1,217,000	1,147,049
3.75% Sr. Unsec. Nts., 9/1/46	1,070,000	972,356
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	1,602,000	1,559,032
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	1,640,000	1,616,924
Enel Finance International NV, 3.625% Sr. Unsec. Nts., 5/25/27[1]	1,254,000	1,195,812
Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	768,000	793,237
Eskom Holdings SOC Ltd., 6.75% Sr. Unsec. Nts., 8/6/23[1]	9,120,000	9,250,279
Exelon Corp.:
2.45% Sr. Unsec. Nts., 4/15/21	1,119,000	1,094,243

59 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electric Utilities (Continued)
Exelon Corp.: (Continued)
4.45% Sr. Unsec. Nts., 4/15/46	$623,000	$636,908
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	602,000	640,410
Intelsat Jackson Holdings SA:
8.00% Sr. Sec. Nts., 2/15/24[1]	1,335,000	1,406,756
9.75% Sr. Unsec. Nts., 7/15/25[1]	2,140,000	2,003,575
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	560,000	634,590
NextEra Energy Capital Holdings, Inc., 4.80% [US0003M+240.9] Jr. Sub. Nts., 12/1/77[2]	1,703,000	1,647,010
NextEra Energy Operating Partners LP:
4.25% Sr. Unsec. Nts., 9/15/24[1]	916,000	890,810
4.50% Sr. Unsec. Nts., 9/15/27[1]	710,000	671,837
PPL Capital Funding, Inc., 4.967% [US0003M+266.5] Jr. Sub. Nts., 3/30/67[2]	937,000	935,829
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	2,206,000	2,313,779
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	1,570,000	1,579,895
Rockpoint Gas Storage Canada Ltd., 7.00% Sr. Sec. Nts., 3/31/23[1]	940,000	943,525
Southern California Edison Co., 6.25% [US0003M+419.9] Jr. Sub. Perpetual Bonds[2,11]	1,585,000	1,688,025
Southern Co. Gas Capital Corp., 4.40% Sr. Unsec. Nts., 5/30/47	789,000	801,328
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	2,388,000	2,346,941
		39,912,828

Gas Utilities—0.1%
Ferrellgas LP/Ferrellgas Finance Corp.:
6.50% Sr. Unsec. Nts., 5/1/21	796,000	766,150
6.75% Sr. Unsec. Nts., 6/15/23	1,755,000	1,605,825
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27	1,800,000	1,714,500
		4,086,475

Independent Power and Renewable Electricity Producers—0.5%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[1]	1,380,000	1,480,271
AES Corp.:
4.00% Sr. Unsec. Nts., 3/15/21	700,000	704,375
6.00% Sr. Unsec. Nts., 5/15/26	1,220,000	1,290,150
Azure Power Energy Ltd., 5.50% Sr. Sec. Nts., 11/3/22[1]	1,065,000	1,043,434
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	2,575,000	2,494,531
5.75% Sr. Unsec. Nts., 1/15/25	3,565,000	3,270,887
Dynegy, Inc.:
8.00% Sr. Unsec. Nts., 1/15/25[1]	1,760,000	1,922,800

60 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Independent Power and Renewable Electricity Producers (Continued)
Dynegy, Inc.: (Continued)
8.125% Sr. Unsec. Nts., 1/30/26[1]	$1,345,000	$1,489,588
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28	1,334,783	1,341,457
NRG Energy, Inc.:
5.75% Sr. Unsec. Nts., 1/15/28[1]	640,000	627,200
6.625% Sr. Unsec. Nts., 1/15/27	1,780,000	1,828,950
7.25% Sr. Unsec. Nts., 5/15/26	2,510,000	2,673,150
Talen Energy Supply LLC, 4.60% Sr. Unsec. Nts., 12/15/21	1,420,000	1,235,400
		21,402,193

Multi-Utilities—0.3%
AssuredPartners, Inc., 7.00% Sr. Unsec. Nts., 8/15/25[1]	893,000	884,070
Black Hills Corp., 2.50% Sr. Unsec. Nts., 1/11/19	1,235,000	1,234,299
Dominion Energy, Inc., 4.90% Sr. Unsec. Nts., 8/1/41	861,000	927,666
InterGen NV, 7.00% Sr. Sec. Nts., 6/30/23[1]	3,100,000	3,107,750
KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/27[1]	3,155,000	3,037,568
NGPL PipeCo LLC:
4.875% Sr. Unsec. Nts., 8/15/27[1]	1,070,000	1,057,962
7.768% Sr. Unsec. Nts., 12/15/37[1]	1,780,000	2,162,700
NiSource, Inc., 6.80% Sr. Unsec. Nts., 1/15/19	378,000	389,516
Virginia Electric & Power Co., 2.95% Sr. Unsec. Nts., 1/15/22	1,684,000	1,672,563
WEC Energy Group, Inc., 3.951% [US0003M+211.25] Jr. Sub.
Nts., 5/15/67[2]	23,000	22,540
		14,496,634

Water Utilities—0.0%
Aegea Finance Sarl, 5.75% Sr. Unsec. Nts., 10/10/24[1]	1,595,000	1,587,025
Total Corporate Bonds and Notes (Cost $1,856,623,651)		1,808,597,897

	Shares
Preferred Stocks—1.2%
Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	34,225	888,481
American Homes 4 Rent, 6.35% Cum., Non-Vtg.	11,290	280,105
American Homes 4 Rent, 6.50% Cum. Cv., Series D, Non-Vtg.	35,000	875,350
Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637][2]	160,025	4,351,080
Digital Realty Trust, Inc., 6.625% Cum., Series C, Non-Vtg.	10,657	289,124
Digital Realty Trust, Inc., 7.375% Cum., Non-Vtg.	66,375	1,744,999
eBay, Inc., 6.00% Cv.	66,625	1,754,902
Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg. [US0003M+371][2]	58,736	1,712,154
First Republic Bank, 7.00% Non-Cum.	68,325	1,790,115
GMAC Capital Trust I, 7.20% Jr. Sub., Non-Vtg. [US0003M+578.5][2]	100,775	2,618,135
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	128,525	3,447,041
Huntington Bancshares, Inc., 6.25% Non-Cum., Non-Vtg.	64,625	1,761,031
KeyCorp, 6.125% Non-Cum., Non-Vtg. [US0003M+389.2][2]	137,750	3,887,305

61 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Preferred Stocks (Continued)
Morgan Stanley, 5.85% Non-Cum., Non-Vtg. [US0003M+349.1][2]	92,000	$2,400,280
Morgan Stanley, 6.375% Non-Cum., Non-Vtg. [US0003M+370.8][2]	128,750	3,491,700
Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	34,075	911,506
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg. [US0003M+406.7][2]	128,375	3,603,486
Prudential Financial, Inc., 5.75% Jr. Sub.	28,600	720,148
Qwest Corp., 7.00% Sr. Unsec.	80,505	1,925,680
Senior Housing Properties Trust, 5.625% Sr. Unsec.	37,850	943,979
Senior Housing Properties Trust, 6.25% Sr. Unsec., Non-Vtg.	16,613	428,449
State Street Corp., 6.00% Non-Cum., Non-Vtg.	100,800	2,651,040
US Bancorp, 6.50% Non-Cum., Non-Vtg. [US0003M+446.8][2]	150,150	4,193,690
Ventas Realty LP/Ventas Capital Corp., 5.45% Sr. Unsec.	69,550	1,734,577
Wells Fargo & Co., 6.625% Non-Cum Non-Vtg. [US0003M+369][2]	68,600	1,915,998
Total Preferred Stocks (Cost $50,720,630)		50,320,355

Common Stocks—0.1%
Arco Capital Corp. Ltd.[1,7,12,15]	2,494,716	—
Carrizo Oil & Gas, Inc.[15]	23,953	383,248
Enterprise Products Partners LP16	18,337	448,890
JSC Astana Finance, GDR[6,7,15]	1,681,847	—
Kinross Gold Corp.[15]	141,089	557,301
Parsley Energy, Inc., Cl. A15	24,793	718,749
Premier Holdings Ltd.[7,15]	1,088,661	—
Quicksilver Resources, Inc.[7,15]	12,760,000	240,577
Sabine Oil[15]	2,464	120,120
Targa Resources Corp.	7,125	313,906
Valeant Pharmaceuticals International, Inc.[15]	36,852	586,684
WPX Energy, Inc.[15]	32,540	480,941
Total Common Stocks (Cost $17,413,409)		3,850,416

	Units
Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Strike Price $1, Exp. 11/10/227,15	25,422	390,609
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[15]	7,816	50,804
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[15]	1,392	7,656
Total Rights, Warrants and Certificates (Cost $1,590,968)		449,069

	Principal Amount
Structured Securities—0.3%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003%, 4/30/25[1,17]	$2,696,545	1,227,611
3.054%, 4/30/25[1,17]	3,435,813	1,564,165
3.098%, 4/30/25[1,17]	2,966,275	1,350,406
3.131%, 4/30/25[1,17]	2,651,475	1,207,093
3.179%, 4/30/25[1,17]	3,301,301	1,502,928
3.231%, 4/30/25[1,17]	3,767,935	1,715,365
3.265%, 4/30/25[1,17]	3,010,139	1,370,376

62 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Structured Securities (Continued)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds: (Continued) 3.346%, 4/30/25[1,17]		$2,829,402	$1,288,095
LB Peru Trust II Certificates, Series 1998-A, 99.999%, 2/28/16[7,9,17]		115,443	—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.00%, 8/22/34	RUB	93,876,411	735,170
Total Structured Securities (Cost $23,560,516)			11,961,209

Short-Term Notes—1.2%
Arab Republic of Egypt Treasury Bills:
16.013%, 3/5/19[17]	EGP	100,000,000	4,919,138
18.376%, 8/14/18[17]	EGP	219,500,000	11,694,805
Argentine Republic Treasury Bills, 25.008%, 4/18/18[17]	ARS	700,000,000	34,442,135
Total Short-Term Notes (Cost $51,921,352)			51,056,078

					Notional
	Counter-		Exercise	Expiration	Amount		Contracts
	party		Price	Date	(000’s)		(000’s)
Over-the-Counter Options Purchased—0.1%

BRL Currency
Call[15]	JPM	BRL	3.197	5/3/18	BRL	319,650	BRL	236,541	153,752

CAD Currency
Call[15]	TDB	CAD	1.268	6/11/18	CAD	190,200	CAD	66,570	382,578

IDR Currency
Call[15]	GSCO-OT	IDR	13500.000	2/1/19	IDR	2,704,725,000	IDR	999,000,000	999,000

INR Currency
Call[15]	GSCO-OT	INR	64.800	7/3/18	INR	6,480,000	INR	2,324,500	162,715

JPY Currency
Put[15]	GSCO-OT	JPY	108.610	3/21/19	JPY	21,722,000	JPY	7,820,000	1,063,520
KRW
Currency
Call[15]	GSCO-OT	KRW	1008.300	3/4/19	KRW	151,245,000	KRW	54,289,500	868,632
MXN
Currency
Call[15]	GSCO-OT	MXN	18.100	2/15/19	MXN	3,991,050	MXN	1,339,400	1,822,923

SX5E Index
Put[15]	JPM	EUR	3407.650	6/15/18	EUR	88,808	EUR	21	—
Total Over-the-Counter Options Purchased (Cost $7,645,187)									5,453,120

63 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased—0.3%
Interest
Rate Swap			Three-
Maturing			Month USD
2/23/53[15]	BAC	Receive	BBA LIBOR	3.030%	2/21/23	USD	74,000	$6,606,106
Interest
Rate Swap			Three-
Maturing			Month USD
2/26/25[15]	JPM	Pay	BBA LIBOR	2.501	2/24/20	USD	179,370	2,134,654
Interest
Rate Swap			Three-
Maturing			Month USD
3/18/21[15]	BOA	Pay	BBA LIBOR	2.860	3/14/19	USD	247,520	1,371,028
Interest			Three-
Rate Swap			Month
Maturing			USD-BBA-
3/2/25[15]	JPM	Pay	LIBOR	2.490	2/27/20	USD	89,740	1,109,911
Interest
Rate Swap			Six-Month
Maturing			EUR
6/29/48[15]	BAC	Receive	EURIBOR	1.500	6/27/18	EUR	12,250	273,135
Total Over-the-Counter Interest Rate Swaptions Purchased
(Cost $11,762,603)								11,494,834

	Shares
Investment Companies—21.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.58%[18,19]	164,288,763	164,288,763
Oppenheimer Master Event-Linked Bond Fund, LLC[18]	5,415,029	83,326,827
Oppenheimer Master Loan Fund, LLC[18]	34,511,051	590,264,317
Oppenheimer Ultra-Short Duration Fund, Cl. Y18	9,053,173	45,175,334
Total Investment Companies (Cost $890,121,406)		883,055,241
Total Investments, at Value (Cost $4,580,226,408)	107.9%	4,525,990,362
Net Other Assets (Liabilities)	(7.9)	(330,068,309)
Net Assets	100.0%	$4,195,922,053

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,169,939,711 or 27.88% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $11,235,735 or 0.27% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

64 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments (Continued)

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

6. Restricted security. The aggregate value of restricted securities at period end was $25,493,769, which represents 0.61% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22	11/8/10 – 11/10/17	$3,568,793	$3,774,415	$205,622
American Greetings Corp., 7.875% Sr. Unsec. Nts., 2/15/25	2/2/17	2,894,745	2,926,125	31,380
Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22	4/14/14 – 12/30/14	2,992,875	3,045,150	52,275
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997- CTL1, Cl. IO, 0.00%, 6/22/24	4/21/97	98,977	1,799	(97,178)
Concordia International Corp., 7.00% Sr. Unsec. Nts., 4/15/23	4/13/15	1,745,000	126,512	(1,618,488)
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26	5/2/17	662,378	650,000	(12,378)
Diamond Resorts International, Inc., 10.75% Sr. Unsec. Nts., 9/1/24	1/13/17	1,505,000	1,642,331	137,331
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20	1/27/14 – 9/18/14	2,471,877	2,496,900	25,023
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	1,842,086	106,284	(1,735,802)
JSC Astana Finance, GDR	6/5/15	—	—	—
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	4/17/14	1,343,088	1,342,250	(838)
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23	1/25/16 – 1/27/16	2,579,331	2,800,440	221,109
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25	8/9/17	710,000	741,950	31,950
Trilogy International Partners LLC/ Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22	4/21/17	2,368,243	2,445,450	77,207
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22	11/3/14	1,784,577	1,828,613	44,036
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23	12/8/16	1,533,282	1,565,550	32,268
		$28,100,252	$25,493,769	$(2,606,483)

7. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

8. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

9. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

65 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

10. Interest or dividend is paid-in-kind, when applicable.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

12. Security received as the result of issuer reorganization.

13. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

14. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

15. Non-income producing security.

16. Security is a Master Limited Partnership.

17. Zero coupon bond reflects effective yield on the original acquisition date.

18. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2017	Gross Additions		Gross Reductions		Shares March 31, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	86,779,823	703,704,026		626,195,086		164,288,763
Oppenheimer Master Event-Linked Bond Fund, LLC	6,320,389	4,842		910,202		5,415,029
Oppenheimer Master Loan Fund, LLC	38,995,828	3,342		4,488,119		34,511,051
Oppenheimer Ultra-Short Duration Fund, Cl. Y	37,732,519	18,847,800		47,527,146		9,053,173

	Value	Income		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$164,288,763	$542,606		$—		$—
Oppenheimer Master Event-Linked Bond Fund, LLC	83,326,827	3,362,877	[a]	(1,255,033)	[a]	(798,572)	[a]
Oppenheimer Master Loan Fund, LLC	590,264,317	19,195,665	[b]	(2,224,766)	[b]	4,000,083	[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	45,175,334	1,427,063		(356,318)		(180,367)
Total	$883,055,241	$24,528,211		$(3,836,117)		$3,021,144

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

19. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$3,238,704,086	71.6%
India	118,643,236	2.6
Brazil	103,346,419	2.3
Argentina	103,225,423	2.3
Indonesia	89,422,240	2.0

66 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Geographic Holdings (Continued)	Value	Percent
South Africa	$74,866,460	1.7%
Russia	70,482,187	1.6
Canada	58,242,125	1.3
United Kingdom	43,572,434	1.0
Mexico	37,937,993	0.8
Peru	35,354,781	0.8
Turkey	35,138,926	0.8
Ukraine	31,688,885	0.7
Egypt	30,664,054	0.7
Colombia	29,452,802	0.7
Netherlands	26,052,499	0.6
Luxembourg	24,205,389	0.5
Chile	22,256,605	0.5
Portugal	19,329,957	0.4
Greece	18,349,665	0.4
Poland	16,029,487	0.4
Switzerland	15,969,928	0.4
Kazakhstan	15,687,055	0.3
Italy	14,719,942	0.3
Australia	13,702,582	0.3
Ivory Coast	13,678,813	0.3
Sri Lanka	12,089,387	0.3
France	11,732,939	0.3
Thailand	11,429,797	0.3
China	10,701,113	0.2
Ireland	10,620,655	0.2
Nigeria	9,960,221	0.2
Ecuador	9,714,072	0.2
Hungary	9,705,762	0.2
Malaysia	9,531,071	0.2
Dominican Republic	9,460,933	0.2
Spain	9,453,328	0.2
Uruguay	8,779,508	0.2
Germany	6,791,954	0.1
Bermuda	5,959,986	0.1
Israel	5,682,130	0.1
New Zealand	5,538,707	0.1
United Arab Emirates	5,287,211	0.1
Serbia	5,199,858	0.1
Belgium	5,177,656	0.1
Senegal	5,171,947	0.1
Jamaica	5,160,194	0.1
Singapore	5,108,607	0.1
Croatia	4,913,760	0.1
Mongolia	4,778,959	0.1
Gabon	4,682,999	0.1
Romania	4,252,779	0.1
Iraq	4,014,393	0.1
Hong Kong	3,307,414	0.1
Cayman Islands	3,137,225	0.1

67 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Bahamas	$2,796,737	0.1%
Honduras	2,737,478	0.1
Morocco	2,612,004	0.1
Panama	1,650,696	0.0
Mauritius	1,406,885	0.0
Belarus	1,385,659	0.0
Zambia	1,331,750	0.0
Guernsey	1,099,528	0.0
Japan	1,063,520	0.0
South Korea	868,632	0.0
Macau	695,800	0.0
Eurozone	273,135	0.0

Total	$4,525,990,362	100.0%

Forward Currency Exchange Contracts as of March 31, 2018
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	06/2018	CLP	11,731,000	USD	19,253	$167,754	$—
BAC	06/2018	COP	54,101,000	USD	18,943	367,569	—
BAC	04/2018	IDR	331,006,000	USD	23,720	367,156	—
BAC	06/2018	USD	18,280	COP	52,207,000	—	354,701
BAC	06/2018	USD	6,901	HUF	1,727,000	62,255	—
BAC	04/2018	USD	47,558	IDR	665,050,000	—	836,512
BAC	06/2018	USD	10,456	THB	325,300	25,783	—
BAC	06/2018	USD	65,425	ZAR	780,700	183,260	—
BNP	06/2018	ARS	212,900	USD	10,873	—	728,976
BOA	04/2018 - 05/2018	BRL	401,020	USD	120,666	806,749	78,591
BOA	06/2018	IDR	486,913,000	USD	35,050	208,883	—
BOA	06/2018	RUB	404,000	USD	7,114	—	114,864
BOA	04/2018 - 05/2018	USD	143,212	BRL	476,590	—	1,017,097
BOA	06/2018	USD	44,232	IDR	614,466,000	—	263,602
BOA	06/2018	USD	80,727	INR	5,314,000	—	208,644
BOA	06/2018	USD	16,063	PLN	54,540	106,237	—
CITNA-B	10/2018	UAH	225,000	USD	7,860	6,443	—
CITNA-B	06/2018	USD	40,665	CLP	24,477,000	142,520	—
CITNA-B	06/2018	USD	18,815	COP	54,083,000	—	489,321
CITNA-B	06/2018	USD	21,078	PEN	68,820	—	201,718
CITNA-B	06/2018	USD	22,233	TRY	88,420	339,270	—
DEU	08/2018	EUR	2,640	USD	3,295	—	8,626
DEU	08/2018	USD	7,160	EUR	5,735	20,309	—
GSCO-OT	08/2018	EUR	1,615	USD	2,023	—	12,870
GSCO-OT	03/2019	JPY	3,430,000	USD	33,200	—	78,172
GSCO-OT	04/2018	USD	24,120	KRW	26,064,100	—	369,075
GSCO-OT	06/2018	USD	8,777	MYR	34,350	—	110,815
HSBC	08/2018	USD	4,204	EUR	3,355	27,788	—
JPM	04/2018	BRL	300,670	USD	91,141	407,900	477,246
JPM	04/2018	IDR	334,044,000	USD	24,161	147,185	—
JPM	06/2018 - 06/2018	RUB	2,272,660	USD	39,623	—	290,394
JPM	10/2018	UAH	112,400	USD	3,934	—	3,652
JPM	04/2018	USD	91,820	BRL	300,670	952,369	204,490

68 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
JPM	06/2018	USD	17,191	IDR	238,443,000	$—	$75,065
JPM	06/2018	USD	21,184	INR	1,399,000	—	123,574
JPM	06/2018	USD	10,882	MXN	205,000	—	256,384
JPM	06/2018 - 06/2018	USD	80,096	RUB	4,601,160	486,403	—
TDB	08/2018	USD	68,823	EUR	55,250	134,446	92,941
Total Unrealized Appreciation and Depreciation						$4,960,279	$6,397,330

Futures Contracts as of March 31, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)		Value	Unrealized Appreciation/ (Depreciation)
Euro-OAT	Sell	6/7/18	177	EUR	33,010	$33,668,101	$(657,936)
United States Treasury Long Bonds	Buy	6/20/18	65	USD	9,496	9,530,625	34,905
United States Treasury Long Bonds	Sell	6/20/18	315	USD	45,147	46,186,875	(1,039,593)
United States Treasury Nts., 10 yr.	Sell	6/20/18	806	USD	96,945	97,639,344	(694,122)
United States Treasury Nts., 10 yr.	Buy	6/20/18	462	USD	55,368	55,966,969	598,906
United States Treasury Nts., 2 yr.	Buy	6/29/18	202	USD	42,916	42,947,094	31,124
United States Treasury Nts., 2 yr.	Sell	6/29/18	1,883	USD	400,199	400,343,455	(144,355)
United States Treasury Nts., 5 yr.	Buy	6/29/18	84	USD	9,582	9,614,719	32,509
United States Ultra Bonds	Buy	6/20/18	708	USD	110,001	113,611,875	3,610,854
							$1,772,292

Over-the-Counter Options Written at March 31, 2018
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts (000’s)		Notional Amount (000’s)	Premiums Received	Value
BRL Currency Put	CITNA-B	BRL 3.315	8/30/18	BRL	(238,000)	BRL 331,450	$2,340,866	$(2,596,342)
BRL Currency Call	CITNA-B	BRL 3.246	8/30/18	BRL	(116,550)	BRL 162,300	825,293	(637,645)
BRL Currency Call	GSCO-OT	BRL 3.256	2/22/19	BRL	(77,079)	BRL 214,863	826,924	(701,494)
BRL Currency Put	GSCO-OT	BRL 3.373	2/22/19	BRL	(160,908)	BRL 448,543	2,556,440	(2,490,367)

69 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts (000’s)		Notional Amount (000’s)		Premiums Received	Value
BRL Currency Call	JPM	BRL	3.066	5/3/18	BRL	(226,884)	BRL	306,600	$317,386	$(18,378)
BRL Currency Call	JPM	BRL	3.200	6/15/18	BRL	(84,000)	BRL	120,000	216,300	(165,984)
BRL Currency Put	JPM	BRL	3.400	6/15/18	BRL	(178,500)	BRL	255,000	736,365	(639,387)
BRL Currency Put	JPM	BRL	3.400	5/3/18	BRL	(251,600)	BRL	340,000	761,978	(341,924)
CAD Currency Put	TDB	CAD	1.314	6/11/18	CAD	(68,985)	CAD	197,100	308,175	(317,538)
CAD Currency Call	TDB	CAD	1.233	6/11/18	CAD	(64,706)	CAD	184,875	149,625	(96,024)
COP Currency Put	CITNA-B	COP	2871.000	6/28/18	COP	(103,000,000)	COP	287,100,000	555,947	(618,000)
COP Currency Call	GSCO-OT	COP	2790.000	6/13/18	COP	(97,650,000)	COP	279,000,000	429,345	(781,200)
COP Currency Put	JPM	COP	2863.000	6/28/18	COP	(102,710,000)	COP	286,300,000	562,161	(616,260)
EUR Currency Call	BOA	USD	1.288	9/6/18	EUR	(87,500)	EUR	250,000	1,341,185	(801,500)
EUR Currency Call	CITNA-B	USD	1.263	6/14/18	EUR	(55,440)	EUR	126,237	540,696	(390,187)
EUR Currency Call	JPM	USD	1.313	2/22/19	EUR	(54,664)	EUR	76,190	1,161,008	(960,069)
EUR Currency Call	JPM	USD	1.262	5/18/18	EUR	(58,651)	EUR	79,258	634,180	(226,686)
EUR Currency Call	JPM	USD	1.247	5/31/18	EUR	(71,800)	EUR	100,000	725,000	(661,422)
HUF Currency Call	BOA	HUF	248.000	5/25/18	HUF	(8,897,000)	HUF	24,800,000	322,516	(195,734)
HUF Currency Put	GSCO-OT	HUF	254.100	6/7/18	HUF	(17,787,000)	HUF	38,115,000	697,620	(853,776)
IDR Currency Call	GSCO-OT	IDR	12700.000	2/1/19	IDR	(939,800,000)	IDR	2,544,445,000	361,416	—
IDR Currency Put	GSCO-OT	IDR	14000.000	5/3/18	IDR	(1,036,000,000)	IDR	2,804,900,000	1,529,284	(2,072,000)

70 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Options Written (Continued)

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts (000’s)		Notional Amount (000’s)		Premiums Received	Value
JPY Currency Put	GSCO-OT	JPY	107.150	6/14/18	JPY	(7,500,500)	JPY	10,715,000	$660,100	$(645,043)
JPY Currency Call	GSCO-OT	JPY	96.700	3/21/19	JPY	(6,769,000)	JPY	19,340,000	1,009,120	(961,198)
KRW Currency Put	GSCO-OT	KRW	1158.250	3/4/19	KRW	(62,363,000)	KRW	173,737,500	931,474	(685,993)
MXN Currency Put	GSCO-OT	MXN	21.975	2/15/19	MXN	(1,626,150)	MXN	4,845,488	1,784,288	(1,206,603)
NOK Currency Put	GSCO-OT	NOK	7.802	6/27/18	NOK	(559,750)	NOK	1,755,338	756,952	(1,318,211)
NOK Currency Put	JPM	NOK	7.851	6/14/18	NOK	(549,535)	NOK	785,050	739,900	(996,857)
PLN Currency Put	CITNA-B	PLN	3.445	5/25/18	PLN	(123,585)	PLN	344,500	378,468	(348,386)
PLN Currency Put	GSCO-OT	PLN	3.474	5/31/18	PLN	(187,046)	PLN	521,025	555,401	(407,385)
RUB Currency Put	JPM	RUB	57.850	5/31/18	RUB	(2,076,800)	RUB	5,785,000	481,775	(533,738)
RUB Currency Put	JPM	RUB	58.673	6/8/18	RUB	(2,053,538)	RUB	5,867,250	454,650	(414,814)
SEK Currency Put	GSCO-OT	SEK	8.182	5/18/18	SEK	(605,431)	SEK	818,150	774,706	(1,648,589)
SEK Currency Put	GSCO-OT	SEK	8.368	5/31/18	SEK	(600,800)	SEK	836,800	721,132	(764,217)
SEK Currency Put	GSCO-OT	SEK	8.433	6/29/18	SEK	(605,000)	SEK	1,686,600	713,761	(724,185)
Total Over-the-Counter Options Written									$27,861,437	$(26,837,136)

Centrally Cleared Credit Default Swaps at March 31, 2018
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Argentine Republic	Sell	5.000%	12/20/22	USD	1,500	$(153,107)	$159,696	$6,589
CDX.EM.29	Buy	1.000	6/20/23	USD	2,500	(49,278)	42,813	(6,465)
CDX.EM.29	Buy	1.000	6/20/23	USD	2,500	(49,778)	42,813	(6,965)
CDX.EM.29	Buy	1.000	6/20/23	USD	4,000	(71,844)	68,389	(3,455)
Federative Republic of Brazil	Buy	1.000	6/20/23	USD	2,500	(80,154)	73,191	(6,963)

71 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Credit Default Swaps (Continued)
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Federative Republic of Brazil	Buy	1.000%	6/20/23	USD	3,850	$(125,299)	$112,821	$(12,478)
Federative Republic of Brazil	Sell	1.000	6/20/22	USD	7,500	464,303	(88,817)	375,486
People’s Republic of China	Buy	1.000	6/20/23	USD	11,500	210,118	(207,602)	2,516
Petrobras Global Finance BV	Sell	1.000	12/20/20	USD	3,000	30,276	(4,578)	25,698
Petrobras Global Finance BV	Sell	1.000	12/20/20	USD	3,000	30,535	(4,578)	25,957
Republic of Colombia	Buy	1.000	6/20/23	USD	2,000	(7,404)	5,010	(2,394)
Republic of Colombia	Buy	1.000	6/20/23	USD	11,000	(57,702)	27,557	(30,145)
Republic of Korea	Buy	1.000	6/20/23	USD	17,000	424,088	(402,373)	21,715
Republic of South Africa Gover	Buy	1.000	6/20/23	USD	4,000	(109,777)	94,395	(15,382)
Republic of South Africa Gover	Buy	1.000	6/20/23	USD	16,000	(439,106)	377,579	(61,527)
Republic of South Africa Gover	Buy	1.000	6/20/23	USD	2,500	(68,405)	58,997	(9,408)
Republic of Turkey	Buy	1.000	6/20/23	USD	2,500	(109,462)	107,392	(2,070)

Total Centrally Cleared Credit Default Swaps						$(161,996)	$462,705	$300,709

Over-the-Counter Credit Default Swaps at March 31, 2018
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Eskom Holdings Soc Ltd.	GSCOI	Sell	1.000%	12/20/22	USD	4,000	$333,095	$(431,298)	$(98,203)
Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD	3,545	280,477	16,070	296,547
Idbi Bank Ltd./difc Dubai	BAC	Sell	1.000	12/20/22	USD	3,000	97,262	(55,177)	42,085
Idbi Bank Ltd./difc Dubai	BNP	Sell	1.000	12/20/22	USD	3,000	90,526	(55,177)	35,349
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD	7,501	135,567	94,265	229,832
State Bank of India	BNP	Sell	1.000	9/20/19	USD	5,225	215,578	58,056	273,634

Total Over-the-Counter Credit Default Swaps							$1,152,505	$(373,261)	$779,244

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

72 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single
Name Corporate Debt	$5,225,000	$—	BBB-
Non-Investment Grade
Corporate Debt	16,000,000	—	BB+ to CCC+
Investment Grade
Sovereign Debt	7,501,000	—	BBB
Non-Investment Grade
Sovereign Debt	12,545,000	6,350,000	BB to B+

Total USD	$41,271,000	$6,350,000

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at March 31, 2018
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BAC	Receive	Three-Month USD BBA LIBOR	1.839%	8/24/22	USD	95,534	$—	$3,331,173	$3,331,173
BAC	Receive	Six-Month JPY BBA LIBOR	0.296	11/29/27	JPY	13,246,000	—	(792,459)	(792,459)
BAC	Receive	Six-Month EUR EURIBOR	1.123	3/8/28	EUR	5,775	—	(118,017)	(118,017)
BAC	Receive	Three-Month USD BBA LIBOR	2.805	2/14/28	USD	108,300	—	(478,096)	(478,096)
BAC	Receive	Three-Month USD BBA LIBOR	2.833	2/14/28	USD	108,300	—	(743,095)	(743,095)
CITNA-B	Pay	Six-Month HUF BUBOR	2.205	3/8/28	HUF	1,925,000	—	151,227	151,227
CITNA-B	Pay	Three-Month USD BBA LIBOR	2.701	2/14/28	USD	288,845	—	(1,370,900)	(1,370,900)
CITNA-B	Pay	BZDI	11.710	1/4/21	BRL	48,250	—	1,322,159	1,322,159
CITNA-B	Pay	MXN TIIE BANXICO	6.600	6/21/22	MXN	365,760	—	(599,349)	(599,349)
CITNA-B	Pay	Six-Month PLN WIBOR WIBO	2.990	11/17/27	PLN	15,230	—	77,341	77,341
DEU	Pay	Three-Month ZAR JIBAR SAFEX	7.675	2/21/22	ZAR	73,535	—	142,494	142,494
		MXN TIIE
DEU	Pay	BANXICO	7.380	2/18/22	MXN	507,300	—	(14,850)	(14,850)
GSCOI	Pay	Six-Month CHF BBA LIBOR	0.884	4/4/28	CHF	50,400	—	(31,710)	(31,710)
GSCOI	Pay	BZDI	8.815	1/4/21	BRL	54,165	—	339,732	339,732
GSCOI	Receive	Six-Month EUR EURIBOR	1.596	4/4/28	EUR	44,800	—	18,328	18,328

73 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
		Six-Month HUF
JPM	Pay	BUBOR	1.865%	1/24/28	HUF	974,265	$—	$(29,080)	$(29,080)
		Three-Month ZAR
JPM	Pay	JIBAR SAFEX	7.930	11/27/22	ZAR	45,000	—	126,803	126,803
		MXN TIIE
JPM	Receive	BANXICO	8.040	2/11/28	MXN	189,400	—	(274,822)	(274,822)
		MXN TIIE
JPM	Pay	BANXICO	7.895	2/21/20	MXN	717,500	—	199,099	199,099
SIB	Pay	BZDI	9.825	7/1/20	BRL	1,220,000	—	663,119	663,119

Total Centrally Cleared Interest Rate Swaps							$—	$1,919,097	$1,919,097

Over-the-Counter Interest Rate Swaps at March 31, 2018
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Pay	NSERO	6.700%	3/8/20	INR	7,520,625	$—	$26,942	$26,942
		Six-Month INR
BOA	Receive	FBIL MIBOR OIS Compound	6.705	3/8/23	INR	1,719,375	—	3,984	3,984
		Six-Month THB
BOA	Pay	THBFIX	2.200	3/20/22	THB	275,500	—	152,893	152,893
		Six-Month INR
		FBIL MIBOR OIS
BOA	Pay	Compound	6.330	1/31/22	INR	590,000	—	(63,513)	(63,513)
		Six-Month INR
BOA	Receive	FBIL MIBOR OIS Compound	6.620	3/20/23	INR	1,162,000	—	70,144	70,144
BOA	Pay	NSERO	6.623	3/20/20	INR	5,164,500	—	(34,496)	(34,496)
DEU	Pay	Three-Month KRW CD KSDA	1.480	4/20/18	KRW	303,370,000	6,250	69,570	75,820
GSCOI	Pay	Six-Month CLP TNA	3.620	2/8/23	CLP	4,677,500	—	4,871	4,871
		Three-Month
GSOI	Pay	COP IBR OIS Compound	5.530	1/17/19	COP	59,128,230	—	276,973	276,973
		CNYZ – CNREPOFIX
GSCOI	Receive	=CFXS	3.785	3/27/23	CNY	201,830	—	(79,506)	(79,506)
		Six-Month THB
JPM	Pay	THBFIX	2.603	3/24/27	THB	146,800	—	128,762	128,762
		Three-Month
		MYR KLIBOR
JPM	Receive	BNM	4.005	2/21/22	MYR	36,770	—	(54,241)	(54,241)
		Three-Month
		MYR KLIBOR
SCB	Pay	BNM	3.310	8/19/21	MYR	130,000	—	(567,024)	(567,024)

Total Over-the-Counter Interest Rate Swaps							$6,250	$(64,641)	$(58,391)

74 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Interest Rate Swaptions Written at March 31, 2018
Description	Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value

Interest Rate Swap Maturing 6/29/48	BAC	Pay	Six-Month EUR EURIBOR	1.650%	6/27/18	EUR	12,250	$82,427	$(84,412)
Interest Rate Swap Maturing 6/29/48	BAC	Receive	Six-Month EUR EURIBOR	1.400	6/27/18	EUR	12,250	121,905	(112,345)
Interest Rate Swap Maturing 2/23/28	BAC	Pay	Three-Month USD BBA LIBOR	3.269	2/21/23	USD	330,780	7,733,000	(6,708,963)
Interest Rate Swap Maturing 3/18/24	BOA	Receive	Three-Month USD BBA LBOR	2.850	3/14/19	USD	107,615	1,163,318	(1,481,131)

Total Over-the-Counter Interest Rate Swaptions Written								$9,100,650	$(8,386,851)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
SCB	Standard Chartered Bank
SIB	Banco Santander SA
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Renminbi
COP	Colombian Peso
EGP	Egyptian Pounds
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won

75 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian New Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thailand Baht
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
30YR CMT	30 Year Constant Maturity Treasury
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.EM.29	Markit CDX Emerging Markets Index
CNREPOFIX=CFXS	Repurchase Fixing Rates
EURIBOR	Euro Interbank Offered Rate
EUSA5	EUR Swap Annual 5 Year
FBIL	Financial Benchmarks India Private Ltd.
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
IBR	Indicador Bancario de Referencia
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
LIBOR01M	ICE LIBOR USD 1 Month
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR12	London Interbank Offered Rate-Monthly
MIBOR	Mumbai Interbank Offered Rate
NSERO	India Rupee Floating Rate
OAT	French Government Bonds
OIS	Overnight Index Swap
S&P	Standard & Poor’s
SX5E	The EURO STOXX 50 Inex
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

76 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Definitions (Continued)
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

See accompanying Notes to Consolidated Financial Statements.

77 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES March 31, 2018 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $3,690,105,002)	$3,642,935,121
Affiliated companies (cost $890,121,406)	883,055,241

4,525,990,362
Cash	55,847,716
Cash—foreign currencies (cost $7,145,722)	7,129,132
Cash used for collateral on futures	2,532,000
Cash used for collateral on OTC derivatives	26,560,000
Cash used for collateral on centrally cleared swaps	9,648,597
Cash used for collateral on forward roll transactions	516,000
Unrealized appreciation on forward currency exchange contracts	4,960,279
Swaps, at value (premiums received $637,872)	902,530
Centrally cleared swaps, at value (premiums paid $1,321,316)	7,542,128
Receivables and other assets:
Investments sold (including $93,648,065 sold on a when-issued or delayed delivery basis)	125,859,112
Interest, dividends and principal paydowns	42,729,159
Shares of beneficial interest sold	966,370
Variation margin receivable	827,813
Other	537,964

Total assets	4,812,549,162

Liabilities
Unrealized depreciation on forward currency exchange contracts	6,397,330
Options written, at value (premiums received $27,861,437)	26,837,136
Swaps, at value (premiums received $520,883)	1,340,432
Centrally cleared swaps, at value (premiums received $1,159,320)	5,160,326
Swaptions written, at value (premiums received $9,100,650)	8,386,851
Payables and other liabilities:
Investments purchased (including $555,371,823 purchased on a when-issued or delayed delivery basis)	559,981,233
Dividends	3,332,705
Shares of beneficial interest redeemed	3,241,132
Distribution and service plan fees	788,921
Trustees’ compensation	428,446
Variation margin payable	408,794
Shareholder communications	50,819
Other	272,984

Total liabilities	616,627,109

Net Assets	$4,195,922,053

78 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Composition of Net Assets
Par value of shares of beneficial interest	$1,081,017
Additional paid-in capital	5,153,236,293
Accumulated net investment income	19,342,786
Accumulated net realized loss on investments and foreign currency transactions	(928,350,167)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(49,387,876)

Net Assets	$4,195,922,053

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,941,923,425 and 757,625,147 shares of beneficial interest outstanding)	$3.88
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$4.07

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,190,102 and 1,588,961 shares of beneficial interest outstanding)	$3.90

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $631,111,313 and 162,851,882 shares of beneficial interest outstanding)	$3.88

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $46,382,784 and 11,999,339 shares of beneficial interest outstanding)	$3.87

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $119,722,788 and 30,810,113 shares of beneficial interest outstanding)	$3.89

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $450,591,641 and 116,142,018 shares of beneficial interest outstanding)	$3.88

See accompanying Notes to Consolidated Financial Statements.

79 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended March 31, 2018 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$3,334,142
Dividends	28,735
Net expenses	(208,112)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	3,154,765

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	18,784,750
Dividends	410,915
Net expenses	(1,133,432)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	18,062,233
Total allocation of net investment income from master funds	21,216,998

Investment Income
Interest (net of foreign withholding taxes of $2,434,613)	92,783,979
Fee income on when-issued securities	2,870,803
Dividends:
Unaffiliated companies	1,213,760
Affiliated companies	1,969,669
Total investment income	98,838,211

Expenses
Management fees	11,865,551
Distribution and service plan fees:
Class A	3,615,627
Class B	50,957
Class C	3,314,170
Class R	302,955
Transfer and shareholder servicing agent fees:
Class A	2,966,981
Class B	10,258
Class C	650,789
Class I	7,065
Class R	119,266
Class Y	471,623
Shareholder communications:
Class A	42,745
Class B	1,604
Class C	8,886
Class I	55
Class R	1,226
Class Y	3,047
Custodian fees and expenses	140,196
Borrowing fees	83,116
Trustees’ compensation	73,233
Other	239,156
Total expenses	23,968,506

80 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Expenses (Continued)
Less reduction to custodian expenses	$(29,246)
Less waivers and reimbursements of expenses	(1,636,594)

Net expenses	22,302,666

Net Investment Income	97,752,543
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $177,155)	(11,495,854)
Affiliated companies	(356,318)
Option contracts written	3,780,434
Futures contracts	(12,995,310)
Foreign currency transactions	(401,910)
Forward currency exchange contracts	(1,244,913)
Short positions	23,327
Swap contracts	5,257,304
Swaption contracts written	(2,692,891)
Net realized loss allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(1,255,033)
Oppenheimer Master Loan Fund, LLC	(2,224,766)

Net realized loss	(23,605,930)
Net change in unrealized appreciation/depreciation on:
Investment transactions in:
Unaffiliated companies	(79,095,761)
Affiliated companies	(180,367)
Translation of assets and liabilities denominated in foreign currencies	5,109
Forward currency exchange contracts	1,709,934
Futures contracts	8,018,090
Option contracts written	(364,439)
Swap contracts	482,197
Swaption contracts written	2,692,525
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(798,572)
Oppenheimer Master Loan Fund, LLC	4,000,083

Net change in unrealized appreciation/depreciation	(63,531,201)

Net Increase in Net Assets Resulting from Operations	$10,615,412

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See

Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

81 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Unaudited

	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017
Operations
Net investment income	$97,752,543	$189,803,732
Net realized loss	(23,605,930)	(24,592,540)
Net change in unrealized appreciation/depreciation	(63,531,201)	33,610,678

Net increase in net assets resulting from operations	10,615,412	198,821,870

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(68,118,253)	(90,940,126)
Class B	(185,913)	(605,469)
Class C	(12,390,125)	(17,172,978)
Class I	(1,152,022)	(1,371,798)
Class R	(2,584,621)	(3,445,165)
Class Y	(11,376,648)	(12,202,079)

	(95,807,582)	(125,737,615)

Tax return of capital distribution:
Class A	—	(45,342,135)
Class B	—	(301,883)
Class C	—	(8,562,331)
Class I	—	(683,970)
Class R	—	(1,717,736)
Class Y	—	(6,083,875)

	—	(62,691,930)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(123,622,294)	(489,059,547)
Class B	(9,440,748)	(27,486,595)
Class C	(52,919,795)	(154,909,331)
Class I	(53,042)	1,379,541
Class R	(1,703,137)	(25,498,279)
Class Y	(33,956,007)	122,895,934

	(221,695,023)	(572,678,277)

Net Assets
Total decrease	(306,887,193)	(562,285,952)
Beginning of period	4,502,809,246	5,065,095,198

End of period (including accumulated net investment income of $19,342,786 and $17,397,825, respectively)	$4,195,922,053	$4,502,809,246

See accompanying Notes to Consolidated Financial Statements.

82 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$3.96	$3.95	$3.87	$4.13	$4.13	$4.30

Income (loss) from investment operations:
Net investment income[1]	0.09	0.16	0.15	0.18	0.19	0.23
Net realized and unrealized gain (loss)	(0.08)	0.01	0.08	(0.26)	0.00[2]	(0.17)

Total from investment operations	0.01	0.17	0.23	(0.08)	0.19	0.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.11)	(0.14)	(0.17)	(0.14)	(0.18)
Tax return of capital distribution	0.00	(0.05)	(0.01)	(0.01)	(0.05)	(0.05)

Total dividends and/or distributions to shareholders	(0.09)	(0.16)	(0.15)	(0.18)	(0.19)	(0.23)

Net asset value, end of period	$3.88	$3.96	$3.95	$3.87	$4.13	$4.13

Total Return, at Net Asset Value[3]	0.20%	4.45%	6.07%	(2.06)%	4.62%	1.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,941,923	$3,124,887	$3,607,387	$4,008,783	$4,774,652	$5,599,883

Average net assets (in thousands)	$3,040,602	$3,321,318	$3,745,267	$4,432,764	$5,171,641	$6,198,248

Ratios to average net assets:[4,5]
Net investment income	4.58%	4.13%	3.87%	4.43%	4.53%	5.39%
Expenses excluding specific expenses listed below	1.07%	1.08%	1.06%	1.05%	1.00%	0.96%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.07%	1.08%	1.06%	1.05%	1.00%	0.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.99%	1.01%	1.02%	1.00%	0.97%	0.93%

Portfolio turnover rate[8]	36%	69%	78%	79%	93%	95%

83 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	1.08%
Year Ended September 30, 2017	1.09%
Year Ended September 30, 2016	1.07%
Year Ended September 30, 2015	1.06%
Year Ended September 30, 2014	1.01%
Year Ended September 30, 2013	0.96%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2018	$3,487,977,361	$3,499,537,785
Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307

See accompanying Notes to Consolidated Financial Statements.

84 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class B	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$3.97	$3.96	$3.89	$4.14	$4.14	$4.32

Income (loss) from investment operations:
Net investment income[1]	0.07	0.13	0.12	0.15	0.16	0.19
Net realized and unrealized gain (loss)	(0.07)	0.01	0.07	(0.25)	(0.01)	(0.18)

Total from investment operations	0.00	0.14	0.19	(0.10)	0.15	0.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.09)	(0.11)	(0.14)	(0.12)	(0.15)
Tax return of capital distribution	0.00	(0.04)	(0.01)	(0.01)	(0.03)	(0.04)

Total dividends and/or distributions to shareholders	(0.07)	(0.13)	(0.12)	(0.15)	(0.15)	(0.19)

Net asset value, end of period	$3.90	$3.97	$3.96	$3.89	$4.14	$4.14

Total Return, at Net Asset Value[2]	0.07%	3.65%	4.99%	(2.54)%	3.76%	0.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,190	$15,796	$43,363	$76,276	$122,339	$205,204

Average net assets (in thousands)	$10,162	$27,568	$57,748	$97,858	$160,934	$252,333

Ratios to average net assets:[3,4]
Net investment income	3.75%	3.28%	3.15%	3.66%	3.71%	4.50%
Expenses excluding specific expenses listed below	1.87%	1.85%	1.82%	1.83%	1.83%	1.87%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.87%	1.85%	1.82%	1.83%	1.83%	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.78%	1.78%	1.77%	1.80%	1.84%

Portfolio turnover rate[7]	36%	69%	78%	79%	93%	95%

85 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	1.88%
Year Ended September 30, 2017	1.86%
Year Ended September 30, 2016	1.83%
Year Ended September 30, 2015	1.84%
Year Ended September 30, 2014	1.84%
Year Ended September 30, 2013	1.87%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2018	$3,487,977,361	$3,499,537,785
Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307

See accompanying Notes to Consolidated Financial Statements.

86 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class C	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$3.95	$3.94	$3.87	$4.12	$4.12	$4.30

Income (loss) from investment operations:
Net investment income[1]	0.07	0.13	0.12	0.15	0.16	0.20
Net realized and unrealized gain (loss)	(0.07)	0.01	0.07	(0.25)	0.00[2]	(0.18)

Total from investment operations	0.00	0.14	0.19	(0.10)	0.16	0.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.09)	(0.11)	(0.14)	(0.12)	(0.15)
Tax return of capital distribution	0.00	(0.04)	(0.01)	(0.01)	(0.04)	(0.05)

Total dividends and/or distributions to shareholders	(0.07)	(0.13)	(0.12)	(0.15)	(0.16)	(0.20)

Net asset value, end of period	$3.88	$3.95	$3.94	$3.87	$4.12	$4.12

Total Return, at Net Asset Value[3]	0.08%	3.67%	5.01%	(2.56)%	3.84%	0.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$631,111	$696,936	$850,319	$977,069	$1,156,140	$1,337,248

Average net assets (in thousands)	$665,861	$769,686	$897,334	$1,087,495	$1,236,681	$1,510,477

Ratios to average net assets:[4,5]
Net investment income	3.82%	3.37%	3.12%	3.67%	3.78%	4.65%
Expenses excluding specific expenses listed below	1.83%	1.84%	1.81%	1.80%	1.76%	1.71%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.83%	1.84%	1.81%	1.80%	1.76%	1.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.77%	1.77%	1.76%	1.73%	1.68%

Portfolio turnover rate[8]	36%	69%	78%	79%	93%	95%

87 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	1.84%
Year Ended September 30, 2017	1.85%
Year Ended September 30, 2016	1.82%
Year Ended September 30, 2015	1.81%
Year Ended September 30, 2014	1.77%
Year Ended September 30, 2013	1.71%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2018	$3,487,977,361	$3,499,537,785
Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307

See accompanying Notes to Consolidated Financial Statements.

88 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class I	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$3.94	$3.93	$3.86	$4.11	$4.11	$4.29

Income (loss) from investment operations:
Net investment income[1]	0.10	0.18	0.16	0.20	0.20	0.24
Net realized and unrealized gain (loss)	(0.08)	0.01	0.07	(0.25)	0.00[2]	(0.18)

Total from investment operations	0.02	0.19	0.23	(0.05)	0.20	0.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.12)	(0.15)	(0.19)	(0.15)	(0.19)
Tax return of capital distribution	0.00	(0.06)	(0.01)	(0.01)	(0.05)	(0.05)

Total dividends and/or distributions to shareholders	(0.09)	(0.18)	(0.16)	(0.20)	(0.20)	(0.24)

Net asset value, end of period	$3.87	$3.94	$3.93	$3.86	$4.11	$4.11

Total Return, at Net Asset Value[3]	0.65%	4.89%	6.27%	(1.41)%	5.05%	1.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,383	$47,348	$45,840	$48,488	$119,074	$87,639

Average net assets (in thousands)	$47,224	$45,371	$46,967	$121,467	$109,381	$76,202

Ratios to average net assets:[4,5]
Net investment income	4.98%	4.57%	4.30%	4.87%	4.93%	5.69%
Expenses excluding specific expenses listed below	0.66%	0.65%	0.62%	0.60%	0.59%	0.60%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	0.66%	0.65%	0.62%	0.60%	0.59%	0.60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.59%	0.59%	0.58%	0.57%	0.56%	0.57%

Portfolio turnover rate[8]	36%	69%	78%	79%	93%	95%

89 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	0.67%
Year Ended September 30, 2017	0.66%
Year Ended September 30, 2016	0.63%
Year Ended September 30, 2015	0.61%
Year Ended September 30, 2014	0.60%
Year Ended September 30, 2013	0.60%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2018	$3,487,977,361	$3,499,537,785
Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307

See accompanying Notes to Consolidated Financial Statements.

90 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class R	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$3.96	$3.95	$3.88	$4.13	$4.13	$4.31

Income (loss) from investment operations:
Net investment income[1]	0.08	0.15	0.14	0.17	0.18	0.22
Net realized and unrealized gain (loss)	(0.07)	0.01	0.07	(0.25)	0.00[2]	(0.19)

Total from investment operations	0.01	0.16	0.21	(0.08)	0.18	0.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.10)	(0.13)	(0.16)	(0.14)	(0.16)
Tax return of capital distribution	0.00	(0.05)	(0.01)	(0.01)	(0.04)	(0.05)

Total dividends and/or distributions to shareholders	(0.08)	(0.15)	(0.14)	(0.17)	(0.18)	(0.21)

Net asset value, end of period	$3.89	$3.96	$3.95	$3.88	$4.13	$4.13

Total Return, at Net Asset Value[3]	0.33%	4.19%	5.53%	(2.06)%	4.31%	0.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$119,723	$123,825	$149,098	$162,623	$185,991	$208,523

Average net assets (in thousands)	$122,367	$134,309	$152,830	$175,389	$196,503	$233,104

Ratios to average net assets:[4,5]
Net investment income	4.33%	3.87%	3.61%	4.17%	4.24%	5.01%
Expenses excluding specific expenses listed below	1.32%	1.34%	1.31%	1.30%	1.30%	1.34%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.32%	1.34%	1.31%	1.30%	1.30%	1.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%	1.27%	1.27%	1.26%	1.27%	1.31%

Portfolio turnover rate[8]	36%	69%	78%	79%	93%	95%

91 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	1.33%
Year Ended September 30, 2017	1.35%
Year Ended September 30, 2016	1.32%
Year Ended September 30, 2015	1.31%
Year Ended September 30, 2014	1.31%
Year Ended September 30, 2013	1.34%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2018	$3,487,977,361	$3,499,537,785
Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307

See accompanying Notes to Consolidated Financial Statements.

92 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class Y	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$3.96	$3.95	$3.87	$4.13	$4.12	$4.30

Income (loss) from investment operations:
Net investment income[1]	0.09	0.17	0.16	0.19	0.20	0.24
Net realized and unrealized gain (loss)	(0.08)	0.01	0.08	(0.26)	0.01	(0.18)

Total from investment operations	0.01	0.18	0.24	(0.07)	0.21	0.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.11)	(0.15)	(0.18)	(0.15)	(0.18)
Tax return of capital distribution	0.00	(0.06)	(0.01)	(0.01)	(0.05)	(0.06)

Total dividends and/or distributions to shareholders	(0.09)	(0.17)	(0.16)	(0.19)	(0.20)	(0.24)

Net asset value, end of period	$3.88	$3.96	$3.95	$3.87	$4.13	$4.12

Total Return, at Net Asset Value[2]	0.32%	4.70%	6.33%	(1.83)%	5.13%	1.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$450,592	$494,017	$369,088	$403,252	$558,288	$572,859

Average net assets (in thousands)	$482,578	$417,814	$372,918	$453,869	$533,576	$678,607

Ratios to average net assets:[3,4]
Net investment income	4.82%	4.43%	4.11%	4.68%	4.78%	5.64%
Expenses excluding specific expenses listed below	0.83%	0.84%	0.81%	0.80%	0.76%	0.72%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.83%	0.84%	0.81%	0.80%	0.76%	0.72%
Expenses after payments,waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.77%	0.77%	0.76%	0.73%	0.69%

Portfolio turnover rate[7]	36%	69%	78%	79%	93%	95%

93 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	0.84%
Year Ended September 30, 2017	0.85%
Year Ended September 30, 2016	0.82%
Year Ended September 30, 2015	0.81%
Year Ended September 30, 2014	0.77%
Year Ended September 30, 2013	0.72%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2018	$3,487,977,361	$3,499,537,785
Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307

See accompanying Notes to Consolidated Financial Statements.

94 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS March 31, 2018 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At

95 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

period end, the Fund owned 155,194 shares with net assets of $13,507,150 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$1,489,216
Net assets	$13,507,150
Net income (loss)	$(25,981)
Net realized gain (loss)	$180,658
Net change in unrealized appreciation/depreciation	$(208,344)

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end

96 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

2. Significant Accounting Policies (Continued)

may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state

97 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended September 30, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. The Fund had post-October foreign currency losses of $2,974,415, which were deferred. Details of the fiscal year ended September 30, 2017 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2018	$240,345,967
No expiration	649,542,117

Total	$889,888,084

At period end, it is estimated that the capital loss carryforwards would be $240,345,967 expiring by 2018 and $676,122,462, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal

98 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

2. Significant Accounting Policies (Continued)

income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$4,581,367,546
Federal tax cost of other investments	(378,751,909)

Total federal tax cost	$4,202,615,637

Gross unrealized appreciation	$105,652,518
Gross unrealized depreciation	(156,181,532)

Net unrealized depreciation	$(50,529,014)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

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CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

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3. Securities Valuation (Continued)

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

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CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$137,112,367	$—	$137,112,367
Mortgage-Backed Obligations	—	864,120,670	41,750	864,162,420
Foreign Government Obligations	—	691,537,348	—	691,537,348
Corporate Loans	—	6,940,008	—	6,940,008
Corporate Bonds and Notes	—	1,808,491,604	106,293	1,808,597,897
Preferred Stocks	50,320,355	—	—	50,320,355
Common Stocks	3,489,719	120,120	240,577	3,850,416
Rights, Warrants and Certificates	—	58,460	390,609	449,069
Structured Securities	—	11,961,209	—	11,961,209
Short-Term Notes	—	51,056,078	—	51,056,078
Over-the-Counter Options Purchased	—	5,453,120	—	5,453,120
Over-the-Counter Interest Rate Swaptions Purchased	—	11,494,834	—	11,494,834
Investment Companies	209,464,097	673,591,144	—	883,055,241

Total Investments, at Value	263,274,171	4,261,936,962	779,229	4,525,990,362
Other Financial Instruments:
Swaps, at value	—	902,530	—	902,530
Centrally cleared swaps, at value	—	7,542,128	—	7,542,128
Futures contracts	4,308,298	—	—	4,308,298
Forward currency exchange contracts	—	4,960,279	—	4,960,279

Total Assets	$267,582,469	$4,275,341,899	$779,229	$4,543,703,597

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(1,340,432)	$—	$(1,340,432)
Centrally cleared swaps, at value	—	(5,160,326)	—	(5,160,326)
Options written, at value	—	(26,837,136)	—	(26,837,136)
Futures contracts	(2,536,006)	—	—	(2,536,006)
Forward currency exchange contracts	—	(6,397,330)	—	(6,397,330)
Swaptions written, at value	—	(8,386,851)	—	(8,386,851)

Total Liabilities	$(2,536,006)	$(48,122,075)	$—	$(50,658,081)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

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3. Securities Valuation (Continued)

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*

Assets Table
Investments, at Value:
Structured Securities	$768,957	$(768,957)

Total Assets	$768,957	$(768,957)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

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CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 42.5% of Master Loan and 27.8% of Master Event-Linked Bond at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the

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4. Investments and Risks (Continued)

MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$555,371,823
Sold securities	93,648,065

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $809,809 of collateral to the Fund for forward roll transactions.

At period end, the Fund pledged $516,000 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated

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4. Investments and Risks (Continued)

Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$23,446,483
Market Value	$2,310,418
Market Value as % of Net Assets	0.06%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors: Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in

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6. Use of Derivatives (Continued)

losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $929,992,128 and $1,047,401,856, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains

109 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $468,276,005 and $489,469,448 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

110 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Use of Derivatives (Continued)

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,587,816 and $861,420 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $1,800,437 and $5,357,432 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

112 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Use of Derivatives (Continued)

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $67,326,143 and $72,358,143 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $583,549,091 and $861,352,492 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $27,112,529 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no total return swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not

113 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $6,221,859 and $4,778,359 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited

114 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Use of Derivatives (Continued)

to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to

115 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$2,841,125	$(2,841,125)	$–	$–	$–
Barclays Bank plc	8,053,018	(8,053,018)	–	–	–
BNP Paribas	74,126	(74,126)	–	–	–
Citibank NA	488,233	(488,233)	–	–	–
Deutsche Bank AG	89,879	(8,626)	–	–	81,253
Goldman Sachs Bank USA	4,916,790	(4,916,790)	–	–	–

116 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Goldman Sachs International	$281,844	$(281,844)	$–	$–	$–
HSBC Bank USA NA	27,788	–	–	–	27,788
JPMorgan Chase Bank NA	5,520,936	(5,520,936)	–	–	–
Toronto Dominion Bank	517,024	(506,503)	–	–	10,521

	$22,810,763	$(22,691,201)	$–	$–	$119,562

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(4,259,172)	$2,841,125	$–	$1,418,047	$–
Barclays Bank plc	(8,152,110)	8,053,018	–	99,092	–
BNP Paribas	(784,153)	74,126	–	710,027	–
Citibank NA	(5,281,599)	488,233	–	4,360,000	(433,366)
Deutsche Bank AG	(8,626)	8,626	–	–	–
Goldman Sachs Bank USA	(15,831,193)	4,916,790	–	10,000,000	(914,403)
Goldman Sachs International	(510,804)	281,844	–	228,960	–
JPMorgan Chase Bank NA	(7,060,565)	5,520,936	–	1,539,629	–
Standard Chartered Bank	(567,024)	–	–	507,000	(60,024)

117 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Toronto Dominion
Bank	$(506,503)	$506,503	$–	$–	$–

	$(42,961,749)	$22,691,201	$–	$18,862,755	$(1,407,793)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$168,391	Swaps, at value	$541,652
Interest rate contracts	Swaps, at value	734,139	Swaps, at value	798,780
Credit contracts	Centrally cleared swaps, at value	1,170,653	Centrally cleared swaps, at value	707,948
Interest rate contracts	Centrally cleared swaps, at value	6,371,475	Centrally cleared swaps, at value	4,452,378
Interest rate contracts	Variation margin receivable	827,813*	Variation margin payable	408,794*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	4,960,279	Unrealized depreciation on forward currency exchange contracts	6,397,330
Forward currency exchange contracts			Options written, at value	26,837,136
Interest rate contracts			Swaptions written, at value	8,386,851
Forward currency exchange contracts	Investments, at value	5,453,120**
Interest rate contracts	Investments, at value	11,494,834**

Total		$31,180,704		$48,530,869

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

118 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts

Credit contracts	$ —	$—	$—	$—
Equity contracts	(3,413,074)	—	1,128,865	—
Forward currency exchange contracts	(6,468,099)	—	2,651,569	—
Interest rate contracts	(81,542)	(2,692,891)	—	(12,995,310)

Total	$(9,962,715)	$(2,692,891)	$3,780,434	$(12,995,310)

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total

Credit contracts	$—	$482,112	$482,112
Equity contracts	—	—	(2,284,209)
Forward currency exchange contracts	(1,244,913)	—	(5,061,443)
Interest rate contracts	—	4,775,192	(10,994,551)

Total	$(1,244,913)	$5,257,304	$(17,858,091)

*Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Swaption contracts written	Futures contracts

Credit contracts	$—	$—	$—	$—
Equity contracts	(52,334)	—	—	—
Forward currency exchange contracts	358,776	(364,439)	—	—
Interest rate contracts	(2,418,465)	—	2,692,525	8,018,090

Total	$(2,112,023)	$(364,439)	$2,692,525	$8,018,090

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total

Credit contracts	$—	$(903,114)	$(903,114)
Equity contracts	—	—	(52,334)
Forward currency exchange contracts	1,709,934	—	1,704,271
Interest rate contracts	—	1,385,311	9,677,461

Total	$1,709,934	$482,197	$10,426,284

119 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount

Class A
Sold	24,525,372	$96,588,099	48,921,616	$192,308,690
Dividends and/or distributions reinvested	15,729,747	61,786,823	31,238,755	122,750,966
Redeemed	(71,676,458)	(281,997,216)	(204,805,470)	(804,119,203)

Net decrease	(31,421,339)	$(123,622,294)	(124,645,099)	$(489,059,547)

Class B
Sold	18,132	$71,714	61,590	$242,525
Dividends and/or distributions reinvested	45,889	181,202	216,903	854,138
Redeemed	(2,450,188)	(9,693,664)	(7,248,102)	(28,583,258)

Net decrease	(2,386,167)	$(9,440,748)	(6,969,609)	$(27,486,595)

Class C
Sold	5,550,579	$21,822,587	10,191,444	$39,924,389
Dividends and/or distributions reinvested	2,986,161	11,716,312	6,097,118	23,910,475
Redeemed	(22,016,182)	(86,458,694)	(55,764,924)	(218,744,195)

Net decrease	(13,479,442)	$(52,919,795)	(39,476,362)	$(154,909,331)

Class I
Sold	2,215,425	$8,665,820	3,674,488	$14,395,136
Dividends and/or distributions reinvested	292,036	1,142,871	523,645	2,048,739
Redeemed	(2,518,546)	(9,861,733)	(3,851,222)	(15,064,334)

Net increase (decrease)	(11,085)	$(53,042)	346,911	$1,379,541

Class R
Sold	2,832,968	$11,161,410	4,992,953	$19,622,247
Dividends and/or distributions reinvested	607,554	2,389,612	1,219,626	4,794,536
Redeemed	(3,874,767)	(15,254,159)	(12,707,380)	(49,915,062)

Net decrease	(434,245)	$(1,703,137)	(6,494,801)	$(25,498,279)

Class Y
Sold	13,549,234	$53,310,053	65,302,057	$256,466,227
Dividends and/or distributions reinvested	2,709,786	10,642,882	4,342,868	17,080,573
Redeemed	(24,977,269)	(97,908,942)	(38,336,517)	(150,650,866)

Net increase (decrease)	(8,718,249)	$(33,956,007)	31,308,408	$122,895,934

120 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$1,501,682,144	$1,806,296,753
U.S. government and government agency obligations	—	2,084,972
To Be Announced (TBA) mortgage-related securities	3,487,977,361	3,499,537,785

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million in assets	0.75%
Next $200 million in assets	0.72
Next $200 million in assets	0.69
Next $200 million in assets	0.66
Next $200 million in assets	0.60
Next $4 billion in assets	0.50
Next $5 billion in assets	0.48
Over $10 billion in assets	0.46

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.54% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the

121 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to

122 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

9. Fees and Other Transactions with Affiliates (Continued)

approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
March 31, 2018	$204,082	$—	$4,074	$10,957	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $50,662. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$116,550
Class B	472
Class C	25,781
Class R	4,651
Class Y	18,696

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,419,782 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowing and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the

123 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

10. Borrowing and Other Financing (Continued)

benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the risk of an unlimited loss, since the price of the security sold short could theoretically increase without limit. Purchasing securities previously sold short to close out a short position can itself cause the price of the securities to rise further, thereby increasing the loss. Further, there is no assurance that a security the Fund needs to buy to cover a short position will be available for purchase at a reasonable price. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

At period end, the Fund had no outstanding securities sold short.

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

124 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

125 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Global Strategic Income Fund	10/25/17	98.7%	0.0%	1.3%

126 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Trustees and Officers

Robert J. Malone, Chairman of the Board of Trustees and Trustee

Andrew J. Donohue, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer

Hemant Baijal, Vice President

Krishna Memani, Vice President

Christopher Kelly, Vice President

Ruta Ziverte, Vice President

Cynthia Lo Bessette, Secretary and Chief Legal Officer

Jennifer Foxson, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money

Laundering Officer

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2018 OppenheimerFunds, Inc. All rights reserved.

127 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

128 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0230.001.0318 May 25, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)        (1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018
By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/18/2018